ISSUER FREE WRITING PROSPECTUS
Filed Pursuant to Rule 433
Registration Statement No. 333-137902
Dated January 6, 2009

GLOBAL MARKETS | EQUITY

Global Markets Equity
Proprietary Indices
Monthly Report - January 2009

A Passion to Perform.                                                    DB Logo

GME Indices Review
(as of 31st December 2008)

TABLE OF CONTENTS

Performance Summary
-------------------
Deutsche Bank CROCI Indices                                              2
Deutsche Bank Evergreen Indices                                          2
Deutsche Bank Alpha Indices                                              3
Deutsche Bank Multi-Asset Indices                                        4
Deutsche Bank Specialised Indices                                        4
Deutsche Bank Islamic Indices                                            5
Monthly Reviews
---------------
Deutsche Bank CROCI US+ Index                                            6
Deutsche Bank CROCI US Plus II Index                                     7
Deutsche Bank CROCI Euro+ Index                                          8
Deutsche Bank CROCI Euro II Index                                        9
Deutsche Bank CROCI Japan+ Index                                        10
Deutsche Bank CROCI Japan II Index                                      11
Deutsche Bank US Growth Total Return Index                              12
Deutsche Bank US Value Total Return Index                               13
Deutsche Bank Euro Growth Total Return Index                            14
Deutsche Bank Euro Value Total Return Index                             15
Deutsche Bank UK Growth Total Return Index                              16
Deutsche Bank UK Value Total Return Index                               17
Deutsche Bank Japan Growth Total Return Index                           18
Deutsche Bank Japan Value Total Return Index                            19
S&P X-Alpha Total Return USD Index                                      20
S&P X-Alpha Excess Return USD Index                                     21
Deutsche Bank X-Alpha Total Return USD Index                            22
Deutsche Bank X-Alpha Excess Return USD Index                           23
DBIQ ImpAct Dollar Equity Volatility (Bid) Index                        24
Deutsche Bank Liquid Alpha USD 5 Total Return S1 Index                  25
Deutsche Bank Liquid Alpha USD 5 Excess Return S1 Index                 26
Deutsche Bank US ValueGrowth Select Index                               27
Deutsche Bank ValueGrowth Select Total Return Index                     28
Deutsche Bank Global Yield US Total Return Index                        29
Deutsche Bank Global Yield Euro Total Return Index                      30
Deutsche Bank Global Yield AP Total Return Index                        31
Deutsche Bank E-REV Europe Total Return Index                           32
Deutsche Bank E-REV Japan Total Return Index                            33
Deutsche Bank SectorLeader Total Return Index                           34
Deutsche Bank ChinaOpportunity USD Total Return Index                   35
Deutsche Bank Islamic US EquityBuilder Total Return Index               36
Deutsche Bank Islamic Europe EquityBuilder Total Return Index           37
Deutsche Bank Islamic Asia Pacific EquityBuilder Total Return Index     38
Deutsche Bank Islamic Global Pacific EquityBuilder Total Return Index   39

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                                                                              1

GME Indices Performance Summary
(as of 31st December 2008)

DEUTSCHE BANK CROCI INDICES
Deutsche Bank CROCI US+ Index
Bloomberg: CROCI                                                                               Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD         1 year  3 years 5 years 10years
CROCI US+ Index                                  3.7%   -22.0%     -31.5% -36.8%         -36.7%     -7.0%   1.9%    7.6%
S&P 500 Index (TR)                               1.1%   -21.9%     -28.5% -37.0%         -36.9%     -8.3%  -2.2%   -1.4%
S&P 500/Citigroup Value Index (TR)               1.0%   -23.8%     -27.6% -39.2%         -39.1%     -9.2%  -1.7%    0.1%
Excess Return vs S&P 500 Index (TR)              2.7%    -0.1%      -3.0%   0.2%           0.2%      1.3%   4.1%    8.9%
Excess Return vs S&P 500/Citigroup Value
Index (TR)                                       2.8%     1.8%      -3.9%   2.5%           2.5%      2.1%   3.7%    7.5%
Deutsche Bank CROCI US Plus II Index
Bloomberg: DBUSCPII                                                                            Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD         1 year  3 years 5 years 10years
CROCI US Plus II Index                           4.0%   -17.8%     -25.6% -31.4%         -31.3%     -4.0%   4.0%    8.6%
S&P 500 Index (TR)                               1.1%   -21.9%     -28.5% -37.0%         -36.9%     -8.3%  -2.2%   -1.4%
S&P 500/Citigroup Value Index (TR)               1.0%   -23.8%     -27.6% -39.2%         -39.1%     -9.2%  -1.7%    0.1%
Excess Return vs S&P 500 Index (TR)              2.9%     4.1%       2.9%   5.6%           5.6%      4.4%   6.1%   10.0%
Excess Return vs S&P 500/Citigroup Value
Index (TR)                                       3.0%     6.0%       2.0%   7.9%           7.9%      5.2%   5.7%    8.5%

Deutsche Bank CROCI Euro+ Index
Bloomberg: CRCEU                                                                               Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD         1 year  3 years 5 years 10years
CROCI Euro+ Index                                5.3%   -15.8%     -27.4% -40.7%         -40.6%     -6.0%   4.0%    6.4%
EuroSTOXX 50 Index (TR)                          0.7%   -19.0%     -26.3% -42.4%         -42.3%     -9.3%   0.3%   -1.0%
MSCI EMU Index (TR)                              0.0%   -21.3%     -30.7% -45.2%         -45.1%    -10.2%   0.3%     N/A
Excess Return vs EuroSTOXX 50 Index (TR)         4.6%     3.2%      -1.0%   1.7%           1.7%      3.4%   3.8%    7.4%
Excess Return vs MSCI EMU Index (TR)             5.4%     5.5%       3.3%   4.5%           4.5%      4.2%   3.7%     N/A

Deutsche Bank CROCI Euro II Index
Bloomberg: DBEECRII                                                                            Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD         1 year  3 years 5 years 10years
CROCI Euro II Index                              5.2%   -16.1%     -27.2% -38.9%         -38.9%     -4.6%   4.9%    6.8%
EuroSTOXX 50 Index (TR)                          0.7%   -19.0%     -26.3% -42.4%         -42.3%     -9.3%   0.3%   -1.0%
MSCI EMU Index (TR)                              0.0%   -21.3%     -30.7% -45.2%         -45.1%    -10.2%   0.3%     N/A
Excess Return vs EuroSTOXX 50 Index (TR)         4.5%     2.9%      -0.8%   3.5%           3.5%      4.7%   4.7%    7.8%
Excess Return vs MSCI EMU Index (TR)             5.3%     5.3%       3.5%   6.3%           6.2%      5.5%   4.6%     N/A

Deutsche Bank CROCI Japan+ Index
Bloomberg: CRCJP                                                                               Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD         1 year  3 years 5 years 10years
CROCI Japan+ Index                               1.4%   -28.6%     -41.8% -50.5%         -50.4%    -17.6%  -4.2%    1.3%
TOPIX 100 Index (TR)                             2.7%   -24.8%     -38.2% -44.0%         -43.9%    -18.5%  -3.9%   -2.8%
MSCI Japan Index (TR)                            2.7%   -22.2%     -35.9% -42.5%         -42.4%    -17.8%  -2.4%   -1.8%
Excess Return vs TOPIX 100 Index (TR)           -1.3%    -3.8%      -3.5%  -6.5%          -6.5%      0.9%  -0.2%    4.1%
Excess Return vs MSCI Japan Index (TR)          -1.3%    -6.4%      -5.9%  -8.0%          -8.0%      0.2%  -1.8%    3.1%

Deutsche Bank CROCI Japan II Index
Bloomberg: DBAPCRII                                                                            Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD         1 year  3 years 5 years 10years
CROCI Japan II Index                             1.6%   -28.2%     -41.6% -49.1%         -49.0%    -16.6%  -3.5%    1.6%
TOPIX 100 Index (TR)                             2.7%   -24.8%     -38.2% -44.0%         -43.9%    -18.5%  -3.9%   -2.8%
MSCI Japan Index (TR)                            2.7%   -22.2%     -35.9% -42.5%         -42.4%    -17.8%  -2.4%   -1.8%
Excess Return vs TOPIX 100 Index (TR)           -1.1%    -3.4%      -3.4%  -5.2%          -5.2%      1.8%   0.4%    4.4%
Excess Return vs MSCI Japan Index (TR)          -1.1%    -6.0%      -5.7%  -6.6%          -6.6%      1.2%  -1.1%    3.4%

DEUTSCHE BANK EVERGREEN INDICES
Deutsche Bank US Growth Total Return Index
Bloomberg: DBUSUSG                                                                             Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD         1 year   3 years 5years 10years
US Growth Index                                 -0.5%   -27.8%     -42.5% -46.9%         -46.8%    -13.2%  -1.7%    1.6%
S&P 500/Citigroup Growth Index (TR)              1.2%   -20.2%     -29.2% -34.9%         -34.8%     -7.6%  -2.7%   -3.1%
S&P 500 Index (TR)                               1.1%   -21.9%     -28.5% -37.0%         -36.9%     -8.3%  -2.2%   -1.4%
Excess Return vs S&P 500/Citigroup
Growth Index (TR)                               -1.7%    -7.6%     -13.3% -12.0%         -12.0%     -5.6%   1.0%    4.7%
Excess Return vs S&P 500 Index (TR)             -1.6%    -5.9%     -14.0%  -9.9%          -9.9%     -4.8%   0.5%    2.9%

Deutsche Bank US Value Total Return Index
Bloomberg: DBUSUSV                                                                             Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD         1 year   3 years 5years 10years
US Value Index                                   6.2%   -19.7%     -26.7% -40.1%         -40.0%    -10.3%   0.7%    5.2%
S&P 500/Citigroup Value Index (TR)               1.0%   -23.8%     -27.6% -39.2%         -39.1%     -9.2%  -1.7%    0.1%
S&P 500 Index (TR)                               1.1%   -21.9%     -28.5% -37.0%         -36.9%     -8.3%  -2.2%   -1.4%
Excess Return vs S&P 500/Citigroup Value
Index (TR)                                       5.2%     4.1%       0.9%  -0.9%          -0.9%     -1.1%   2.4%    5.1%
Excess Return vs S&P 500 Index (TR)              5.1%     2.2%       1.7%  -3.1%          -3.1%     -2.0%   2.9%    6.6%

Deutsche Bank Euro Growth Total Return Index
Bloomberg: DBEEEUGR                                                                            Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD         1 year  3 years 5 years 10years
Euro Growth Index                                0.9%   -15.8%     -21.4% -39.4%         -39.3%     -6.5%   3.2%    2.2%
EuroSTOXX Large Cap Growth Index (TR)            0.9%   -18.1%     -25.9% -42.7%         -42.6%     -9.6%  -1.5%   -2.7%
EuroSTOXX Large Euro Return Index (TR)           0.5%   -20.2%     -29.0% -44.5%         -44.4%     -9.8%   0.1%     N/A
Excess Return vs EuroSTOXX Large Cap
Growth Index (TR)                                0.1%     2.3%       4.5%   3.3%           3.3%      3.0%   4.7%    4.9%
Excess Return vs EuroSTOXX Large Euro
Return Index (TR)                                0.4%     4.4%       7.6%   5.0%           5.0%      3.3%   3.1%     N/A

Return data shown above may be based on simulated and/or actual returns, refer to Index description pages for details. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank                                            2
AG/London

GME Indices Performance Summary
(as of 31st December 2008)

Deutsche Bank Euro Value Total Return Index
Bloomberg: DBEEEUVA                                                                        Annualised
                                                                                -------------------------------------
                                              1 Month 3 Months   6 Months    YTD    1 year 3 years   5 years  10 years
Euro Value Index                                 2.5%   -24.0%     -30.0%  -47.6%   -47.5%   -11.9%      -0.1%    2.7%
EuroSTOXX Large Cap Value Index (TR)             0.4%   -23.0%     -34.8%  -49.1%   -49.0%   -12.3%      -1.1%   -3.2%
EuroSTOXX Large Euro Return Index (TR)           0.5%   -20.2%     -29.0%  -44.5%   -44.4%    -9.8%       0.1%     N/A
Excess Return vs EuroSTOXX Large Cap
Value Index (TR)                                 2.1%    -1.1%       4.8%   1.5%      1.5%     0.4%       1.0%    6.0%
Excess Return vs EuroSTOXX Large Euro
Return Index (TR)                                1.9%    -3.8%      -1.0%  -3.2%     -3.2%-    2.0%      -0.2%     N/A

Deutsche Bank UK Growth Total Return Index
Bloomberg: DBEEUKGT                                                                        Annualised
                                                                                -------------------------------------
                                              1 Month 3 Months   6 Months     YTD   1 year  3 years   5 years 10 years
UK Growth Index                                  8.0%    -5.2%     -18.4%  -30.5%   -30.4%  -6.3%        5.9%     6.0%
FTSE 100 Index (TR)                              3.5%    -8.7%     -19.6%  -28.3%   -28.3%  -4.1%        3.4%     0.3%
MSCI UK Growth Index (TR)                        5.4%   -11.3%     -24.1%  -29.3%   -29.2%  -3.4%        3.1%      N/A
Excess Return vs FTSE 100 Index (TR)             4.5%     3.5%       1.3%   -2.1%    -2.1%  -2.1%        2.5%     5.7%
Excess Return vs MSCI UK Growth Index (TR)       2.6%     6.0%       5.7%   -1.2%    -1.2%  -2.9%        2.8%      N/A
Deutsche Bank UK Value Total Return Index
Bloomberg: DBEEUKVT                                                                        Annualised
                                                                                -------------------------------------
                                              1 Month 3 Months   6 Months     YTD   1 year  3 years   5 years 10 years
UK Value Index                                  -1.9%   -11.0%     -27.3%  -46.6%   -46.5%  -16.7%      -2.9%     4.2%
FTSE 100 Index (TR)                              3.5%    -8.7%     -19.6%  -28.3%   -28.3%  -4.1%        3.4%     0.3%
MSCI UK Value Index (TR)                         1.4%    -6.7%     -15.1%  -28.1%   -28.1%  -5.8%        3.0%      N/A
Excess Return vs FTSE 100 Index (TR)            -5.5%    -2.3%      -7.7%  -18.3%   -18.2%  -12.5%      -6.3%     3.9%
Excess Return vs MSCI UK Value Index (TR)       -3.3%    -4.3%     -12.2%  -18.4%   -18.4%  -10.9%      -5.9%      N/A
Deutsche Bank Japan Growth Total Return
Index
Bloomberg: DBAPJGT                                                                         Annualised
                                                                                -------------------------------------
                                              1 Month 3 Months   6 Months    YTD     1 year3 years   5 years10 years
Japan Growth Index                               2.2%   -24.4%     -43.0% -47.5%     -47.4%-20.3%      -3.5%   -1.5%
TOPIX 100 Index (TR)                             2.7%   -24.8%     -38.2% -44.0%     -43.9%-18.5%      -3.9%   -2.8%
MSCI Japan Growth Index (TR)                     3.6%   -25.4%     -40.4% -46.9%     -46.8%-21.5%      -5.5%     N/A
Excess Return vs TOPIX 100 Index (TR)           -0.5%     0.4%      -4.7%  -3.5%      -3.5%-1.8%        0.4%    1.3%
Excess Return vs MSCI Japan Growth Index
(TR)                                            -1.4%     1.0%      -2.6%  -0.6%      -0.6% 1.3%        2.1%     N/A
Deutsche Bank Japan Value Total Return
Index
Bloomberg: DBAPJVT                                                                         Annualised
                                                                                -------------------------------------
                                              1 Month 3 Months   6 Months    YTD   1 year  3 years  5 years  10 years
Japan Value Index                                2.5%   -27.3%     -45.3% -49.2%   -49.1%  -18.1%     -0.6%      5.2%
TOPIX 100 Index (TR)                             2.7%   -24.8%     -38.2% -44.0%   -43.9%  -18.5%     -3.9%     -2.8%
MSCI Japan Value Index (TR)                      2.2%   -19.4%     -31.4% -38.2%   -38.1%  -14.3%      0.6%       N/A
Excess Return vs TOPIX 100 Index (TR)           -0.2%    -2.5%      -7.0%  -5.3%    -5.3%    0.3%      3.4%      8.0%
Excess Return vs MSCI Japan Value Index(TR)      0.3%    -7.8%     -13.9% -11.1%   -11.1%-   3.9%      -1.2%      N/A
DEUTSCHE BANK ALPHA INDICES
S&P X-Alpha Total Return USD Index
Bloomberg: SPXADT                                                                          Annualised
                                                                                -------------------------------------
                                              1 Month 3 Months   6 Months    YTD     1 year3 years   5 years10 years
S&P X-Alpha TR Index                             0.7%    -0.3%      -5.2%  -5.4%      -5.4% 2.0%        7.3%    8.8%
MSCI World Index (TR)                            3.2%   -21.8%     -33.7% -40.7%     -40.6%-8.1%       -0.5%   -0.6%
HFRX USD Equity Market Neutral Index (TR)       -1.7%    -0.8%      -2.9%  -0.7%      -0.7% 2.4%        1.5%     N/A
Excess Return vs MSCI World Index (TR)          -2.5%    21.5%      28.5%  35.3%      35.3%10.1%        7.8%    9.4%
Excess Return vs HFRX USD Equity Market                                                     0.3%
Neutral Index (TR)                               2.4%     0.5%      -2.3%  -4.7%      -4.7%-            5.8%     N/A
S&P X-Alpha Excess Return USD Index
Bloomberg: SPXADE                                                                          Annualised
                                                                                -------------------------------------
                                              1 Month 3 Months   6 Months    YTD   1 year  3 years  5 years 10 years
S&P X-Alpha ER Index                             0.7%    -0.4%      -5.8%  -7.2%    -7.2%  -1.9%       3.9%     5.2%
MSCI World Index (TR)                            3.2%   -21.8%     -33.7% -40.7%   -40.6%  -8.1%      -0.5%    -0.6%
HFRX USD Equity Market Neutral Index (TR)       -1.7%    -0.8%      -2.9%  -0.7%    -0.7%   2.4%       1.5%      N/A
Excess Return vs MSCI World Index (TR)          -2.5%    21.4%      27.9%  33.5%    33.5%   6.1%       4.4%     5.8%
Excess Return vs HFRX USD Equity Market
Neutral Index (TR)                               2.4%     0.4%      -2.9%  -6.5%    -6.5%  -4.3%       2.4%      N/A
Deutsche Bank X-Alpha Total Return USD
Index
Bloomberg: DBGLXAT                                                                         Annualised
                                                                                -------------------------------------
                                              1 Month 3 Months   6 Months    YTD   1 year  3 years   5 years  10 years
X-Alpha TR Index                                 0.7%    -0.8%      -5.7%  -5.8%    -5.8%   1.7%        7.3%      9.2%
MSCI World Index (TR)                            3.2%   -21.8%     -33.7% -40.7%   -40.6%  -8.1%       -0.5%     -0.6%
HFRX USD Equity Market Neutral Index (TR)       -1.7%    -0.8%      -2.9%  -0.7%    -0.7%   2.4%        1.5%       N/A
Excess Return vs MSCI World Index (TR)          -2.5%    20.9%      28.0%  34.9%    34.9%   9.8%        7.8%      9.8%
Excess Return vs HFRX USD Equity Market
Neutral Index (TR)                               2.4%    -0.1%      -2.8%  -5.1%    -5.1%  -0.7%        5.8%       N/A
Deutsche Bank X-Alpha Excess Return USD
Index
Bloomberg: DBGLXAE                                                                         Annualised
                                                                                -------------------------------------
                                              1 Month 3 Months   6 Months    YTD   1 year  3 years  5 years  10 years
X-Alpha ER Index                                 0.7%    -1.0%      -6.3%  -7.6%    -7.6%  -2.2%       3.9%      5.5%
MSCI World Index (TR)                            3.2%   -21.8%     -33.7% -40.7%   -40.6%  -8.1%      -0.5%     -0.6%
HFRX USD Equity Market Neutral Index (TR)       -1.7%    -0.8%      -2.9%  -0.7%    -0.7%   2.4%       1.5%       N/A
Excess Return vs MSCI World Index (TR)          -2.5%    20.8%      27.4%  33.1%    33.0%   5.8%       4.4%      6.2%
Excess Return vs HFRX USD Equity Market
Neutral Index (TR)                               2.4%    -0.2%      -3.4%  -6.9%    -6.9%  -4.6%       2.3%       N/A

Return data shown above may be based on simulated and/or actual returns, refer to Index description pages for details. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank                                            3
AG/London

GME Indices Performance Summary
(as of 31st December 2008)
DBIQ ImpAct Dollar Equity Volatility (Bid)
Index
Bloomberg: DBVEUSDB                                                                        Annualised
                                                                                -------------------------------
                                              1 Month 3 Months   6 Months    YTD     1 year  3 years   5 years
ImpAct Dollar Equity Volatility Index            1.3%   -12.5%     -26.3% -26.2%     -26.2%    -7.8%      0.5%
S&P 500 Index (TR)                               1.1%   -21.9%     -28.5% -37.0%     -36.9%    -8.3%     -2.2%
iBoxx USD Treasury Index (TR)                    4.3%     9.8%      12.3%  14.9%      14.8%     8.9%      6.5%
Excess Return vs S&P 500 Index (TR)              0.2%     9.5%       2.2%  10.8%      10.8%     0.5%      2.7%
Excess Return vs iBoxx USD Treasury Index(TR)   -3.0%   -22.3%     -38.6% -41.1%     -41.0%   -16.7%     -6.1%
DEUTSCHE BANK MULTI-ASSET INDICES
Deutsche Bank Liquid Alpha USD 5 Total
Return S1 Index
Bloomberg: DBLAUT5J                                                                        Annualised
                                                                                -------------------------------
                                              1 Month 3 Months   6 Months    YTD    1 year 3 years      5 years
Liquid Alpha USD 5 TR Index                      0.8%    -5.0%      -8.4%  -7.2%     -7.2%      4.0%      8.1%
MSCI World Index (TR)                            3.3%   -21.7%     -33.5% -40.3%    -40.2%     -7.6%      0.0%
iBoxx USD Treasury Index (TR)                    4.3%     9.8%      12.3%  14.9%     14.9%      8.9%      6.5%
Excess Return vs MSCI World Index (TR)          -2.4%    16.6%      25.1%  33.1%     33.0%     11.6%      8.1%
Excess Return vs iBoxx USD Treasury Index(TR)   -3.4%   -14.8%     -20.7% -22.1%    -22.1%     -4.8%      1.5%
Deutsche Bank Liquid Alpha USD 5 Excess
Return S1 Index
Bloomberg: DBLAUE5J                                                                        Annualised
                                                                                -------------------------------
                                              1 Month 3 Months   6 Months    YTD     1 year3 years       5
                                                                                                         years
Liquid Alpha USD 5 ER Index                      0.8%    -5.2%      -9.0%  -9.1%      -9.1%     0.0%      4.6%
MSCI World Index (TR)                            3.3%   -21.7%     -33.5% -40.3%     -40.2%    -7.6%      0.0%
iBoxx USD Treasury Index (TR)                    4.3%     9.8%      12.3%  14.9%      14.9%     8.9%      6.5%
Excess Return vs MSCI World Index (TR)          -2.4%    16.5%      24.5%  31.2%      31.2%     7.5%      4.6%
Excess Return vs iBoxx USD Treasury Index(TR)   -3.4%   -15.0%     -21.4% -24.0%     -24.0%    -8.9%     -2.0%
DEUTSCHE BANK SPECIALISED INDICES
Deutsche Bank US ValueGrowth Select Index
Bloomberg: DBUSUSVG                                                                        Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD  1 year     3 years   5 years  10 years
US ValueGrowth Select Index                     -0.6%   -20.7%     -30.8% -42.8%   -42.7%      -8.9%     -6.5%      1.1%
S&P 500 Index (TR)                               0.8%   -22.6%     -29.4% -38.5%   -38.4%     -10.2%     -4.1%     -3.0%
Excess Return vs S&P 500 Index (TR)             -1.4%     1.9%      -1.3%  -4.3%    -4.3%       1.3%     -2.4%      4.1%
Deutsche Bank ValueGrowth Select Total
Return Index
Bloomberg: DBEEVGS                                                                         Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD   1 year  3 years   5 years  10 years
ValueGrowth Select TR Index                     -6.2%   -24.9%     -33.3% -49.2%   -49.1%   -11.2%     -2.3%      3.0%
S&P 500 Index (TR)                               1.1%   -21.9%     -28.5% -37.0%   -36.9%    -8.3%     -2.2%     -1.4%
Excess Return vs S&P 500 Index (TR)             -7.2%    -2.9%      -4.9% -12.2%   -12.2%    -2.8%     -0.1%      4.4%
Deutsche Bank Global Yield US Total Return
Index
Bloomberg: DBUSGYTR                                                                        Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD     1 year  3 years   5 years  10 years
Global Yield US TR Index                         3.8%   -18.6%     -11.5% -27.2%     -27.1%    -7.3%     -1.6%      2.4%
S&P 500 Index (TR)                               1.1%   -21.9%     -28.5% -37.0%     -36.9%    -8.3%     -2.2%     -1.4%
DJ High Yield Select 10 (TR)                    -1.3%   -24.1%     -21.6% -39.1%     -39.0%    -6.5%     -3.7%       N/A
Excess Return vs S&P 500 Index (TR)              2.8%     3.4%      17.0%   9.8%       9.8%     1.0%      0.6%      3.8%
Excess Return vs DJ High Yield Select 10(TR)     5.1%     5.5%      10.1%  11.9%      11.9%    -0.8%      2.1%       N/A
Deutsche Bank Global Yield Euro Total
Return Index
Bloomberg: DBEEGYTR                                                                        Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD   1 year  3 years   5 years  10 years
Global Yield Euro TR Index                       3.5%   -28.2%     -35.3% -50.1%   -50.0%   -12.8%      0.1%      3.9%
EuroSTOXX 50 Index (TR)                          0.7%   -19.0%     -26.3% -42.4%   -42.3%    -9.3%      0.3%     -1.0%
Excess Return vs EuroSTOXX 50 Index (TR)         2.8%    -9.2%      -8.9%  -7.7%    -7.7%    -3.5%     -0.2%      4.9%
Deutsche Bank Global Yied AP Total Return
Index
Bloomberg: DBAPGYTR                                                                        Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months  YTD     1 year    3 years   5 years  10 years
Global Yield AP TR Index                        10.9%   -17.3%     -25.5% -29.2%     -29.2%     2.1%      7.2%      8.1%
MSCI Asia Pacific Index (TR)                     8.5%   -16.0%     -33.7% -41.8%     -41.8%    -8.2%      2.5%       N/A
Excess Return vs MSCI Asia Pacific Index(TR)     2.5%    -1.2%       8.1%  12.6%      12.6%    10.2%      4.8%       N/A
Deutsche Bank E-REV Europe Total Return
Index
Bloomberg: DBEEERET                                                                        Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months  YTD      1 year  3 years    5 years  10 years
E-REV Europe TR Index                           -0.8%   -18.2%     -28.1% -44.9%     -44.8%   -10.2%     -0.6%      2.0%
EuroSTOXX 50 Index (TR)                          0.7%   -19.0%     -26.3% -42.4%     -42.3%    -9.3%      0.3%     -1.0%
Excess Return vs EuroSTOXX 50 Index (TR)        -1.6%     0.8%      -1.7%  -2.5%      -2.5%    -0.8%     -0.8%      3.0%
Deutsche Bank E-REV Japan Total Return Index
Bloomberg: DBAPERJT                                                                        Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months  YTD     1 year    3 years   5 years  10 years
E-REV Japan TR Index                             1.1%   -26.3%     -44.4% -50.9%     -50.8%   -18.4%     -3.8%     -3.5%
TOPIX 100 Index (TR)                             2.7%   -24.8%     -38.2% -44.0%     -43.9%   -18.5%     -3.9%     -2.8%
Excess Return vs TOPIX 100 Index (TR)           -1.6%    -1.6%      -6.2%  -6.9%      -6.9%     0.1%      0.1%     -0.7%

Return data shown above may be based on simulated and/or actual returns, refer to Index description pages for details. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank                                            4
AG/London

GME Indices Performance Summary
(as of 31st December 2008)
Deutsche Bank SectorLeader Total Return
Index
Bloomberg: DBEESLE                                                                             Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD    1 year   3 years  5 years  10 years
SectorLeader TR Index                           -2.8%   -24.4%     -42.9% -51.7%    -51.6%    -11.8%    -0.3%     -2.5%
DJ STOXX 600 Index (TR)                         -3.8%   -22.1%     -30.8% -43.8%    -43.7%    -11.4%    -0.2%     -1.1%
Excess Return vs DJ STOXX 600 Index (TR)         1.0%    -2.3%     -12.2%  -7.9%     -7.9%     -0.4%    -0.1%     -1.4%
Deutsche Bank ChinaOpportunity Total Return
USD Index
Bloomberg: DBAPCOU                                                                             Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD    1 year   3 years  5 years  10 years
ChinaOpportunity TR USD Index                   12.4%   -13.2%     -35.4% -56.8%    -56.7%     10.9%     1.3%     20.8%
HANG SENG China Ent Index (TR) (USD)             9.5%   -12.8%     -33.3% -50.7%    -50.7%     14.0%     9.5%     16.4%
Excess Return vs HANG SENG China Ent Index
(TR) (USD)                                       2.9%    -0.4%      -2.1%  -6.1%     -6.1%     -3.0%    -8.2%      4.4%
DEUTSCHE BANK ISLAMIC INDICES
Deutsche Bank Islamic US EquityBuilder
Total Return Index
Bloomberg: DBUSIU                                                                              Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD    1 year   3 years  5 years  10 years
Islamic US EquityBuilder Index                   5.3%   -20.2%     -34.5% -36.4%    -36.3%     -9.3%    -2.2%      4.4%
DJ Islamic Market US Index (TR)                  1.3%   -19.4%     -28.9% -33.3%    -33.3%     -5.5%    -1.1%     -1.9%
DJ Islamic Mkt US LCAP Index (TR)                0.9%   -17.4%     -26.3% -31.6%    -31.5%     -4.7%    -1.4%       N/A
Excess Return vs DJ Islamic Market US Index
(TR)                                             4.0%    -0.7%      -5.7%  -3.0%     -3.0%     -3.9%    -1.0%      6.3%
Excess Return vs DJ Islamic Mkt US LCAP
Index (TR)                                       4.4%    -2.8%      -8.3%  -4.7%     -4.7%     -4.6%    -0.8%       N/A
Deutsche Bank Islamic Europe EquityBuilder Total
Return Index
Bloomberg: DBEEIE                                                                              Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD   1 year   3 years  5 years  10 years
Islamic Europe EquityBuilder Index              -3.6%   -21.1%     -41.5% -46.1%   -46.0%    -11.1%    -0.5%      6.6%
DJ Islamic Europe Index (TR)                     6.0%   -18.6%     -39.4% -43.1%   -43.0%     -5.9%     0.5%       N/A
DJ Islamic Mkt EUR LCAP Index (TR)              -3.4%   -16.6%     -29.5% -38.6%   -38.6%    -10.2%    -1.5%       N/A
Excess Return vs DJ Islamic Europe Index
(TR)                                            -9.7%    -2.6%      -2.1%  -3.0%    -3.0%     -5.2%    -0.9%       N/A
Excess Return vs DJ Islamic Mkt EUR LCAP
Index (TR)                                      -0.2%    -4.5%     -12.0%  -7.4%    -7.4%     -0.9%     1.1%       N/A
Deutsche Bank Islamic Asia Pacific EquityBuilder
Total Return Index
Bloomberg: DBAPIAEP                                                                            Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD    1 year   3 years  5 years  10 years
Islamic Asia Pacific EquityBuilder Index         9.3%   -23.5%     -42.9% -44.3%    -44.3%     -8.2%     3.9%     10.8%
DJ Islamic Mkt ASIA/PAC Index (TR)               7.0%   -17.8%     -38.9% -44.3%    -44.2%    -10.7%    -1.7%      2.0%
DJ Islamic Mkt ASIA/PAC LCAP Index (TR)          6.7%   -18.2%     -38.4% -43.4%    -43.3%     -9.6%    -1.5%       N/A
Excess Return vs DJ Islamic Mkt ASIA/PAC
Index (TR)                                       2.3%    -5.7%      -4.0%  -0.1%     -0.1%      2.5%     5.6%      8.8%
Excess Return vs DJ Islamic Mkt ASIA/PAC
LCAP Index (TR)                                  2.6%    -5.4%      -4.4%  -1.0%     -1.0%      1.4%     5.3%       N/A
Deutsche Bank Islamic Global EquityBuilder Total
Return Index
Bloomberg: DBGLIGEP                                                                            Annualised
                                                                                -----------------------------------------
                                              1 Month 3 Months   6 Months    YTD    1 year   3 years  5 years  10 years
Islamic Global EquityBuilder Index               6.1%   -21.1%     -40.4% -41.6%    -41.5%     -7.7%     0.3%      7.1%
DJ Islamic Mkt World LCAP Index (TR)             2.9%   -17.5%     -33.3% -37.1%    -37.0%     -5.6%    -0.6%       N/A
DJ Islamic Market Index (TR)                     3.2%   -20.1%     -35.3% -38.9%    -38.8%     -6.6%    -0.7%     -1.1%
Excess Return vs DJ Islamic Mkt World LCAP
Index (TR)                                       3.1%    -3.5%      -7.1%  -4.5%     -4.5%     -2.1%     1.0%       N/A
Excess Return vs DJ Islamic Market Index
(TR)                                             2.8%    -1.0%      -5.1%  -2.8%     -2.8%     -1.1%     1.1%      8.2%

Return data shown above may be based on simulated and/or actual returns, refer to Index description pages for details. Past performance is no guarantee of future results.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                  5

-------------------------------------------------------------------------------
Deutsche Bank CROCI US+ Index                                    REUTERS: CROCI
                                                               BLOOMBERG: CROCI
-------------------------------------------------------------------------------

Index Description
-------------------------------------------------------------------------------
The CROCI US+ Index is a basket of 40 equally weighted US stocks selected monthly for their attractive valuation, defined as the cheapest trailing
Economic P/E. Economic P/E is calculated from the DB proprietary CROCI methodology.

-------------------------------------------------------------------------------
12 Months Volatlity
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
-------------------------------------------------------------------------------
       1998   1999  2000 2001   2002  2003  2004  2005  2006  2007   2008
-------------------------------------------------------------------------------
Jan    1.1%   1.0% -4.8%  2.3%  -1.3% -2.0%  0.8% -2.1%  3.3%  2.5%  -5.8%
Feb    8.6%  -2.6% -7.8%  0.5%   0.6% -1.4%  3.8%  6.5% -0.3% -0.8%   0.3%
Mar    2.9%   3.1% 11.2% -2.0%   5.5%  0.4%  0.4% -1.2%  1.7%  1.4%  -2.7%
Apr   -0.1% -16.1%  6.6%  6.8% -0.9%   6.0% -0.2% -2.2%  0.7%  5.5%   3.9%
May   -2.5%   2.9%  4.4%  1.7%  -0.3%  9.0% -0.6%  3.4% -3.1%  5.4%   4.0%
Jun    0.9%   2.2% -5.4% -2.5%  -6.9%  3.2%  3.3%  2.6%  1.0% -1.8%  -7.1%
Jul   -2.3%  -2.9% -0.2%  0.0%  -6.3%  0.4% -2.0%  5.7%  1.1% -3.0%  -3.6%
Aug   -10.5  -2.6%  7.6% -0.9%  -1.2%  3.4% -0.4% -1.2%  0.4% -0.1%   1.9%
Sep    5.7%  -5.1%  0.3% -9.0% -10.2% -1.6%  4.3% -0.5%  2.1%  2.1% -10.6%
Oct   11.3%   0.8%  7.4%  3.1%   7.4%  5.4%  2.5% -3.0%  4.5%  3.6% -18.5%
Nov    4.8%  -0.8% -0.9%  7.4%   6.5%  3.0%  5.6%  3.0%  3.7% -3.4%  -7.8%
Dec    2.4%   0.3%  7.3%  3.6%  -4.1%  6.9%  3.3%  0.8% -1.2% -0.6%   3.7%
-------------------------------------------------------------------------------
Year  22.6%  11.6% 26.5% 10.6% -12.0% 37.2% 22.5% 12.0% 14.5% 10.8% -36.8%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Absolute Return
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Cumulative Excess Index vs S&P 500 (TR) Index
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Annual Returns
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through December 2008
-----------------------------------------------------------------------------------------------------------------
                                                                                      Annualised
                                                                           --------------------------------------
                                       1 Month 3 Months  6 Months   YTD    1 year  3 years  5 years   10 years
CROCI US+ Inde                           3.7%    -22.0%    -31.5% -36.8%   -36.7%    -7.0%     1.9%       7.6%
S&P 500 (TR)Index                        1.1%    -21.9%    -28.5%  37.0%   -36.9%     8.3%    -2.2%       1.4%
S&P 500/Citigroup Value Index (TR)       1.0%    -23.8%    -27.6% -39.2%   -39.1%    -9.2%    -1.7%       0.1%
-----------------------------------------------------------------------------------------------------------------
Excess Return vs S&P 500
(TR) Index                               2.7%     -0.1%     -3.0%   0.2%     0.2%     1.3%     4.1%       8.9%
Excess Return vs S&P 500/Citigroup
Value Index (TR)                         2.8%      1.8%     -3.9%   2.5%     2.5%     2.1%     3.7%       7.5%
-----------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1998 - December 2008
-------------------------------------------------------------------------------
                                    Index    Bench1    Bench2
Growth over period                 154.3%     11.9%     15.8%
Compounded annual growth             8.9%      1.0%      1.3%
Volatility                          20.4%     20.8%     21.1%
Sharpe ratio (3.69%)                 0.25      0.13      0.11
Maximum drawdown                   -41.5%    -44.7%    -44.0%
Start of max drawdown period     Nov-2007   Sep-2000  Aug-2007
End of max drawdown period       Dec-2008   Oct-2006  Dec-1899
Average monthly growth               0.8%      0.2%      0.2%
Best monthly return                 16.1%      9.8%     10.4%
Worst monthly return               -18.5%    -16.8%    -17.1%
% of months with gains              58.3%     58.3%     58.3%
12 Month Correlation versus:
-------------------------------------------------------------------------------
S&P 500 (TR) Index                   0.97      1.00      0.99
S&P 500/Citigroup Value
Index (TR)                           0.93      0.99      1.00
-------------------------------------------------------------------------------

Index Facts
-------------------------------------------------------------------------------
Bloomberg ticker                                    CROCI
Benchmark 1                            S&P 500 (TR) Index
Bloomberg ticker of
Benchmark 1                                    SPTR Index
                                  S&P 500/Citigroup Value
Benchmark 2                                    Index (TR)
Bloomberg ticker of
Benchmark 2                                 SPTRSVX Index
Index sponsor                               Deutsche Bank
Number of stocks                                       40
Stocks weighting                                    Equal
Rebalancing frequency                             Monthly
Index Currency                                        USD

The Deutsche Bank CROCI US+ Index was launched on February 02, 2004 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                  6

-------------------------------------------------------------------------------
[Deutsche Bank CROCI US Plus II Index                       BLOOMBERG: DBUSCPII
-------------------------------------------------------------------------------

Index Description
-------------------------------------------------------------------------------
The CROCI US Plus II Index is a basket of 40 equally weighted US stocks selected monthly for their attractive valuation, defined as the cheapest trailing Economic P/E. Economic P/E is calculated from the DB proprietary CROCI methodology. The CROCI US Plus II Index rebalances on a different day than the
CROCI US+ Index.

-------------------------------------------------------------------------------
12 Months Volatlity
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
-------------------------------------------------------------------------------
       1998  1999 2000   2001  2002   2003 2004  2005  2006  2007   2008
-------------------------------------------------------------------------------
 Jan   1.1%  1.0% -4.8%  2.3%  -1.3% -2.0%  0.8% -2.1%  3.3%  2.5%  -6.4%
 Feb   8.6% -2.6% -7.8%  0.5%   0.6% -1.4%  3.8%  6.5% -0.3% -0.8%   0.3%
 Mar   2.9%  3.1% 11.2% -2.0%   5.5%  0.4%  0.4% -1.2%  1.7%  1.6%  -2.1%
 Apr  -0.1% 16.1%  6.6%  6.8%  -0.9%  6.0% -0.2% -2.2%  0.7%  5.5%   4.5%
 May  -2.5%  2.9%  4.4%  1.7%  -0.3%  9.0% -0.6%  3.4% -3.1%  5.2%   3.4%
 Jun   0.9%  2.2% -5.4% -2.5%  -6.9%  3.2%  3.3%  2.6%  1.0% -1.7%  -7.1%
 Jul  -2.3% -2.9% -0.2%  0.0%  -6.3%  0.4% -2.0%  5.7%  1.1% -2.9%  -3.5%
 Aug -10.5% -2.6%  7.6% -0.9%  -1.2%  3.4% -0.4% -1.2%  0.4%  0.5%   4.3%
 Sep   5.7% -5.1%  0.3% -9.0% -10.2% -1.6%  4.3% -0.5%  2.1%  2.4% -10.0%
 Oct  11.3%  0.8%  7.4%  3.1%   7.4%  5.4%  2.5% -3.0%  4.5%  3.3% -16.7%
 Nov   4.8% -0.8% -0.9%  7.4%   6.5%  3.0%  5.6%  3.0%  3.7% -3.1%  -5.2%
 Dec   2.4%  0.3%  7.3%  3.6%  -4.1%  6.9%  3.3%  0.8% -1.2% -0.3%   4.0%
-------------------------------------------------------------------------------
 Year 22.6% 11.6% 26.5% 10.6% -12.0% 37.2% 22.5% 12.0% 14.5% 12.6% -31.4%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Absolute Return
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Cumulative Excess Index vs S&P 500 (TR) Index
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Annual Returns
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through December 2008
-----------------------------------------------------------------------------------------------------------------------
                                                                                                Annualised
                                                                                  -------------------------------------
                                             1 Month  3 Months  6 Months   YTD    1 year  3 years  5 years 10 years
CROCI US Plus II Index                          4.0%    -17.8%    -25.6%  -31.4%  -31.3%   -4.0%    4.0%     8.6%
S&P 500 (TR) Index                              1.1%    -21.9%    -28.5%  -37.0%  -36.9%   -8.3%   -2.2%    -1.4%
S&P 500/Citigroup Value Index
(TR)                                            1.0%    -23.8%    -27.6%  -39.2%  -39.1%   -9.2%   -1.7%     0.1%
-----------------------------------------------------------------------------------------------------------------------
Excess Return vs S&P 500 (TR)
Index                                           2.9%      4.1%      2.9%    5.6%    5.6%    4.4%    6.1%    10.0%
Excess Return vs S&P 500/Citigroup Value
Index (TR)                                      3.0%      6.0%      2.0%    7.9%    7.9%    5.2%    5.7%     8.5%
-----------------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1998 - December 2008
-------------------------------------------------------------------------------
                                    Index    Bench1      Bench2
Growth over period                 180.5%     11.9%       15.8%
Compounded annual growth             9.8%      1.0%        1.3%
Volatility                          20.2%     20.8%       21.1%
Sharpe ratio (3.69%)                 0.30    -0.13       - 0.11
Maximum drawdown                   -36.2%    -44.7%      -44.0%
Start of max drawdown period     Nov-2007  Sep-2000    Nov-2005
End of max drawdown period       Dec-2008  Oct-2006    Dec-2008
Average monthly growth               0.9%      0.2%        0.2%
Best monthly return                 16.1%      9.8%       10.4%
Worst monthly return               -16.7%    -16.8%      -17.1%
% of months with gains              59.1%     58.3%       58.3%
12 Month Correlation versus:
-------------------------------------------------------------------------------
S&P 500 (TR) Index                   0.97      1.00        0.99
S&P 500/Citigroup Value Index (TR)   0.93      0.99        1.00
-------------------------------------------------------------------------------

    Index Facts
-------------------------------------------------------------------------------
   Bloomberg
   ticker                                           DBUSCPII
   Benchmark 1                            S&P 500 (TR) Index
   Bloomberg ticker of Benchmark 1                SPTR Index
   Benchmark 2                       S&P 500/Citigroup Value
                                                  Index (TR)
   Bloomberg ticker of Benchmark 2             SPTRSVX Index
   Index sponsor                               Deutsche Bank
   Number of stocks                                       40
   Stocks weighting                                    Equal
   Rebalancing frequency                             Monthly
   Index Currency                                        USD

The Deutsche Bank CROCI US Plus II Index was launched on February 20, 2007 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                  7

-------------------------------------------------------------------------------
Deutsche Bank CROCI Euro+ Index                                  REUTERS: CRCEU
                                                               BLOOMBERG: CRCEU
-------------------------------------------------------------------------------

Index Description
-------------------------------------------------------------------------------
The CROCI Euro+ Index is a basket of 30 equally weighted Euroland stocks selected monthly for their attractive valuation, defined as the cheapest trailing Economic P/E. Economic P/E is calculated from the DB proprietary CROCI methodology.

-------------------------------------------------------------------------------
12 Months
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
------------------------------------------------------------------------------
       1998 1999   2000   2001   2002   2003  2004  2005 2006  2007   2008
------------------------------------------------------------------------------
Jan    5.7%  6.1% -10.8%   1.6%   0.4% -4.8%  3.8%  4.1%  5.4%  1.7% -12.8%
Feb    7.4%  0.9%   1.9%   0.1%   2.4% -7.9%  1.8%  4.0%  1.9% -1.0%  -0.7%
Mar   12.2% -0.2%   6.7%  -3.0%   5.1% -5.8% -1.9% -0.4%  4.2%  4.4%  -2.5%
Apr    0.4%  9.5%   1.1%   7.1%  -1.7% 15.6%  3.5% -4.1%  1.6%  5.1%   7.0%
May    6.1% -2.5%   0.4%   1.7%  -0.3%  5.0%  0.5%  6.0% -4.7%  5.9%   3.6%
Jun    3.4%  3.9%  -0.5%  -1.5%  -6.8%  3.9%  2.4%  3.0% -0.6%  0.7% -12.6%
Jul   -0.9% -1.2%   5.2%  -1.5% -10.3%  3.9% -0.8%  4.4%  3.0% -3.6%  -2.4%
Aug   -14.6% 4.2%   1.9%  -4.9%   2.2%  4.7% -0.1% -1.6% -0.4%  0.3%   2.4%
Sep   -4.6% -4.3%  -2.2% -12.6% -16.7% -5.8%  2.0%  2.6%  1.4%  2.0%  -13.7%
Oct    9.3%  1.9%   7.7%   5.7%  10.3%  5.5%  0.6% -3.7%  1.9%  2.6%  -14.4%
Nov    6.3%  4.6%  -0.7%   7.7%   7.8%  3.5%  2.8%  4.3%  1.3% -2.6%   -6.6%
Dec    1.9% 11.4%   1.7%   2.7% -10.1%  3.5%  1.8%  4.5%  4.4% -0.1%    5.3%
------------------------------------------------------------------------------
Year  34.4% 38.5%  11.5%   1.2% -19.3% 20.7% 17.5% 24.8% 20.7% 16.0% -40.7%
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Absolute Return
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Cumulative Excess Index vs S&P 500 (TR) Index
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Annual Returns
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through December 2008
-----------------------------------------------------------------------------------------------------------------------
                                                                                             Annualised
                                                                                ---------------------------------------
                                               1 Month 3 Months  6 Months    YTD  1 year  3 years  5 years  10 years
CROCI Euro+ Index                                 5.3%   -15.8%    -27.4% -40.7%  -40.6%    -6.0%     4.0%      6.4%
EuroSTOXX 50 (TR) Index                           0.7%   -19.0%    -26.3% -42.4%  -42.3%    -9.3%     0.3%     -1.0%
MSCI Daily TR Net EMU Index (EUR)                 0.0%   -21.3%    -30.7% -45.2%  -45.1%   -10.2%     0.3%       N/A
-----------------------------------------------------------------------------------------------------------------------
Excess Return vs EuroSTOXX 50 (TR) Index          4.6%     3.2%     -1.0%   1.7%    1.7%     3.4%     3.8%      7.4%
Excess Return vs MSCI Daily TR Net EMU Index
(EUR)                                             5.4%     5.5%      3.3%   4.5%    4.5%     4.2%     3.7%       N/A
-----------------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1998 - December 2008
-------------------------------------------------------------------------------
                                    Index     Bench1   Bench2
Growth over period                 149.4%      22.2%   -41.5%
Compounded annual growth             8.7%       1.8%    -6.1%
Volatility                          21.0%      24.6%    22.9%
Sharpe ratio (3.21%)                 0.26       0.06     0.41
Maximum drawdown                   -45.2%     -59.9%   -56.5%
Start of max drawdown period     Nov-2007   May-2000 May-1998
End of max drawdown period       Dec-2008   Dec-2008 Jan-2006
Average monthly growth               0.9%       0.3%    -0.3%
Best monthly return                 15.6%      14.7%    13.5%
Worst monthly return               -16.7%     -18.6%   -17.5%
% of months with gains              63.6%      58.3%    54.5%
12 Month Correlation versus:
-------------------------------------------------------------------------------
EuroSTOXX 50 (TR) Index              0.92       1.00     0.98
MSCI Daily TR Net EMU Index
(EUR)                                0.92       0.98     1.00
-------------------------------------------------------------------------------

Index Facts
-------------------------------------------------------------------------------
Bloomberg ticker                                    CRCEU
Benchmark 1                       EuroSTOXX 50 (TR) Index
Bloomberg ticker of Benchmark 1                SX5T Index
                              MSCI Daily TR Net EMU Index
Benchmark 2                                         (EUR)
Bloomberg ticker of Benchmark 2             NDDUEMU Index
Index sponsor                               Deutsche Bank
Number of stocks                                       30
Stocks weighting                                    Equal
Rebalancing frequency                             Monthly
Index Currency                                        EUR

The Deutsche Bank CROCI Euro+ Index was launched on February 02, 2004 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                  8

-------------------------------------------------------------------------------
Deutsche Bank CROCI Euro II Index                           BLOOMBERG: DBEECRII
-------------------------------------------------------------------------------

Index Description
-------------------------------------------------------------------------------
The CROCI Euro II Index is a basket of 30 equally weighted Euroland stocks selected monthly for their attractive valuation, defined as the cheapest trailing Economic P/E. Economic P/E is calculated from the DB proprietary CROCI methodology. The CROCI Euro II Index rebalances on a different day than the
CROCI Euro+ Index.

-------------------------------------------------------------------------------
12 Months
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
-------------------------------------------------------------------------------
       1998   1999   2000  2001    2002   2003  2004  2005 2006   2007   2008
-------------------------------------------------------------------------------
Jan    5.7%   6.1% -10.8%   1.6%    0.4% -4.8%  3.8%  4.1%  5.4%  1.7% -12.5%
Feb    7.4%   0.9%   1.9%   0.1%    2.4% -7.9%  1.8%  4.0%  1.9% -1.0%  -0.3%
Mar   12.2%  -0.2%   6.7%  -3.0%    5.1% -5.8% -1.9% -0.4%  4.2%  4.2%  -2.6%
Apr    0.4%   9.5%   1.1%   7.1%   -1.7% 15.6%  3.5% -4.1%  1.6%  5.6%   8.2%
May    6.1%  -2.5%   0.4%   1.7%   -0.3%  5.0%  0.5%  6.0% -4.6%  6.1%   3.8%
Jun    3.4%   3.9%  -0.5%  -1.5%   -6.8%  3.9%  2.4%  3.0% -0.7%  0.7% -12.1%
Jul   -0.9%  -1.2%   5.2%  -1.5%  -10.3%  3.9% -0.8%  4.4%  0.4% -3.2%  -1.3%
Aug   -14.6%4.2%   1.9%  -4.9%    2.2%  4.7% -0.1% -1.6%  2.1%  0.0%   2.5%
Sep   -4.6%  -4.3%  -2.2% -12.6%  -16.7% -5.8%  2.0%  2.6%  1.4%  2.0% -14.3%
Oct    9.3%   1.9%   7.7%   5.7%   10.3%  5.5%  0.6% -3.7%  1.9%  2.5% -15.2%
Nov    6.3%   4.6%  -0.7%   7.7%    7.8%  3.5%  2.8%  4.3%  1.3% -2.3%  -6.0%
Dec    1.9%  11.4%   1.7%   2.7%  -10.1%  3.5%  1.8%  4.5%  4.4%  0.4%   5.2%
-------------------------------------------------------------------------------
Year  34.4%  38.5%  11.5%   1.2% -19.32%  0.7% 17.5% 24.8% 20.7% 17.6% -38.9%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Absolute Return
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Cumulative Excess Index vs EuroSTOXX 50 (TR) Index
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Annual Returns
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through December 2008
----------------------------------------------------------------------------------------------------------------
                                                                                          Annualised
                                                                              --------------------------------
                                         1 Month  3 Months  6 Months     YTD  1 year  3 years  5 years 10 years
CROCI Euro II Index                         5.2%    -16.1%    -27.2%  -38.9%  -38.9%    -4.6%     4.9%     6.8%
EuroSTOXX 50 (TR) Index                     0.7%    -19.0%    -26.3%  -42.4%  -42.3%    -9.3%     0.3%    -1.0%
MSCI Daily TR Net EMU Index                                            45.2%
(EUR)                                       0.0%    -21.3%    -30.7%  -       -45.1%   -10.2%     0.3%      N/A
----------------------------------------------------------------------------------------------------------------
Excess Return vs EuroSTOXX 50
(TR) Index                                  4.5%      2.9%     -0.8%    3.5%    3.5%     4.7%     4.7%     7.8%
Excess Return vs MSCI Daily TR Net EMU
Index (EUR)                                 5.3%      5.3%      3.5%    6.3%    6.2%     5.5%     4.6%      N/A
----------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1998 - December 2008
-------------------------------------------------------------------------------
                                    Index     Bench1     Bench2
Growth over period                 160.2%      22.2%     -41.5%
Compounded annual growth             9.1%       1.8%      -6.1%
Volatility                          21.0%      24.6%      22.9%
Sharpe ratio (3.21%)                 0.28       0.06       0.41
Maximum drawdown                   -43.0%     -59.9%     -56.5%
Start of max drawdown period     Nov-2007   May-2000   May-1998
End of max drawdown period       Dec-2008   Dec-2008   Jan-2006
Average monthly growth               0.9%       0.3%      -0.3%
Best monthly return                 15.6%      14.7%      13.5%
Worst monthly return               -16.7%     -18.6%     -17.5%
% of months with gains              65.2%      58.3%      54.5%
12 Month Correlation versus:
-------------------------------------------------------------------------------
EuroSTOXX 50 (TR) Index              0.95       1.00       0.98
MSCI Daily TR Net EMU Index
(EUR)                                0.95       0.98       1.00
-------------------------------------------------------------------------------

Index Facts
-------------------------------------------------------------------------------
Bloomberg
ticker                                           DBEECRII
Benchmark 1                             EuroSTOXX 50 (TR)
                                                   Index
Bloomberg ticker of Benchmark 1               SX5T Index
Benchmark 2                         MSCI Daily TR Net EMU
                                               Index (EUR)
Bloomberg ticker of Benchmark 2              NDDUEMU Index
Index sponsor                                Deutsche Bank
Number of stocks                                        30
Stocks weighting                                     Equal
Rebalancing frequency                              Monthly
Index Currency                                         EUR

The Deutsche Bank CROCI Euro II Index was launched on February 20, 2007 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                  9

-------------------------------------------------------------------------------
Deutsche Bank CROCI Japan+ Index                                  REUTERS: CRCJP
                                                               BLOOMBERG: CRCJP
-------------------------------------------------------------------------------

Index Description
-------------------------------------------------------------------------------
The CROCI Japan+ Index is a basket of 30 equally weighted Japanese stocks selected monthly for their attractive valuation, defined as the cheapest trailing Economic P/E. Economic P/E is calculated from the DB proprietary CROCI methodology.

-------------------------------------------------------------------------------
12 Months
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
-------------------------------------------------------------------------------
       1998  1999  2000  2001  2002  2003  2004  2005  2006  2007  2008
-------------------------------------------------------------------------------
Jan    6.8%  2.8%  4.2%  2.8%  -5.8% -3.7%  2.3% -1.8%  4.7%  1.5% -11.8%
Feb   -2.6% -0.6% -1.2% -6.7%   5.2% -1.9%  3.9%  3.3% -1.2%  1.1%  -0.7%
Mar    2.4% 10.1%  7.1%  5.9%   2.2% -2.3%  3.0% -0.9%  4.3% -0.8% -11.5%
Apr    1.3%  4.1%  5.0%  5.1%   4.6% -2.2%  1.4% -2.8%  2.4% -0.5%  12.0%
May    2.1%  1.9%  0.7% -1.5%   1.9%  5.8% -2.8%  2.4% -6.0%  3.1%   5.4%
Jun    0.4%  8.8%  5.8% -0.6%  -8.1%  5.6%  4.1%  1.6% -0.5%  3.0%  -7.1%
Jul    4.3%  3.4% -6.0% -5.5%  -7.1%  3.7% -2.1%  1.8%  0.3% -4.2%  -3.6%
Aug  -10.3% -1.9% -2.0% -11.6  -0.4%  4.3% -2.4%  3.6%  5.9% -2.4%   0.1%
Sep   -3.8%  0.0% -1.8% -5.4%  -2.8% -0.1% -1.5% 12.0% -0.2%  1.7% -15.5%
Oct   -3.9% -1.4% -2.5%  7.8%  -2.9%  0.6% -1.2% -1.5%  2.2% -1.7% -21.7%
Nov   12.9%  0.1%  0.9%  5.2%   6.0% -0.7% -0.3%  7.9% -0.3% -5.0% -10.0%
Dec   -3.0%  5.3% -2.8%  3.4%  -4.6%  4.0%  5.2%  3.3%  7.0% -1.0%   1.4%
-------------------------------------------------------------------------------
Year   4.8% 37.0%  6.8% -3.2% -12.3% 13.2%  9.6% 31.9% 19.5% -5.6% -50.5%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Absolute Return
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Cumulative Excess Index vs TOPIX W/Dividend TOPIX 100(TR) Index
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Annual Returns
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through December 2008
-----------------------------------------------------------------------------------------------------------------------
                                                                                                Annualised
                                                                                    -----------------------------------
                                               1 Month  3 Months  6 Months     YTD  1 year  3 years  5 years  10 years
CROCI Japan+ Index                                1.4%    -28.6%    -41.8%  -50.5%  -50.4%   -17.6%    -4.2%      1.3%
TOPIX W/Dividend TOPIX 100 (TR) Index             2.7%    -24.8%    -38.2%  -44.0%  -43.9%   -18.5%    -3.9%     -2.8%
MSCI Daily TR Net Japan USD Index                 2.7%    -22.2%    -35.9%  -42.5%  -42.4%   -17.8%    -2.4%     -1.8%
-----------------------------------------------------------------------------------------------------------------------
Excess Return vs TOPIX W/Dividend TOPIX 100
(TR) Index                                       -1.3%     -3.8%     -3.5%   -6.5%   -6.5%     0.9%    -0.2%      4.1%
Excess Return vs MSCI Daily TR Net Japan USD
Index                                            -1.3%     -6.4%     -5.9%   -8.0%   -8.0%     0.2%    -1.8%      3.1%
-----------------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1998 - December 2008
-------------------------------------------------------------------------------
                                    Index    Bench1    Bench2
Growth over period                  19.1%    -33.0%    -23.6%
Compounded annual growth             1.6%     -3.6%     -2.4%
Volatility                          23.0%     24.3%     22.8%
Sharpe ratio (0.22%)                 0.06  -   0.16  -   0.12
Maximum drawdown                   -57.1%    -61.0%    -52.7%
Start of max drawdown period     Jul-2007   Jan-2000  Sep-2007
End of max drawdown period       Dec-2008   Dec-2008  Dec-1899
Average monthly growth               0.3%     -0.1%     -0.1%
Best monthly return                 12.9%     14.9%     13.6%
Worst monthly return               -21.7%    -21.4%    -21.2%
% of months with gains              52.3%     51.5%     50.8%
12 Month Correlation versus:
-------------------------------------------------------------------------------
TOPIX W/Dividend TOPIX 100
(TR) Index                           0.96      1.00      0.98
MSCI Daily TR Net Japan USD
Index                                0.95      0.98      1.00
-------------------------------------------------------------------------------

Index Facts
-------------------------------------------------------------------------------
Bloomberg ticker                                    CRCJP
                               TOPIX W/Dividend TOPIX 100
Benchmark 1                                    (TR) Index
Bloomberg ticker of Benchmark 1             TPXD100 Index
                              MSCI Daily TR Net Japan USD
Benchmark 2                                         Index
Bloomberg ticker of Benchmark 2              NDDUJN Index
Index sponsor                               Deutsche Bank
Number of stocks                                       30
Stocks weighting                                    Equal
Rebalancing frequency                             Monthly
Index Currency                                        JPY

The Deutsche Bank CROCI Japan+ Index was launched on February 02, 2004 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 10

-------------------------------------------------------------------------------
Deutsche Bank CROCI Japan II Index                          BLOOMBERG: DBAPCRII
-------------------------------------------------------------------------------

Index Description
-------------------------------------------------------------------------------
The CROCI Japan II Index is a basket of 30 equally weighted Japanese stocks selected monthly for their attractive valuation, defined as the cheapest trailing Economic P/E. Economic P/E is calculated from the DB proprietary CROCI methodology. The CROCI Japan II Index rebalances on a different day than the
CROCI Japan+ Index.

-------------------------------------------------------------------------------
12 Months Volatlity
-------------------------------------------------------------------------------

Monthly Performance
-------------------------------------------------------------------------------
       1998  1999  2000  2001   2002  2003  2004  2005  2006  2007   2008
-------------------------------------------------------------------------------
Jan    6.8%  2.8%  4.2%  2.8%  -5.8% -3.7%  2.3% -1.8%  4.7%  1.5% -11.9%
Feb   -2.6% -0.6% -1.2% -6.7%   5.2% -1.9%  3.9%  3.3% -1.2%  0.7%  -0.2%
Mar    2.4% 10.1%  7.1%  5.9%   2.2% -2.3%  3.0% -0.9%  4.3% -0.7% -10.6%
Apr    1.3%  4.1%  5.0%  5.1%   4.6% -2.2%  1.4% -2.8%  2.4% -0.5%  12.5%
May    2.1%  1.9%  0.7% -1.5%   1.9%  5.8% -2.8%  2.4% -6.0%  3.4%   6.2%
Jun    0.4%  8.8%  5.8% -0.6%  -8.1%  5.6%  4.1%  1.6% -0.5%  3.1%  -7.1%
Jul    4.3%  3.4% -6.0% -5.5%  -7.1%  3.7% -2.1%  1.8%  0.3% -4.3%  -3.4%
Aug  -10.3% -1.9% -2.0% -11.6  -0.4%  4.3% -2.4%  3.6%  5.9% -3.0%  -0.8%
Sep   -3.8%  0.0% -1.8% -5.4%  -2.8% -0.1% -1.5% 12.0% -0.2%  2.1% -15.2%
Oct   -3.9% -1.4% -2.5%  7.8%  -2.9%  0.6% -1.2% -1.5%  2.2% -1.7% -22.5%
Nov   12.9%  0.1%  0.9%  5.2%   6.0% -0.7% -0.3%  7.9% -0.3% -4.3%  -8.7%
Dec   -3.0%  5.3% -2.8%  3.4%  -4.6%  4.0%  5.2%  3.3%  7.0% -0.7%   1.6%
-------------------------------------------------------------------------------
Year   4.8% 37.0%  6.8% -3.2% -12.3% 13.2%  9.6% 31.9% 19.5% -4.8% -49.1%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Absolute Return
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Cumulative Excess Index vs TOPIX W/Dividend TOPIX 100 (TR) Index
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Annual Returns
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through December 2008
------------------------------------------------------------------------------------------------------------------
                                                                                            Annualised
                                                                                ----------------------------------
                                          1 Month  3 Months  6 Months     YTD   1 year  3 years  5 years  10 years
CROCI Japan II Index                         1.6%    -28.2%   -41.6%   -49.1%   -49.0%   -16.6%    -3.5%      1.6%
TOPIX W/Dividend TOPIX 100
(TR) Index                                   2.7%    -24.8%   -38.2%   -44.0%   -43.9%   -18.5%    -3.9%     -2.8%
MSCI Daily TR Net Japan USD
Index                                        2.7%    -22.2%   -35.9%   -42.5%   -42.4%   -17.8%    -2.4%     -1.8%
------------------------------------------------------------------------------------------------------------------
Excess Return vs TOPIX W/Dividend TOPIX
100 (TR) Index                              -1.1%     -3.4%    -3.4%    -5.2%    -5.2%     1.8%     0.4%      4.4%
Excess Return vs MSCI Daily TR Net Japan
USD Index                                   -1.1%     -6.0%    -5.7%    -6.6%    -6.6%     1.2%    -1.1%      3.4%
------------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1998 - December 2008
-------------------------------------------------------------------------------
                                    Index    Bench1      Bench2
Growth over period                  23.4%    -33.0%      -23.6%
Compounded annual growth             1.9%     -3.6%       -2.4%
Volatility                          23.0%     24.3%       22.8%
Sharpe ratio (0.22%)                 0.07      0.16        0.12
Maximum drawdown                   -55.7%    -61.0%      -52.7%
Start of max drawdown period     Jul-2007   Jam-2000   Dec-1899
End of max drawdown period       Dec-2008   Dec-2008   Dec-1899
Average monthly growth               0.3%     -0.1%       -0.1%
Best monthly return                 12.9%     14.9%       13.6%
Worst monthly return               -22.5%    -21.4%      -21.2%
% of months with gains              51.5%     51.5%       50.8%
12 Month Correlation versus:
-------------------------------------------------------------------------------
TOPIX W/Dividend TOPIX 100
(TR) Index                           0.97      1.00        0.98
MSCI Daily TR Net Japan USD
Index                                0.96      0.98        1.00
-------------------------------------------------------------------------------

Index Facts
-------------------------------------------------------------------------------
Bloomberg ticker                                               DBAPCRII
Benchmark 1                       TOPIX W/Dividend TOPIX 100 (TR) Index
Bloomberg ticker of Benchmark 1                           TPXD100 Index
Benchmark 2                           MSCI Daily TR Net Japan USD Index
Bloomberg ticker of Benchmark 2                            NDDUJN Index
Index sponsor                                             Deutsche Bank
Number of stocks                                                     30
Stocks weighting                                                  Equal
Rebalancing frequency                                           Monthly
Index Currency                                                     JPY
-------------------------------------------------------------------------------

The Deutsche Bank CROCI Japan II Index was launched on February 20, 2007 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 11

-------------------------------------------------------------------------------
Deutsche Bank US Growth Total Return Index      REUTERS: .DBEIUSG
                                               BLOOMBERG: DBUSUSG
-------------------------------------------------------------------------------

Index Description
-------------------------------------------------------------------------------
The US Growth Total Return Index intends to reflect the equal-weighted total return performance of thirty US growth stocks based on trailing 12 month earnings momentum and selected from the largest 251 stocks in the S&P 500 Index on a quarterly basis.

-------------------------------------------------------------------------------
12 Months
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
-------------------------------------------------------------------------------
       1998   1999  2000    2001  2002    2003   2004  2005   2006   2007  2008
-------------------------------------------------------------------------------
Jan    0.7%   7.8%  -7.1%   2.5%  -1.7%  -1.7%   0.1% -2.2%   9.4%   1.2% -10.7%
Feb    8.0%  -4.3%  10.8%  -6.6%  -2.9%  -1.5%   3.4%  5.7%  -4.9%  -0.9%  -1.6%
Mar    5.6%   3.9%  11.5%  -3.7%   7.0%  -0.4%   0.4% -0.6%   2.5%   2.8%  -1.2%
Apr    1.9%   5.6%  -1.3%   9.9%  -1.3%   9.3%  -2.3% -3.2%   1.4%   6.0%   7.8%
May   -2.5%  -3.3%  -1.7%  -2.5%  -1.1%   8.1%   1.2%  3.3%  -3.4%   3.5%   4.5%
Jun    4.5%   3.2%  -1.3%  -4.0%  -5.4%   0.1%   4.5%  3.2%   2.2%  -1.5%  -5.7%
Jul   -1.2%  -3.5%  -7.3%  -1.5%  -9.2%   4.4%  -5.6%  5.0%  -0.4%  -2.9%  -7.8%
Aug   -17.6  -4.1%  10.6%  -5.5%  -0.6%   3.4%  -1.1%  2.1%   0.1%   0.6%  -1.9%
Sep    8.7%  -1.4% -10.7%  -8.1%  -9.2%  -1.9%   4.4%  2.8%   1.4%   3.4% -11.9%
Oct    7.5%   9.2%  -0.3%   3.6%   0.4%   7.7%   2.0% -2.6%   2.9%   2.8% -20.3%
Nov    4.8%   4.0%  -9.0%   5.6%   3.7%   3.4%   6.1%  3.2%   1.7%  -2.7%  -9.0%
Dec    5.7%   9.8%   7.6%   2.6%  -3.7%   5.8%   3.5%  1.8%  -1.8%  -1.3%  -0.5%
-------------------------------------------------------------------------------
Year  25.8%  28.7%  -1.8%  -8.8% -22.5%  42.4%  17.3% 19.5%  11.1%  11.0% -46.9%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Absolute Return
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Cumulative Excess Index vs S&P 500/Citigroup Growth (TR) Index
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Annual Returns
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through December 2008
----------------------------------------------------------------------------------------------------------------------
                                                                                               Annualised
                                                                                    ----------------------------------
                                               1 Month  3 Months  6 Months     YTD  1 year  3 years  5 years  10 years
US Growth Total Return Index                     -0.5%    -27.8%    -42.5%  -46.9%  -46.8%   -13.2%    -1.7%      1.6%
S&P 500/Citigroup Growth TR Index                 1.2%    -20.2%    -29.2%  -34.9%  -34.8%    -7.6%    -2.7%     -3.1%
S&P 500 (TR) Index                                1.1%    -21.9%    -28.5%  -37.0%  -36.9%    -8.3%    -2.2%     -1.4%
----------------------------------------------------------------------------------------------------------------------
Excess Return vs S&P 500/Citigroup Growth TR
Index                                            -1.7%     -7.6%    -13.3%  -12.0%  -12.0%    -5.6%     1.0%      4.7%
Excess Return vs S&P 500 (TR) Index              -1.6%     -5.9%    -14.0%   -9.9%   -9.9%    -4.8%     0.5%      2.9%
----------------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1998 - December 2008
-------------------------------------------------------------------------------
                                    Index    Bench1    Bench2
Growth over period                  46.8%      3.6%     11.9%
Compounded annual growth             3.5%      0.3%      1.0%
Volatility                          23.9%     21.9%     20.8%
Sharpe ratio (3.69%)                 0.01      0.15      0.13
Maximum drawdown                   -49.0%    -53.4%    -44.7%
Start of max drawdown period     Nov-2007  Apr-2000   Sep-2000
End of max drawdown period       Dec-2008  Dec-2008   Oct-2006
Average monthly growth               0.4%      0.1%      0.2%
Best monthly return                 11.5%      9.2%      9.8%
Worst monthly return               -20.3%    -16.5%    -16.8%
% of months with gains              53.0%     54.5%     58.3%
12 Month Correlation versus:
-------------------------------------------------------------------------------
S&P 500/Citigroup Growth TR
Index                                0.97      1.00      0.99
S&P 500 (TR) Index                   0.95      0.99      1.00
-------------------------------------------------------------------------------

Index Facts
-------------------------------------------------------------------------------
Bloomberg ticker                                          DBUSUSG
Reuters code                                             .DBEIUSG
Benchmark 1                     S&P 500/Citigroup Growth TR Index
Bloomberg ticker of Benchmark 1                     SPTRSGX Index
Benchmark 2                                    S&P 500 (TR) Index
Bloomberg ticker of Benchmark 2                        SPTR Index
Index sponsor                                       Deutsche Bank
Number of stocks                                               30
Stocks weighting                                            Equal
Rebalancing frequency                                   Quarterly
Index Currency                                                USD

The Deutsche Bank US Growth Total Return Index was launched on July 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 12

-------------------------------------------------------------------------------
Deutsche Bank US Value Total Return Index                      REUTERS: .DBEIUSV
                                                              BLOOMBERG: DBUSUSV
-------------------------------------------------------------------------------

Index Description
--------------------------------------------------------------------------------
The US Value Total Return Index intends to reflect the equal-weighted total return performance of thirty stocks with the lowest 12 month trailing price-earnings ratio selected from the 251 largest market capitalisation stocks in the S&P 500 Index on a quarterly basis.

Absolute Return
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

12 Months Volatlity
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Cumulative Excess Index vs S&P 500/Citigroup Value TR Index
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
-------------------------------------------------------------------------------------
          1998   1999   2000   2001   2002   2003   2004   2005   2006   2007   2008
-------------------------------------------------------------------------------------
Jan      -4.1%   0.4%  -4.9%   6.3%  -1.7%  -2.7%   1.9%  -0.9%   6.6%   0.2%  -1.5%
Feb       9.7%  -1.1%  -8.5%  -2.5%   0.7%  -3.8%   2.9%   7.4%  -2.0%  -0.8%  -7.2%
Mar       7.0%   5.2%  16.7%  -1.7%   6.3%  -1.5%  -0.1%  -1.5%   2.4%   2.9%  -3.2%
Apr       0.0%   6.8%   0.2%   3.9%   0.2%   8.1%  -1.7%  -1.5%   3.5%   4.9%   6.6%
May      -0.3%   2.1%   7.8%   4.0%  -2.4%   8.9%  -1.1%   4.7%  -2.9%   4.9%  -0.4%
Jun       1.8%   0.3% -10.9%  -2.1%  -3.5%   1.0%   3.5%   4.3%   3.4%  -0.9% -12.9%
Jul      -5.3%  -4.6%   5.8%  -0.4%  -7.5%  -0.2%   0.0%   4.1%   1.8%  -6.8%   0.4%
Aug     -13.3%   0.0%  10.7%  -4.5%   1.5%   2.8%   0.6%   0.3%  -2.2%  -1.7%  -0.2%
Sep       1.1%  -4.0%   5.8%  -7.4% -15.0%   0.5%   3.6%   2.3%   0.6%   4.3%  -9.0%
Oct      10.1%  10.4%   4.6%   0.4%   0.0%   5.8%   0.8%  -2.9%   4.7%   1.5% -19.4%
Nov       3.4%  -5.2%  -2.1%   3.2%   4.4%   1.7%   5.1%   3.4%   3.5%  -7.0%  -6.2%
Dec       0.4%   1.6%   9.7%   3.6%  -2.5%   5.6%   3.2%  -1.0%   0.1%  -1.0%   6.2%
-------------------------------------------------------------------------------------
Year      8.4%  11.2%  36.2%   2.0% -19.3%  28.3%  20.0%  19.8%  21.0%  -0.5% -40.1%
-------------------------------------------------------------------------------------

Annual Returns
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through December 2008
---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Annualised
                                                                                        -----------------------------------
                                                1 Month 3 Months   6 Months      YTD    1 year    3 years  5 years 10 years
US Value Total Return Index                        6.2%   -19.7%     -26.7%   -40.1%    -40.0%     -10.3%     0.7%    5.2%
S&P 500/Citigroup Value TR Index                   1.0%   -23.8%     -27.6%   -39.2%    -39.1%      -9.2%    -1.7%    0.1%
S&P 500 (TR) Index                                 1.1%   -21.9%     -28.5%   -37.0%    -36.9%      -8.3%    -2.2%   -1.4%
Excess Return vs S&P 500/Citigroup Value TR
Index                                              5.2%     4.1%       0.9%    -0.9%     -0.9%      -1.1%     2.4%    5.1%
Excess Return vs S&P 500 (TR) Index                5.1%     2.2%       1.7%    -3.1%     -3.1%      -2.0%     2.9%    6.6%

Performance Analysis January 1998 - December 2008
-------------------------------------------------------------------------------
                                                     Index    Bench1    Bench2
Growth over period                                   79.6%     15.8%     11.9%
Compounded annual growth                              5.5%      1.3%      1.0%
Volatility                                           23.4%     21.1%     20.8%
Sharpe ratio (3.69%)                                  0.08 -    0.11  -   0.13
Maximum drawdown                                    -50.2%    -44.0%    -44.7%
Start of max drawdown period                      Jun-2007  Jun-2007   Sep-2000
End of max drawdown period                        Dec-2008  Dec-2008   Oct-2006
Average monthly growth                                0.6%      0.2%      0.2%
Best monthly return                                  16.7%     10.4%      9.8%
Worst monthly return                                -19.4%    -17.1%    -16.8%
% of months with gains                               58.3%     58.3%     58.3%
12 Month Correlation versus:
S&P 500/Citigroup Value TR
Index                                                 0.95      1.00      0.99
S&P 500 (TR) Index                                    0.96      0.99      1.00

Index Facts
-------------------------------------------------------------------------
Bloomberg ticker                                                  DBUSUSV
Reuters code                                                     .DBEIUSV
                                               S&P 500/Citigroup Value TR
Benchmark 1                                                         Index
Bloomberg ticker of
Benchmark 1                                                 SPTRSVX Index
Benchmark 2                                            S&P 500 (TR) Index
Bloomberg ticker of
Benchmark 2                                                    SPTR Index
Index sponsor                                               Deutsche Bank
Number of stocks                                                       30
Stocks weighting                                                    Equal
Rebalancing frequency                                           Quarterly
Index Currency                                                        USD

The Deutsche Bank US Value Total Return Index was launched on July 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                  13

-------------------------------------------------------------------------------
Deutsche Bank Euro Growth Total Return Index                   REUTERS: .DBEIUSV
                                                              BLOOMBERG: DBUSUSV
-------------------------------------------------------------------------------

Index Description
--------------------------------------------------------------------------------
The Euro Growth Total Return Index intends to reflect the equal-weighted total return performance of twenty growth stocks from the Eurozone based on high trailing 12 month earnings momentum and selected from the Dow Jones EURO STOXX
Large Index on a quarterly basis. There is a country constraint so that no more than five shares from the same country will constitute the index.

Absolute Return
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

12 Months Volatlity
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Cumulative Excess Index vs DJES LC Growth Euro TR Index
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
-------------------------------------------------------------------------------------
          1998   1999   2000   2001   2002   2003   2004   2005   2006   2007   2008
-------------------------------------------------------------------------------------
Jan       7.3%   3.2%  -4.8%   8.2%  -1.3%  -7.1%   3.6%   2.0%   3.9%   2.6% -10.0%
Feb      11.7%  -1.1%  10.1% -10.5%  -2.8%  -2.5%   1.5%   2.6%   2.0%  -1.3%  -2.0%
Mar       9.3%   2.0%   3.9%  -2.6%   7.2%  -5.7%  -2.8%  -0.1%   5.1%   4.4%  -2.7%
Apr       3.8%   3.8%   3.4%  10.3%   1.1%  16.1%   1.4%  -4.5%   0.1%   4.5%   3.6%
May       8.2%  -5.7%   1.1%  -5.0%  -1.4%   0.3%   0.3%   4.4%  -5.2%   5.5%   0.5%
Jun       3.9%   4.9%   1.8%  -6.0%  -6.2%   3.3%   3.7%   3.1%   0.5%  -1.5% -13.6%
Jul       3.9%  -3.1%   1.2%  -3.8% -10.0%   2.6%  -3.2%   4.3%   1.3%  -2.6%   2.4%
Aug     -12.6%   2.9%   2.9%  -9.4%   2.6%   4.4%  -0.4%  -1.5%   2.2%   1.0%  -0.4%
Sep      -7.9%  -2.4%  -5.5% -18.0% -12.9%  -6.5%   2.1%   4.5%   3.2%   3.2%  -8.6%
Oct       5.5%   2.2%   2.4%   8.7%   6.5%   9.3%   4.1%  -2.8%   4.4%   2.2%  -6.8%
Nov      11.2%  10.7%  -7.7%   9.2%   2.4%   0.8%   3.0%   4.6%   0.1%  -5.2% -10.5%
Dec       4.4%  17.8%  -2.4%   3.4%  -6.8%   1.0%   3.1%   4.1%   4.6%  -3.9%   0.9%
-------------------------------------------------------------------------------------
Year     56.6%  38.5%   5.0% -18.7% -21.5%  14.5%  17.5%  22.1%  24.1%   8.5% -39.4%
-------------------------------------------------------------------------------------

Annual Returns
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Performance Analysis January 1998 - August 2008
------------------------------------------------------------------------------------------------------------------
                                                                                            Annualised
                                                                                ----------------------------------
                                           1 Month  3 Months  6 Months     YTD   1 year  3 years  5 years 10 years
Euro Growth Total Return Index                0.9%  -15.8%     -21.4%   -39.4%   -39.3%    -6.5%     3.2%     2.2%
DJES LC Growth Euro TR Index                  0.9%  -18.1%     -25.9%   -42.7%   -42.6%    -9.6%    -1.5%    -2.7%
DJES Large Euro TR Index                      0.5%  -20.2%     -29.0%   -44.5%   -44.4%    -9.8%     0.1%      N/A
Excess Return vs DJES LC Growth
Euro TR Index                                 0.1%    2.3%       4.5%     3.3%     3.3%     3.0%     4.7%     4.9%
Excess Return vs DJES Large Euro
TR Index                                      0.4%    4.4%       7.6%     5.0%     5.0%     3.3%     3.1%      N/A

Performance Analysis January 1998 - December 2008
-------------------------------------------------------------------------------
                                            Index        Bench1          Bench2
Growth over period                          95.1%          5.8%          -23.5%
Compounded annual growth                     6.3%          0.5%           -2.9%
Volatility                                  22.4%         24.2%           23.6%
Sharpe ratio (3.21%)                         0.14  -       0.11  -         0.26
Maximum drawdown                           -52.5%        -64.5%          -59.4%
Start of max drawdown period             Sep-2000      Mar-2000        Aug-1998
End of max drawdown period               Mar-2006      Dec-2008        May-2007
Average monthly growth                       0.7%          0.2%           -0.1%
Best monthly return                         17.8%         17.3%           14.6%
Worst monthly return                       -18.0%        -16.7%          -18.4%
% of months with gains                      62.9%         53.8%           52.7%
12 Month Correlation versus:
DJES LC Growth Euro TR Index                 0.97          1.00            0.94
DJES Large Euro TR Index                     0.87          0.94            1.00

Index Facts
------------------------------------------------------------------------------
Bloomberg ticker                                                      DBEEEUGR
Reuters code                                                         .DBEIEUGR
Benchmark 1                                       DJES LC Growth Euro TR Index
Bloomberg ticker of Benchmark 1                                     SLGT Index
Benchmark 2                                           DJES Large Euro TR Index
Bloomberg ticker of Benchmark 2                                     LCXT Index
Index sponsor                                                    Deutsche Bank
Number of stocks                                                            20
Stocks weighting                                                         Equal
Rebalancing frequency                                                Quarterly
Index Currency                                                             EUR

The Deutsche Bank Euro Growth Total Return Index was launched on July 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  14

Deutsche Bank Euro Value Total Return Index                    REUTERS: .DBEIUSV
                                                              BLOOMBERG: DBUSUSV

Index Description
--------------------------------------------------------------------------------
The Euro Value Total Return Index intends to reflect the equal-weighted total return performance of twenty shares from the Eurozone based on high trailing 12 month dividend yield and selected from the Dow Jones EURO STOXX Large Index on a quarterly basis. There is a country constraint so that no more than five shares from the same country will constitute the Index.

Absolute Return
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

12 Months Volatlity
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Cumulative Excess Index vs DJES LC Value Euro TR Index
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance

-------------------------------------------------------------------------------------
          1998   1999   2000   2001   2002   2003   2004   2005   2006   2007   2008
-------------------------------------------------------------------------------------
Jan       7.6%   3.8% -12.0%   5.1%   0.7%  -5.7%   1.8%   2.3%   2.7%   2.1%  -9.2%
Feb       8.4%   2.4%   4.5%  -4.5%   0.0% -10.8%   2.3%   2.6%   4.4%  -1.8%  -3.9%
Mar       9.2%   0.1%   7.1%  -3.3%   6.9%  -6.2%  -2.5%  -0.5%   3.7%   2.5%  -3.0%
Apr       2.6%   7.2%   1.6%   5.3%  -1.1%  21.1%   3.6%  -3.9%  -0.6%   5.9%   7.6%
May       6.6%  -2.4%   1.1%  -2.3%  -2.9%   5.3%  -0.6%   3.6%  -4.5%   2.9%  -2.5%
Jun       2.5%   3.2%   3.4%  -3.4%  -6.7%   7.5%   3.0%   3.9%   0.5%  -2.3% -15.6%
Jul       1.5%  -3.6%   3.5%  -2.7% -15.0%   5.8%  -1.7%   3.9%   1.4%  -3.2%  -0.6%
Aug     -12.8%   4.2%   2.7%  -4.6%   3.5%   3.0%  -0.5%  -0.1%   4.1%   0.1%   3.7%
Sep      -3.3%  -4.2%  -1.2% -11.9% -21.2%  -4.5%   1.9%   4.6%   1.7%   1.0% -10.6%
Oct       6.9%   4.1%   6.7%   5.3%  11.4%   4.2%   3.0%  -2.6%   4.7%   2.2% -20.8%
Nov       6.8%   4.6%  -2.8%   6.0%  12.1%   2.0%   3.6%   3.8%  -0.1%  -2.4%  -6.4%
Dec       5.3%  13.2%  -0.3%   2.5% -10.0%   4.7%   3.7%   3.1%   4.0%  -1.4%   2.5%
-------------------------------------------------------------------------------------
Year     46.9%  36.5%  13.5%  -9.6% -24.9%  25.2%  18.9%  22.3%  23.8%   5.4% -47.6%
-------------------------------------------------------------------------------------

Annual Returns
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through December 2008
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Annualised
                                                                                     ------------------------------------
                                                   1 Month 3 Months   6 Months    YTD   1 year  3 years  5 years  10 years
Euro Value Total Return Index                         2.5%   -24.0%     -30.0% -47.6%   -47.5%   -11.9%    -0.1%      2.7%
DJES LC Value Euro TR Index                           0.4%   -23.0%     -34.8% -49.1%   -49.0%   -12.3%    -1.1%     -3.2%
DJES Large Euro TR Index                              0.5%   -20.2%     -29.0% -44.5%   -44.4%    -9.8%     0.1%       N/A
Excess Return vs DJES LC Value Euro TR Index          2.1%    -1.1%       4.8%   1.5%     1.5%     0.4%     1.0%      6.0%
Excess Return vs DJES Large Euro TR Index             1.9%    -3.8%      -1.0%  -3.2%    -3.2%    -2.0%    -0.2%       N/A

Performance Analysis January 1998 - December 2008
------------------------------------------------------------------------------------
                                                   Index        Bench1        Bench2
Growth over period                                 92.3%        -20.2%        -23.5%
Compounded annual growth                            6.1%         -2.0%         -2.9%
Volatility                                         22.5%         23.7%         23.6%
Sharpe ratio (3.21%)                                0.13  -       0.22  -       0.26
Maximum drawdown                                  -51.9%        -55.4%        -59.4%
Start of max drawdown period                    Jun-2007      Jan-2000      Aug-1998
End of max drawdown period                      Dec-2008      Sep-2006      May-2007
Average monthly growth                              0.7%          0.0%         -0.1%
Best monthly return                                21.1%         13.6%         14.6%
Worst monthly return                              -21.2%        -20.7%        -18.4%
% of months with gains                             60.6%         56.8%         52.7%
12 Month Correlation versus:
DJES LC Value Euro TR Index                         0.96          1.00          0.98
DJES Large Euro TR Index                            0.94          0.98          1.00

Index Facts
-----------------------------------------------------------------------------
Bloomberg ticker                                                     DBEEEUVA
Reuters code                                                        .DBEIEUVA
Benchmark 1                                       DJES LC Value Euro TR Index
Bloomberg ticker of Benchmark 1                                    SLVE Index
Benchmark 2                                          DJES Large Euro TR Index
Bloomberg ticker of Benchmark 2                                    LCXT Index
Index sponsor                                                   Deutsche Bank
Number of stocks                                                           20
Stocks weighting                                                        Equal
Rebalancing frequency                                               Quarterly
Index Currency                                                            EUR

The Deutsche Bank Euro Value Total Return Index was launched on July 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  15

Deutsche Bank UK Growth Total Return Index                   REUTERS: .DBUKGT
                                                          BLOOMBERG: DBEEUKGT

Index Description

The UK Growth Total Return Index intends to reflect the equal-weighted total return performance of twenty UK growth stocks based on trailing 12 month earnings momentum and selected from the FTSE 100 Index on a quarterly basis.

Absolute Return

UK Growth Total Return Index
FTSE 100 TR Index rebased to 1000 on (1/1/1998)
MSCI UK Value Index (TR) rebased to 1133 on (12/30/1998)
[GRAPHIC OMITTED]

12 Months Volatlity

UK Growth Total Return Index
FTSE 100 TR Index
MSCI UK Value Index (TR)
[GRAPHIC OMITTED]

Cumulative Excess Index vs FTSE 100 TR Index

- Relative to FTSE 100 TR Index
[GRAPHIC OMITTED]

Monthly Performance

---------------------------------------------------------------------------
        1998  1999  2000   2001  2002  2003  2004  2005  2006  2007   2008
---------------------------------------------------------------------------
Jan     6.3%  5.5%  -4.5%  3.7% -0.9% -9.7%  1.0%  1.7%  5.1% -3.1%  -4.6%
Feb     6.3%  4.2%  3.8%  -1.9%  4.0%  2.3%  4.8%  4.4%  3.5%  0.4%  -4.9%
Mar     7.1%  1.7%  5.6%  -6.5%  5.0% -2.4%  0.5% -2.7%  5.1%  6.2%  -3.5%
Apr     0.7%  4.6%  -3.5%  7.7% -3.1% 10.8%  0.0% -5.0% -0.3%  0.5%   3.1%
May     1.6% -4.8%  3.4%  -0.7% -0.8%  6.2% -0.1%  5.5% -3.5%  4.1%   0.5%
Jun    -5.0%  2.3%  3.1%  -1.2% -6.9% -1.7%  3.3%  4.3%  1.8% -2.8%  -6.1%
Jul    -1.7% -1.9%  2.2%  -2.6% -7.6%  3.7% -2.8%  5.3%  1.9% -4.4%  -4.2%
Aug   -12.7% -0.2%  5.3%  -0.6%  0.0%  0.9%  0.2%  3.2%  1.6%  0.0%   7.3%
Sep    -4.0% -3.3%  -6.5 -10.3% -8.1% -1.9%  5.6%  4.3%  1.1%  0.1% -16.2%
Oct     8.3%  0.5%  2.8%   5.3%  6.0%  8.0%  0.7% -4.4%  2.8%  3.2% -15.3%
Nov     3.7% 10.5%  -3.6%  6.1% -2.3% -1.9%  5.5%  6.6%  0.4%-10.7%   3.6%
Dec     4.0%  8.9%  3.3%   0.8% -4.1%  2.2%  3.4%  4.8%  6.6% -1.1%   8.0%
---------------------------------------------------------------------------
Year   13.3% 30.3%  10.9% -1.8%-18.1% 15.8% 24.0% 30.6% 29.1% -8.4% -30.5%
---------------------------------------------------------------------------

Annual Returns

UK Growth Total Return Index
MSCI UK Value Index (TR)
[GRAPHIC OMITTED]

Historical Performance Through December 2008
                                                                                            Annualised
                                                                              ----------------------------------------
                                            1 Month 3 Months   6 Months     YTD   1 year    3 years  5 years  10 years
UK Growth Total Return Index                   8.0%    -5.2%     -18.4%  -30.5%   -30.4%      -6.3%     5.9%      6.0%
FTSE 100 TR Index                              3.5%    -8.7%     -19.6%  -28.3%   -28.3%      -4.1%     3.4%      0.3%
MSCI UK Value Index (TR)                       5.4%   -11.3%     -24.1%  -29.3%   -29.2%      -3.4%     3.1%       N/A
Excess Return vs FTSE 100 TR Index             4.5%     3.5%       1.3%   -2.1%    -2.1%      -2.1%     2.5%      5.7%
Excess Return vs MSCI UK Value Index (TR)      2.6%     6.0%       5.7%   -1.2%    -1.2%      -2.9%     2.8%       N/A

Performance Analysis January 1998 - December 2008

                                           Index      Bench1      Bench2
Growth over period                        103.0%       21.2%       -9.0%
Compounded annual growth                    6.6%        1.8%       -0.9%
Volatility                                 21.0%       20.5%       21.1%
Sharpe ratio (5.14%)                        0.07  -     0.16  -     0.29
Maximum drawdown                          -47.3%      -44.4%      -44.2%
Start of max drawdown period            Jun-2007    Jan-2000    Sep-2000
End of max drawdown period              Dec-2008    Feb-2006    Mar-2007
Average monthly growth                      0.7%        0.2%        0.0%
Best monthly return                        10.8%        9.0%        9.8%
Worst monthly return                      -16.2%      -12.9%      -14.4%
% of months with gains                     60.6%       59.1%       58.3%
12 Month Correlation versus:
FTSE 100 TR Index                           0.94        1.00        0.97
MSCI UK Value Index (TR)                    0.95        0.97        1.00

Index Facts

Bloomberg ticker                                                DBEEUKGT
Reuters code                                                     .DBUKGT
Benchmark 1                                            FTSE 100 TR Index
Bloomberg ticker of Benchmark 1                              TUKXG Index
Benchmark 2                                     MSCI UK Value Index (TR)
Bloomberg ticker of Benchmark 2                             NLDGUK Index
Index sponsor                                              Deutsche Bank
Number of stocks                                                      20
Stocks weighting                                                   Equal
Rebalancing frequency                                          Quarterly
Index Currency                                                       GBP

The Deutsche Bank UK Growth was launched on November 01, 2002 and has no prior operating history. All pro-forma performance Total Return Index data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  16

Deutsche Bank UK Value Total Return Index                  REUTERS: .DBUKVT
                                                        BLOOMBERG: DBEEUKVT
Index Description

The UK Value Total Return Index intends to reflect the equal-weighted total return performance of twenty stocks with a low 12 month trailing price earnings ratio selected from the FTSE 100 Index on a quarterly basis.

Absolute Return

UK Value Total Return Index
FTSE 100 TR Index rebased to 1000 on (1/1/1998)
MSCI UK Growth Index (TR) rebased to 1243 on (12/30/1998)
[GRAPHIC OMITTED]

12 Months Volatlity

UK Value Total Return Index
FTSE 100 TR Index
MSCI UK Growth Index (TR)
[GRAPHIC OMITTED]

Cumulative Excess Index vs FTSE 100 TR Index

- Relative to FTSE 100 TR Index rebased to 1000
[GRAPHIC OMITTED]

Monthly Performance

-------------------------------------------------------------------------------------
          1998   1999   2000   2001   2002   2003   2004   2005   2006   2007   2008
-------------------------------------------------------------------------------------
Jan       4.9%  -2.1%  -6.2%  -0.3%   3.5%  -7.0%  -1.2%   2.5%   5.0%  -3.8%  -1.4%
Feb       8.9%   5.2%   0.6%  -0.4%   1.4%   4.9%   2.9%   0.9%   3.3%   0.0%  -9.3%
Mar       7.2%   0.3%   9.1%  -3.6%   7.5%  -3.0%  -0.2%  -0.4%   4.0%   5.0%  -0.3%
Apr       1.3%   9.8%   0.7%   4.0%   3.0%  12.4%   2.1%  -5.1%  -0.7%   0.3%  -1.3%
May      -1.7%  -3.1%   7.8%   2.8%   3.6%   5.4%   1.2%   5.5%  -3.3%   2.8%  -3.8%
Jun      -2.3%   1.6%   2.1%   0.4%  -7.5%   0.3%   2.9%   4.1%   2.9%  -1.0% -13.2%
Jul       0.4%  -4.4%   1.1%  -4.2%  -6.1%   3.4%  -2.3%   4.2%   1.4%  -3.3%  -1.0%
Aug     -12.2%   0.5%   6.7%   0.0%   1.3%   3.7%   1.9%   1.6%   1.0%  -0.6%   5.5%
Sep       1.4%  -1.8%  -2.5%  -9.8%  -8.8%  -1.6%   0.4%   2.6%   1.2%  -5.6% -21.8%
Oct       8.7%  -2.6%   1.5%   2.7%   6.2%   4.0%   2.2%  -2.4%   3.1%   1.6% -18.0%
Nov       5.0%   2.0%   6.1%   5.3%  -0.1%   1.0%   1.0%   4.5%   0.5%  -5.1%  10.6%
Dec       2.2%   1.9%   3.0%   2.4%  -4.6%   3.1%   6.2%   6.4%   4.8%  -4.4%  -1.9%
Year     24.3%   6.8%  33.1%  -1.6%  -2.2%  28.4%  18.1%  26.5%  25.6% -13.8% -46.6%

Annual Returns

UK Value Total Return Index
MSCI UK Growth Index (TR)
[GRAPHIC OMITTED]

Historical Performance Through December 2008
                                                                                               Annualised
                                                                                -------------------------------------------
                                              1 Month 3 Months   6 Months     YTD      1 year    3 years  5 years  10 years
UK Value Total Return Index                     -1.9%   -11.0%     -27.3%  -46.6%      -46.5%     -16.7%    -2.9%      4.2%
FTSE 100 TR Index                                3.5%    -8.7%     -19.6%  -28.3%      -28.3%      -4.1%     3.4%      0.3%
MSCI UK Growth Index (TR)                        1.4%    -6.7%     -15.1%  -28.1%      -28.1%      -5.8%     3.0%       N/A
Excess Return vs FTSE 100 TR Index              -5.5%    -2.3%      -7.7%  -18.3%      -18.2%     -12.5%    -6.3%      3.9%
Excess Return vs MSCI UK Growth Index (TR)      -3.3%    -4.3%     -12.2%  -18.4%      -18.4%     -10.9%    -5.9%       N/A

Performance Analysis January 1998 - December 2008

                                                   Index        Bench1        Bench2
Growth over period                                 88.5%         21.2%         15.0%
Compounded annual growth                            5.9%          1.8%          1.4%
Volatility                                         22.3%         20.5%         21.2%
Sharpe ratio (5.14%)                                0.04  -       0.16  -       0.18
Maximum drawdown                                  -59.2%        -44.4%        -40.2%
Start of max drawdown period                    Jun-2007      Jan-2000      May-1999
End of max drawdown period                      Dec-2008      Feb-2006      Feb-2005
Average monthly growth                              0.6%          0.2%          0.2%
Best monthly return                                12.4%          9.0%          9.9%
Worst monthly return                              -21.8%        -12.9%        -15.6%
% of months with gains                             62.9%         59.1%         59.2%
12 Month Correlation versus:
FTSE 100 TR Index                                   0.89          1.00          0.98
MSCI UK Growth Index (TR)                           0.90          0.98          1.00

Index Facts

Bloomberg ticker                                             DBEEUKVT
Reuters code                                                  .DBUKVT
Benchmark 1                                         FTSE 100 TR Index
Bloomberg ticker of Benchmark
1                                                         TUKXG Index
Benchmark 2                                 MSCI UK Growth Index (TR)
Bloomberg ticker of Benchmark
2                                                        NDLVUK Index
Index sponsor                                           Deutsche Bank
Number of stocks                                                   20
Stocks weighting                                                Equal
Rebalancing frequency                                       Quarterly
Index Currency                                                    GBP

The Deutsche Bank UK Value was launched on November 01, 2002 and has no prior operating history. All pro-forma Total Return Index performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  17

Deutsche Bank Japan Growth Total Return Index                   REUTERS: .DBJGT
                                                             BLOOMBERG: DBAPJGT

Index Description

The Japan Growth Total Return Index intends to reflect the equal-weighted total return performance of twenty JPY growth stocks based on trailing 12 month earnings momentum and selected from the Topix 100 Index on a quarterly basis.

Absolute Return

Japan Growth Total Return Index
TOPIX W/Dividend TOPIX 100 (TR) rebased to 1000 on (1/1/1998)
MSCI Japan Growth (TR) rebased to 2000 952 on (12/30/1998)
[GRAPHIC OMITTED]

12 Months Volatlity

Japan Growth Total Return Index
TOPIX W/Dividend TOPIX 100 (TR)
MSCI Japan Growth (TR)
[GRAPHIC OMITTED]

Cumulative Excess Index vs TOPIX W/Dividend TOPIX 100 (TR)

- Relative to TOPIX W/Dividend TOPIX 100 (TR) rebased to 1000
[GRAPHIC OMITTED]

Monthly Performance

-------------------------------------------------------------------------------------
          1998   1999   2000   2001   2002   2003   2004   2005   2006   2007   2008
-------------------------------------------------------------------------------------
Jan       4.0%  -1.7%   1.3%   2.4%  -9.1%  -3.5%   3.6%  -1.6%   5.3%   2.8% -10.1%
Feb      -3.4%   0.5%   4.6%  -8.4%   2.5%  -0.6%   4.3%   4.6%   0.8%   0.0%   2.1%
Mar       2.3%  13.7%   4.0%   1.2%   2.5%  -4.5%   5.0%  -1.5%   4.5%  -0.2% -10.3%
Apr      -0.7%   5.2%   2.5%   8.8%   2.3%  -0.9%   1.5%  -4.8%  -1.8%  -0.3%  14.9%
May      -0.2%   0.6%  -2.1%  -4.3%   2.1%   4.3%  -2.2%   2.0%  -7.1%   4.1%   3.8%
Jun       2.4%  10.4%   2.7%  -5.1%  -7.7%   5.1%   1.5%   1.7%  -0.7%   2.7%  -6.2%
Jul       5.1%   2.2%  -6.9%  -8.1%  -6.2%   4.9%  -4.0%   3.1%   0.4%  -3.5%  -2.5%
Aug      -9.3%  -1.9%   0.8%  -8.6%   0.9%   5.0%  -0.4%   5.1%   3.9%  -5.3%  -4.7%
Sep      -4.0%   4.3%  -1.0%  -8.7%   0.0%   2.6%  -1.3%  14.9%  -2.9%   2.4% -18.8%
Oct      -5.0%   3.8%  -1.8%   4.2%  -3.5%   3.4%  -1.4%   2.5%   1.6%  -0.6% -23.7%
Nov       8.5%   0.3%  -0.6%   1.1%   4.9%  -5.1%   4.3%   4.8%  -1.5%  -8.5%  -3.0%
-------------------------------------------------------------------------------------
Dec      -3.2%  -0.1%  -3.8%  -1.6%  -2.8%   2.8%   3.6%   7.3%   5.1%  -3.0%   2.2%
Year     -4.8%  42.8%  -1.0% -25.4% -14.3%  13.5%  15.1%  43.7%   7.0%  -9.8% -47.5%
-------------------------------------------------------------------------------------

Annual Returns

Japan Growth Total Return Index
MSCI Japan Growth (TR)
[GRAPHIC OMITTED]

Historical Performance Through December 2008
                                                                                                  Annualised
                                                                                  -----------------------------------------
                                               1 Month 3 Months   6 Months      YTD    1 year    3 years  5 years  10 years
Japan Growth Total Return Index                   2.2%   -24.4%     -43.0%   -47.5%    -47.4%     -20.3%    -3.5%     -1.5%
TOPIX W/Dividend TOPIX 100 (TR)                   2.7%   -24.8%     -38.2%   -44.0%    -43.9%     -18.5%    -3.9%     -2.8%
MSCI Japan Growth (TR)                            3.6%   -25.4%     -40.4%   -46.9%    -46.8%     -21.5%    -5.5%       N/A
Excess Return vs TOPIX W/Dividend TOPIX 100 (TR) -0.5%     0.4%      -4.7%    -3.5%     -3.5%      -1.8%     0.4%      1.3%
Excess Return vs MSCI Japan Growth (TR)          -1.4%     1.0%      -2.6%    -0.6%     -0.6%       1.3%     2.1%       N/A

Performance Analysis January 1998 - December 2008

                                                   Index        Bench1       Bench2
Growth over period                                -18.2%        -33.0%       -41.6%
Compounded annual growth                           -1.8%         -3.6%        -5.2%
Volatility                                         23.4%         24.3%        24.9%
Sharpe ratio (0.22%)                        -       0.09  -       0.16  -      0.22
Maximum drawdown                                  -57.6%        -61.0%       -65.5%
Start of max drawdown period                    Jul-2007      Jan-2000     Mar-2000
End of max drawdown period                      Dec-2008      Dec-2008     Dec-2008
Average monthly growth                              0.0%         -0.1%        -0.3%
Best monthly return                                14.9%         14.9%        13.4%
Worst monthly return                              -23.7%        -21.4%       -23.4%
% of months with gains                             53.8%         51.5%        50.8%
12 Month Correlation versus:
TOPIX W/Dividend TOPIX 100 (TR)                     0.98          1.00         0.99
MSCI Japan Growth (TR)                              0.98          0.99         1.00

Index Facts

Bloomberg ticker                                                      DBAPJGT
Reuters code                                                           .DBJGT
Benchmark 1                                   TOPIX W/Dividend TOPIX 100 (TR)
Bloomberg ticker of Benchmark 1                                 TPXD100 Index
Benchmark 2                                            MSCI Japan Growth (TR)
Bloomberg ticker of Benchmark 2                                  NAGLJN Index
Index sponsor                                                   Deutsche Bank
Number of stocks                                                           20
Stocks weighting                                                        Equal
Rebalancing frequency                                               Quarterly
Index Currency                                                            JPY

The Deutsche Bank Japan Growth Total Return Index was launched on November 01,
2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  18

Deutsche Bank Japan Value Total Return Index                    REUTERS: .DBJGT
                                                             BLOOMBERG: DBAPJGT

Index Description

The Japan Value Total Return Index intends to reflect the equal-weighted total return performance of twenty stocks with the lowest 12 month trailing price-earnings ratio selected from the TOPIX 100 Index on a quarterly basis.

Absolute Return

Japan Value Total Return Index
TOPIX W/Dividend TOPIX 100 (TR) 4500 rebased to 1000 on (1/1/1998)
MSCI Japan Value (TR) rebased to 1008 on (12/30/1998)
[GRAPHIC OMITTED]

12 Months Volatlity

Japan Value Total Return Index
TOPIX W/Dividend TOPIX 100 (TR)
MSCI Japan Value (TR)
[GRAPHIC OMITTED]

Cumulative Excess Index vs TOPIX W/Dividend TOPIX 100 (TR)

Relative to TOPIX W/Dividend TOPIX 100 (TR) rebased to 1000
[GRAPHIC OMITTED]

Monthly Performance
-------------------------------------------------------------------------------------
          1998   1999   2000   2001   2002   2003   2004   2005   2006   2007   2008
-------------------------------------------------------------------------------------
Jan       9.4%   2.3%   7.2%   0.1%  -6.1%  -2.4%   5.4%  -2.1%  -0.3%   5.3%  -9.3%
Feb      -2.2%  -0.4%   1.3%  -3.3%   0.5%  -0.6%   5.4%   4.0%  -0.2%   5.2%   1.1%
Mar       3.6%  14.2%   7.0%   4.7%   4.3%  -4.4%   4.6%   0.2%   2.7%   0.9% -11.1%
Apr      -2.5%   2.9%   4.4%   4.9%   3.7%   4.6%   1.2%  -4.5%   0.5%  -2.6%  16.8%
May      -0.9%   2.2%  -2.1%  -1.6%   2.1%   6.0%  -1.1%   2.2%  -5.0%   9.6%   7.0%
Jun       0.9%  11.8%   1.1%   3.1%  -7.4%   6.9%   4.1%   2.5%  -0.6%   4.3%  -9.0%
Jul       7.2%   3.7%  -3.4%  -4.1%  -2.8%   6.2%   0.3%   2.0%  -0.2%   1.2%   0.4%
Aug     -11.5%   0.1%   0.6%  -5.6%   2.3%   6.6%   0.3%   7.5%   5.0% -10.7%  -6.9%
Sep      -1.2%   1.5%   0.3%  -9.1%  -3.4%   3.2%  -2.4%  15.8%  -3.7%   3.6% -19.5%
Oct      -5.5%  -5.3%  -0.3%   5.7%  -4.3%  -0.8%  -1.6%  -0.3%  -0.1%  -1.7% -24.7%
Nov      11.9%  -0.9%  -0.7%   3.1%   4.5%   0.0%   2.7%   4.0%   1.4%  -6.7%  -5.8%
-------------------------------------------------------------------------------------
Dec      -5.8%  -2.1%  -1.0%  -2.2%  -2.6%   2.9%   4.2%   5.4%   6.8%  -4.4%   2.5%
Year      0.9%  32.6%  14.7%  -5.4%  -9.7%  31.3%  25.3%  41.6%   5.7%   2.1% -49.2%
-------------------------------------------------------------------------------------

Annual Returns

Japan Value Total Return Index
MSCI Japan Value (TR)
[GRAPHIC OMITTED]

Historical Performance Through December 2008
                                                                                              Annualised
                                                                                 ------------------------------------------
                                               1 Month  3 Months   6 Months     YTD    1 year    3 years  5 years  10 years
Japan Value Total Return Index                    2.5%    -27.3%     -45.3%  -49.2%    -49.1%     -18.1%    -0.6%      5.2%
TOPIX W/Dividend TOPIX 100 (TR)                   2.7%    -24.8%     -38.2%  -44.0%    -43.9%     -18.5%    -3.9%     -2.8%
MSCI Japan Value (TR)                             2.2%    -19.4%     -31.4%  -38.2%    -38.1%     -14.3%     0.6%       N/A
Excess Return vs TOPIX W/Dividend TOPIX 100
(TR)                                             -0.2%     -2.5%      -7.0%   -5.3%     -5.3%       0.3%     3.4%      8.0%
Excess Return vs MSCI Japan Value (TR)            0.3%     -7.8%     -13.9%  -11.1%    -11.1%      -3.9%    -1.2%       N/A

Performance Analysis January 1998 - December 2008

                                    Index      Bench1       Bench2
Growth over period                  67.4%      -33.0%        16.3%
Compounded annual growth             4.8%       -3.6%         1.5%
Volatility                          25.2%       24.3%        22.2%
Sharpe ratio (0.22%)                 0.18 -      0.16         0.06
Maximum drawdown                   -59.8%      -61.0%       -49.9%
Start of max drawdown period     Aug-2007    Jan-2000     Jul-2007
End of max drawdown period       Dec-2008    Dec-2008     Dec-2008
Average monthly growth               0.6%       -0.1%         0.2%
Best monthly return                 16.8%       14.9%        15.4%
Worst monthly return               -24.7%      -21.4%       -18.8%
% of months with gains              56.1%       51.5%        50.8%
12 Month Correlation versus:
TOPIX W/Dividend TOPIX 100
(TR)                                 0.96        1.00        0.99
MSCI Japan Value (TR)                0.95        0.99        1.00

Index Facts

Bloomberg ticker                                                      DBAPJVT
Reuters code                                                           .DBJVT
Benchmark 1                                   TOPIX W/Dividend TOPIX 100 (TR)
Bloomberg ticker of Benchmark 1                                 TPXD100 Index
Benchmark 2                                             MSCI Japan Value (TR)
Bloomberg ticker of Benchmark 2                                  NAVLJN Index
Index sponsor                                                   Deutsche Bank
Number of stocks                                                           20
Stocks weighting                                                        Equal
Rebalancing frequency                                               Quarterly
Index Currency                                                            JPY

The Deutsche Bank Japan Value Total Return Index was launched on November 01,
2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  19

S&P X-Alpha USD Total Return Index                           REUTERS: .DBJGT
                                                          BLOOMBERG: DBAPJGT

Index Description

S&P X-Alpha USD Total Return Index is a weighted combination of 8 Deutsche Bank
Index Pairs, two each from the US, Eurozone, UK and Japan which represent the differential return between a DB Regional Style index (growth or value) and the relevant regional equity benchmark index. Each Index Pair is volatillity targeted at 8% and the S&P X-Alpha Index also has a target volatility of 8%.
The volatility is controlled by means of adjusting the exposure to the strategy on a quarterly basis, with minimum exposure being 50% and maximum exposure being 150%. The index is denominated in USD, rebalanced quarterly and includes a 60 basis points per annum rebalancing cost. The Index has an additional return component derived from the Fed Funds Rate less 6.25 basis points annual funding cost.

Absolute Return

S&P X-Alpha USD Total Return Index
MSCI World Index rebased to 1000 on (1/1/1998)
HFRX USD Equity Market Neutral Index rebased to 1541 on (3/31/2003)
[GRAPHIC OMITTED]

12 Months Volatlity

S&P X-Alpha USD Total Return Index
MSCI World Index
HFRX USD Equity Market Neutral Index
[GRAPHIC OMITTED]

Cumulative Excess Index vs HFRX USD Equity Market Neutral Index

-- Relative to HFRX USD Equity Market Neutral Index rebased to 1000
[GRAPHIC OMITTED]

Monthly Performance

-------------------------------------------------------------------------------------
          1998   1999   2000   2001   2002  2003    2004  2005    2006   2007   2008
-------------------------------------------------------------------------------------
Jan      -1.5%  -0.7%  -1.2%   3.4%   1.3%  0.2%   -0.1%  1.7%    5.6%   0.0%   2.4%
Feb       2.8%   1.4%   0.8%   3.0%   0.6% -0.8%    1.6%  4.9%   -1.4%   1.8%  -1.4%
Mar       2.7%   0.0%   3.7%   1.7%   2.7% -1.8%    1.9%  0.3%    3.0%   3.2%  -1.3%
Apr       1.3%   2.0%   2.4%   0.4%   5.8%  1.5%    0.2% -1.6%    0.9%   0.6%   1.2%
May       1.3%   1.5%   3.7%   0.2%   0.5%  4.0%    0.3%  0.1%    0.6%   1.3%   0.5%
Jun      -0.3%  -1.7%  -1.5%   0.1%   3.1% -0.9%    2.4%  3.7%    2.0%  -0.3%  -1.5%
Jul      -0.9%  -0.5%   1.4%   0.5%   0.5%  0.6%    0.5%  1.2%    0.6%   0.1%  -2.1%
Aug       0.3%  -0.9%   2.3%   2.1%   0.9%  2.0%    0.2%  3.2%   -1.9%  -1.2%  -0.9%
Sep       1.7%   0.1%   1.8%  -1.5%   0.3%  0.8%    3.0%  2.2%   -1.1%  -0.3%  -2.0%
Oct      -0.6%  -0.8%   2.1%   1.0%  -5.0%  1.4%    0.2% -0.6%    1.8%   0.2%  -1.1%
Nov      -1.6%  -2.6%   1.8%  -0.4%  -0.8%  0.7%    2.9%  0.1%    1.3%  -2.7%   0.0%
Dec      -1.2%   0.7%   3.6%   1.1%   2.2% -0.8%    1.0%  0.7%    0.2%  -2.1%   0.7%
-------------------------------------------------------------------------------------
Year      3.7%  -1.5%  22.7%  12.1%  12.4%  7.0%   15.0% 16.8%   11.9%   0.3%  -5.4%
-------------------------------------------------------------------------------------

Annual Returns

[GRAPHIC OMITTED]

Historical Performance Through December

                                                                                                      Annualised
                                                                                    ---------------------------------------------
                                              1 Month   3 Months   6 Months      YTD     1 year   3 years   5 years     10 years
S&P X-Alpha USD Total Return Index               0.7%      -0.3%      -5.2%    -5.4%      -5.4%      2.0%      7.3%         8.8%
MSCI World Index                                 3.2%     -21.8%     -33.7%   -40.7%     -40.6%     -8.1%     -0.5%        -0.6%
HFRX USD Equity Market Neutral Index            -1.7%      -0.8%      -2.9%    -0.7%      -0.7%      2.4%      1.5%          N/A
Excess Return vs MSCI World Index               -2.5%      21.5%      28.5%    35.3%      35.3%     10.1%      7.8%         9.4%
Excess Return vs HFRX USD Equity Market
  Neutral Index                                  2.4%       0.5%      -2.3%    -4.7%      -4.7%     -0.3%      5.8%          N/A

Performance Analysis January 1998 - December 2008

                                                   Index        Bench1        Bench2
Growth over period                                140.8%         16.6%          4.8%
Compounded annual growth                            8.3%          1.4%          0.8%
Volatility                                          6.3%         16.9%          4.4%
Sharpe ratio (3.69%)                                0.74     -    0.13-         0.65
Maximum drawdown                                  -12.0%        -46.8%         -6.0%
Start of max drawdown period                    Jun-2007      Apr-2000      Jul-2007
End of max drawdown period                      Dec-2008      Jan-2006      Dec-2008
Average monthly growth                              0.7%          0.2%          0.1%
Best monthly return                                 5.8%          9.0%          2.5%
Worst monthly return                               -5.0%        -19.0%         -2.8%
% of months with gains                             68.9%         56.8%         60.9%
12 Month Correlation versus:
MSCI World Index                                    0.38          1.00         -0.17
HFRX USD Equity Market Neutral Index                0.01         -0.17          1.00

Index Facts

Bloomberg ticker                                                        SPXADT
Reuters code                                                           .SPXADT
Benchmark 1                                                   MSCI World Index
Bloomberg ticker of Benchmark 1                                   NDDUWI Index
Benchmark 2                               HFRX USD Equity Market Neutral Index
Bloomberg ticker of Benchmark 2                                  HFRXEMN Index
Index sponsor                                                    Deutsche Bank
Rebalancing frequency                                                Quarterly
Index Currency                                                             USD

The S&P X-Alpha USD Total Return Index was launched on November 12, 2007 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                  20

-------------------------------------------------------------------------------
                                                                REUTERS: .SPXADE
 S&P X-Alpha USD Excess Return Index                          BLOOMBERG:  SPXADE
--------------------------------------------------------------------------------

Index Description

S&P X-Alpha USD Excess Return Index is a weighted combination of 8 Deutsche
Bank Index Pairs, two each from the US, Eurozone, UK and Japan which represent the differential return between a DB Regional Style index (growth or value) and the relevant regional equity benchmark index. Each Index Pair is volatillity targeted at 8% and the S&P X-Alpha Index also has a target volatility of 8%.
The volatility is controlled by means of adjusting the exposure to the strategy on a quarterly basis, with minimum exposure being 50% and maximum exposure being 150%. The index is denominated in USD, rebalanced quarterly and includes a 60 basis points per annum rebalancing cost.

--------------------------------------------------------------------------------
Absolute Return
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
12 Months Volatlity
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Cumulative Excess Index vs HFRX USD Equity Market Neutral Index
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Monthly Performance
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
        1998   1999   2000   2001   2002   2003   2004   2005   2006   2007   2008
-----------------------------------------------------------------------------------
Jan    -2.0%  -1.0%  -1.7%   2.9%   1.1%   0.1%  -0.2%   1.6%   5.3%  -0.5%   2.1%
Feb     2.3%   1.0%   0.3%   2.6%   0.4%  -0.9%   1.6%   4.7%  -1.8%   1.4%  -1.6%
Mar     2.2%  -0.5%   3.2%   1.2%   2.5%  -1.9%   1.8%   0.1%   2.6%   2.8%  -1.6%
Apr     0.8%   1.7%   2.0%   0.0%   5.7%   1.4%   0.1%  -1.9%   0.6%   0.2%   1.0%
May     0.9%   1.1%   3.2%  -0.1%   0.4%   3.9%   0.2%  -0.1%   0.1%   0.9%   0.3%
Jun    -0.8%  -2.1%  -2.0%  -0.2%   3.0%  -1.0%   2.3%   3.4%   1.5%  -0.7%  -1.7%
Jul    -1.4%  -0.9%   0.8%   0.2%   0.4%   0.5%   0.4%   0.9%   0.2%  -0.4%  -2.3%
Aug    -0.2%  -1.3%   1.8%   1.8%   0.8%   1.9%   0.1%   2.9%  -2.4%  -1.7%  -1.1%
Sep     1.2%  -0.3%   1.3%  -1.7%   0.2%   0.7%   2.9%   1.9%  -1.5%  -0.7%  -2.2%
Oct    -1.1%  -1.2%   1.5%   0.7%  -5.1%   1.3%   0.1%  -1.0%   1.3%  -0.2%  -1.1%
Nov    -2.0%  -3.1%   1.2%  -0.5%  -0.9%   0.6%   2.7%  -0.3%   0.8%  -3.1%   0.0%
Dec    -1.6%   0.2%   3.1%   0.9%   2.1%  -0.9%   0.8%   0.4%  -0.3%  -2.5%   0.7%
-----------------------------------------------------------------------------------
Year   -1.7%  -6.4%  15.5%   8.0%  10.6%   5.8%  13.5%  13.2%   6.5%  -4.7%  -7.2%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Returns
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance Through December 2008
--------------------------------------------------------------------------------                            Annualised
                                                                                          --------------------------------------
                                                      1 Month  3 Months  6 Months      YTD    1 year   3 years 5 years  10 years
S&P X-Alpha USD Excess Return Index                      0.7%     -0.4%     -5.8%    -7.2%     -7.2%     -1.9%    3.9%      5.2%
MSCI World Index                                         3.2%    -21.8%    -33.7%   -40.7%    -40.6%     -8.1%   -0.5%     -0.6%
HFRX USD Equity Market Neutral Index                    -1.7%     -0.8%     -2.9%    -0.7%     -0.7%      2.4%    1.5%       N/A
Excess Return vs MSCI World Index                       -2.5%     21.4%     27.9%    33.5%     33.5%      6.1%    4.4%      5.8%
Excess Return vs HFRX USD Equity Market Neutral
Index                                                    2.4%      0.4%     -2.9%    -6.5%     -6.5%     -4.3%    2.4%       N/A

-----------------------------------------------------------------------   ----------------------------------------------------------
Performance Analysis  January 1998 - December 2008                        Index Facts
-----------------------------------------------------------------------   ----------------------------------------------------------
                                        Index      Bench1        Bench2    Bloomberg ticker                                   SPXADE
Growth over period                      62.7%       16.6%          4.8%    Reuters code                                      .SPXADE
Compounded annual growth                 4.5%        1.4%          0.8%    Benchmark 1                              MSCI World Index
                                                                           Bloomberg ticker of
Volatility                               6.3%       16.9%          4.4%    Benchmark 1                                  NDDUWI Index
                                                                           Benchmark 2          HFRX USD Equity Market Neutral Index
Sharpe ratio (3.69%)                     0.72  -     0.13  -       0.65    Bloomberg ticker of
                                                                           Benchmark 2                                 HFRXEMN Index
Maximum drawdown                       -16.2%      -46.8%         -6.0%    Index sponsor                               Deutsche Bank
Start of max drawdown period         Jun-2007    Apr-2000      Jul-2007    Rebalancing frequency                           Quarterly
End of max drawdown period           Dec-2008    Jan-2006      Dec-2008    Index Currency                                        USD
Average monthly growth                   0.4%        0.2%          0.1%
Best monthly return                      5.7%        9.0%          2.5%
Worst monthly return                    -5.1%      -19.0%         -2.8%
% of months with gains                  60.6%       56.8%         60.9%
12 Month Correlation versus:
MSCI World Index                         0.31        1.00         -0.17
HFRX USD Equity Market Neutral Index    -0.01       -0.17          1.00

The S&P X-Alpha USD Excess Return Index was launched on November 12, 2007 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  21

Deutsche Bank X-Alpha USD Total Return                        BLOOMBERG: DBGLXAT
--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------
Deutsche Bank X-Alpha USD Total Return Index is a weighted combination of 8
Deutsche Bank Index Pairs, two each from the US, Eurozone, UK and Japan which represent the differential return between a DB Regional Style index (growth or value) and the relevant regional equity benchmark index. Each Index Pair is volatillity targeted at 8% and the S&P X-Alpha Index also has a target volatility of 8%. The volatility is controlled by means of adjusting the exposure to the strategy on a quarterly basis, with minimum exposure being 50%
and maximum exposure being 150%. The index is denominated in USD, rebalanced quarterly and includes a 60 basis points per annum rebalancing cost. The Index has an additional return component derived from the Fed Funds Rate less 6.25 basis points annual funding cost.

--------------------------------------------------------------------------------
Absolute Return
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
12 Months Volatlity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Excess Index vs HFRX USD Equity Market Neutral Index
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
 Monthly Performance
-----------------------------------------------------------------------------------
        1998   1999   2000   2001   2002   2003   2004   2005   2006   2007   2008
-----------------------------------------------------------------------------------
Jan    -1.4%   0.7%   1.5%   3.5%   1.1%   0.3%  -0.7%   1.9%   5.2%  -0.3%   2.7%
Feb     2.9%   0.9%   1.7%   3.1%   0.5%  -0.9%   1.9%   4.7%  -1.3%   1.7%  -1.5%
Mar     3.1%   0.0%   3.4%   1.6%   2.4%  -1.6%   2.0%   0.3%   3.1%   3.1%  -1.6%
Apr     1.3%   2.0%   0.7%   0.6%   8.2%   1.0%   1.0%  -1.7%   0.5%   1.7%   1.7%
May     1.4%   1.4%   3.4%   0.2%   0.4%   4.4%   0.1%   0.1%   0.3%   1.3%   0.3%
Jun    -0.4%  -1.9%  -1.4%   0.1%   2.9%  -0.7%   2.5%   3.8%   2.3%  -0.3%  -1.6%
Jul    -0.7%  -0.7%   1.5%   0.5%  -1.3%   1.1%   0.7%   1.1%   0.1%  -0.3%  -1.9%
Aug     0.0%  -0.8%   2.3%   1.7%   0.7%   2.1%   0.2%   3.3%  -2.0%  -1.5%  -0.9%
Sep     1.6%   0.1%   1.7%  -1.5%   0.4%   0.9%   3.0%   2.2%  -1.1%  -0.4%  -2.2%
Oct    -0.1%   0.2%   2.8%   1.5%  -4.5%   1.0%   0.2%  -1.1%   2.2%   0.2%  -1.2%
Nov    -2.1%  -3.3%   1.7%  -0.3%  -0.8%   0.8%   3.1%   0.1%   1.3%  -2.2%  -0.3%
Dec    -1.7%   0.5%   3.6%   1.1%   2.2%  -0.7%   1.0%   0.8%   0.2%  -2.2%   0.7%
-----------------------------------------------------------------------------------
Year    3.9%  -1.2%  25.3%  12.8%  12.4%   7.8%  16.1%  16.5%  11.1%   0.6%  -5.8%
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Annual Returns
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance Through December 2008
--------------------------------------------------------------------------------
                                                                                                       Annualised
                                                                                        ---------------------------------------
                                                  1 Month  3 Months  6 Months      YTD       1 year 3 years  5 years   10 years
Deutsche Bank X-Alpha USD Total Return
Index                                                0.7%     -0.8%     -5.7%    -5.8%        -5.8%    1.7%     7.3%       9.2%
MSCI World Index                                     3.2%    -21.8%    -33.7%   -40.7%       -40.6%   -8.1%    -0.5%      -0.6%
HFRX USD Equity Market Neutral Index                -1.7%     -0.8%     -2.9%    -0.7%        -0.7%    2.4%     1.5%        N/A
Excess Return vs MSCI World Index                   -2.5%     20.9%     28.0%    34.9%        34.9%    9.8%     7.8%       9.8%
Excess Return vs HFRX USD Equity Market Neutral
Index                                                2.4%    -0.1%     -2.8%     -5.1%        -5.1%   -0.7%     5.8%        N/A

Performance Analysis  January 1998 - December 2008                     Index Facts

                                    Index      Bench1      Bench2       Bloomberg ticker                                     DBGLXAT
Growth over period                 150.4%       16.6%        4.8%       Reuters code                                        .DBGLXAT
Compounded annual growth             8.7%        1.4%        0.8%       Benchmark 1                                 MSCI World Index
                                                                        Bloomberg ticker of
Volatility                           6.5%       16.9%        4.4%       Benchmark 1                                     NDDUWI Index
                                                                        Benchmark 2                   HFRX USD Equity Market Neutral
Sharpe ratio (3.69%)                 0.77       -0.13       -0.65                                                              Index
                                                                        Bloomberg ticker of
Maximum drawdown                   -12.6%      -46.8%       -6.0%       Benchmark 2                                    HFRXEMN Index
Start of max drawdown period     Jun-2007    Apr-2000    Jul-2007       Index sponsor                                  Deutsche Bank
End of max drawdown period       Dec-2008    Jan-2006    Dec-2008       Rebalancing frequency                              Quarterly
Average monthly growth               0.7%        0.2%        0.1%       Index Currency                                           USD
Best monthly return                  8.2%        9.0%        2.5%
Worst monthly return                -4.5%      -19.0%       -2.8%
% of months with gains              68.9%       56.8%       60.9%
12 Month Correlation versus:
MSCI World Index                     0.41        1.00       -0.17
HFRX USD Equity Market Neutral Index 0.01       -0.17        1.00

The Deutsche Bank X-Alpha USD Total Return Index was launched on October 31,
2007 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  22

--------------------------------------------------------------------------------
Deutsche Bank X-Alpha USD Excess Return Index                 BLOOMBERG: DBGLXAE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------

Deutsche Bank X-Alpha USD Excess Return Index is a weighted combination of 8
Deutsche Bank Index Pairs, two each from the US, Eurozone, UK and Japan which represent the differential return between a DB Regional Style index (growth or value) and the relevant regional equity benchmark index. Each Index Pair is volatillity targeted at 8% and the S&P X-Alpha Index also has a target volatility of 8%. The volatility is controlled by means of adjusting the exposure to the strategy on a quarterly basis, with minimum exposure being 50%
and maximum exposure being 150%. The index is denominated in USD, rebalanced quarterly and includes a 60 basis points per annum rebalancing cost.

--------------------------------------------------------------------------------
Absolute Return
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
12 Months Volatlity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Excess Index vs HFRX USD Equity Market Neutral Index
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
 12 Months Volatlity
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
 Monthly Performance
--------------------------------------------------------------------------------
----------------------------------------------------------------------------------
        1998   1999   2000   2001   2002   2003   2004   2005   2006   2007   2008
----------------------------------------------------------------------------------
Jan    -1.8%   0.3%   1.1%   3.0%   1.0%   0.2%  -0.8%   1.8%   4.8%  -0.8%   2.4%
Feb     2.5%   0.6%   1.2%   2.7%   0.4%  -1.0%   1.8%   4.5%  -1.7%   1.3%  -1.7%
Mar     2.6%  -0.4%   2.9%   1.2%   2.3%  -1.7%   1.9%   0.1%   2.7%   2.7%  -1.8%
Apr     0.8%   1.6%   0.3%   0.2%   8.1%   0.9%   0.9%  -1.9%   0.1%   1.3%   1.5%
May     1.0%   1.0%   2.8%  -0.1%   0.2%   4.3%   0.0%  -0.1%  -0.1%   0.9%   0.1%
Jun    -0.9%  -2.3%  -1.9%  -0.3%   2.8%  -0.8%   2.4%   3.6%   1.8%  -0.7%  -1.8%
Jul    -1.2%  -1.2%   0.9%   0.2%  -1.4%   1.0%   0.6%   0.9%  -0.4%  -0.8%  -2.0%
Aug    -0.4%  -1.3%   1.7%   1.4%   0.6%   2.0%   0.0%   3.0%  -2.4%  -1.9%  -1.1%
Sep     1.2%  -0.4%   1.2%  -1.7%   0.3%   0.8%   2.8%   1.9%  -1.5%  -0.8%  -2.4%
Oct    -0.5%  -0.3%   2.2%   1.3%  -4.7%   0.9%   0.1%  -1.4%   1.7%  -0.3%  -1.3%
Nov    -2.5%  -3.8%   1.2%  -0.5%  -0.9%   0.8%   2.9%  -0.3%   0.9%  -2.6%  -0.3%
Dec    -2.1%   0.0%   3.1%   0.9%   2.1%  -0.8%   0.9%   0.5%  -0.2%  -2.6%   0.7%
----------------------------------------------------------------------------------
Year   -1.5%  -6.1%  17.9%   8.6%  10.7%   6.6%  14.6%  13.0%   5.7%  -4.4%  -7.6%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Absolute Return
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through December 2008
--------------------------------------------------------------------------------
                                                                                                        Annualised
                                                                                          -----------------------------------
                                                   1 Month 3 Months 6 Months      YTD      1 year  3 years  5 years  10 years
Deutsche Bank X-Alpha USD Excess Return
Index                                                 0.7%    -1.0%    -6.3%    -7.6%       -7.6%    -2.2%    3.9%      5.5%
MSCI World Index                                      3.2%   -21.8%   -33.7%   -40.7%      -40.6%    -8.1%   -0.5%     -0.6%
HFRX USD Equity Market Neutral Index                 -1.7%    -0.8%    -2.9%    -0.7%       -0.7%     2.4%    1.5%       N/A
Excess Return vs MSCI World Index                    -2.5%    20.8%    27.4%    33.1%       33.0%     5.8%    4.4%      6.2%
Excess Return vs HFRX USD Equity Market Neutral
Index                                                 2.4%    -0.2%    -3.4%    -6.9%       -6.9%    -4.6%    2.3%       N/A

Performance Analysis  January 1998 - December 2008                     Index Facts
                                                                       Bloomberg
                                     Index      Bench1      Bench2      ticker                                               DBGLXAE
Growth over period                   69.1%       16.6%        4.8%     Reuters code                                        .DBGLXAE
Compounded annual growth              4.9%        1.4%        0.8%     Benchmark 1                                 MSCI World Index
                                                                       Bloomberg ticker of
Volatility                            6.5%       16.9%        4.4%       Benchmark 1                                    NDDUWI Index
                                                                       benchmark 2                    HFRX USD Equity Market Neutral
Sharpe ratio (3.69%)                  0.75       -0.13       -0.65                                                             Index
                                                                       Bloomberg ticker of
Maximum drawdown                    -16.8%      -46.8%       -6.0%       Benchmark 2                                   HFRXEMN Index
Start of max drawdown period      Jun-2007    Apr-2000    Jul-2007     Index sponsor                                  Deutsche Bank
End of max drawdown period        Dec-2008    Jan-2006    Dec-2008     Rebalancing frequency                              Quarterly
Average monthly growth                0.4%        0.2%        0.1%     Index Currency                                           USD
Best monthly return                   8.1%        9.0%        2.5%
Worst monthly return                 -4.7%      -19.0%       -2.8%
% of months with gains               59.1%       56.8%       60.9%
12 Month Correlation versus:
MSCI World Index                      0.41        1.00       -0.17
HFRX USD Equity Market Neutral Index  0.01       -0.17        1.00

The Deutsche Bank X-Alpha USD Excess Return Index was launched on October 31,
2007 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  23

--------------------------------------------------------------------------------
                                                              REUTERS: .DBVEUSDB
DBIQ ImpAct Dollar Equity Volatility (Bid) Index             BLOOMBERG: DBVEUSDB
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------

The DBIQ ImpAct Dollar Equity Volatility Index aims to measure the return streams associated with volatility in US equity market. The index seeks to take advantage of the differential between implied and realised volatility in this market. The ImpAct Dollar Equity Volatility Index Historical Levels since inception date have been restated as of Aug-22, 2007 due to a slight calculation methodology change. Both index guide and index quick reference have been updated to reflect the change. The DBIQ ImpAct Dollar Equity Volatility
Index is calculated with the closing MID option prices.

--------------------------------------------------------------------------------
 Absolute Return
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
12 Months Volatlity
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Cumulative Excess Index vs iBoxx USD Treasury TR Index
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
Monthly Performance
--------------------------------------------------------------------------------
---------------------------------------------------------------------------
        1999   2000   2001   2002   2003   2004   2005   2006   2007   2008
---------------------------------------------------------------------------
Jan           -2.7%   0.7%   1.8%  -0.7%   1.7%   1.7%   0.4%   1.5%  -1.6%
Feb            2.1%  -1.2%   0.7%   2.3%   2.5%  -0.8%   0.9%  -8.7%   1.1%
Mar           -2.3%  -0.5%   1.2%   0.3%   -0.4%1.1%   2.1%   2.3%  -0.6%
Apr           -3.1%  -0.7%  -0.8%   2.0%   0.6%   0.2%   0.8%   0.3%   1.5%
May            0.3%   1.2%  -1.7%   0.4%   2.5%   1.7%  -0.5%   2.5%   1.3%
Jun            1.6%   2.6%  -0.8%   1.0%   1.9%   1.6%   0.8%  -1.8%  -1.5%
Jul           -0.2%   0.5%  -2.8%   1.0%   1.6%   0.6%   0.7%  -2.6%   0.3%
Aug            3.1%   1.4%  -0.9%   2.3%   0.9%   1.5%   2.3%  -2.0%   0.0%
Sep            1.0%   -0.9% 0.5%  -0.9%   1.8%   1.1%   1.5%   1.6% -16.1%
Oct           -2.2%   1.7%   0.7%   3.5%   0.0%  -1.5%   1.5%   2.3% -13.6%
Nov            0.1%   2.5%   0.4%   1.8%   2.1%   1.6%   0.4%  -1.6%   0.0%
Dec     0.2%   0.1%   1.3%   1.9%   1.4%   1.1%   2.1%   1.8%   0.1%   1.3%
---------------------------------------------------------------------------
Year    0.2%  -2.5%   8.9%   0.1%  15.4%   17.5% 11.3%  13.4%  -6.3% -26.2%
---------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual Returns
--------------------------------------------------------------------------------

Historical Performance Through December 2008                                                 Annualised
                                                                                   -----------------------------
                                         1 Month  3 Months  6 Months         YTD     1 year   3 years    5 years
DBIQ ImpAct Dollar Equity Volatility
(Bid) Index                                 1.3%    -12.5%    -26.3%      -26.2%     -26.2%     -7.8%       0.5%
S&P 500 (TR) Index                          1.1%    -21.9%    -28.5%      -37.0%     -36.9%     -8.3%      -2.2%
iBoxx USD Treasury TR
Index                                       4.3%      9.8%     12.3%       14.9%      14.8%      8.9%       6.5%
Excess Return vs S&P 500 (TR)
Index                                       0.2%      9.5%      2.2%       10.8%      10.8%      0.5%       2.7%
Excess Return vs iBoxx USD Treasury                                                                         6.1%
TR Index                                   -3.0%    -22.3%    -38.6%      -41.1%     -41.0%    -16.7%      -

--------------------------------------------------------------------------------
Performance Analysis  December 1999 - December 2008
--------------------------------------------------------------------------------
                                           Index        Bench1    Bench2
Growth over period                         26.0%        -25.7%     89.1%
Compounded annual growth                    2.6%         -3.2%      7.3%
Volatility                                  8.6%         21.2%      4.7%
Sharpe ratio (3.33%)                        0.30  -       0.31      0.84
Maximum drawdown                          -32.8%        -44.7%     -4.8%
Start of max drawdown period            Feb-2007      Sep-2000  Jun-2003
End of max drawdown period              Dec-2008      Oct-2006  Feb-2004
Average monthly growth                      0.2%         -0.2%      0.6%
Best monthly return                         3.5%          9.8%      5.5%
Worst monthly return                      -16.1%        -16.8%     -4.2%
% of months with gains                     71.6%         56.9%     70.6%
12 Month Correlation versus:
S&P 500 (TR) Index                          0.42          1.00     -0.45
iBoxx USD Treasury TR Index                -0.22         -0.45      1.00

Index Facts
Bloomberg ticker                                           DBVEUSDB
Reuters code                                              .DBVEUSDB
Benchmark 1                                      S&P 500 (TR) Index
Bloomberg ticker of Benchmark 1                          SPTR Index
Benchmark 2                             iBoxx USD Treasury TR Index
Bloomberg ticker of Benchmark 2                        ITRROV Index
Index sponsor                                         Deutsche Bank
Index Currency                                                  USD

The DBIQ ImpAct Dollar Equity Volatility (Bid) Index was launched on September
26, 2007 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  24

--------------------------------------------------------------------------------
                                                              REUTERS: .DBLAUT5J
Deutsche Bank Liquid Alpha USD 5 Total Return S1 Index       BLOOMBERG: DBLAUT5J
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------
 Liquid Alpha is a multi asset investment strategy which gives access to a diversified pool of alpha generating assets thanks to a dynamic allocation tool. The Deutsche Bank Liquid Alpha USD Total Return Index 5% Volatility
Target is intended to reflect the combined total return performance of a number of indices referred to as Index Constituents, selected among S&P X-Alpha USD
Total Return Index (SPXADT), DB Commodity Harvest TR Index (DBCMHLTU), Deutsche
Bank USD Currency Harvest Balanced Funded Index (DBHVBUSF), DB Smart USD Index
leveraged 5 times (DBSMARDI) and FED FUND Total Return Index (DBMMFED1). The
Index targets an annual volatility of 5% and aims to maximise the expected return for that target. The Index is rebalanced quarterly and upon the occurrence of periods of sharply negative returns.

--------------------------------------------------------------------------------
Absolute Return
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Annual Return
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
12 Months Volatlity
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Monthly Performance
--------------------------------------------------------------------------------
         1999   2000   2001   2002   2003   2004    2005   2006    2007     2008
Jan             1.7%   2.9%   1.2%   1.4%   0.9%    1.2%   1.6%    1.2%     0.2%
Feb      1.0%   1.3%  -0.2%   0.5%   0.7%   2.3%    2.7%   0.9%    0.9%     0.2%
Mar      0.9%   0.5%   2.0%   1.8%  -0.3%   0.5%    0.5%   0.7%    1.6%     0.1%
Apr      1.1%   1.1%   0.4%   2.6%   5.1%  -1.0%    0.7%   0.0%    1.8%     0.1%
May      0.7%   2.3%   0.6%   0.6%   0.5%   0.2%    2.3%  -0.1%    1.8%     0.9%
Jun      0.6%  -0.6%   0.8%   0.1%   2.8%   2.1%    2.6%   1.6%    0.7%    -0.2%
Jul     -0.6%   1.9%   0.0%   0.3%   0.3%   0.6%    0.6%   0.8%   -0.5%     1.0%
Aug     -0.4%   0.8%   0.5%   0.4%   1.3%   1.3%   -0.5%   1.8%   -2.1%    -0.7%
Sep      0.5%   1.1%   1.3%   0.0%   1.1%   0.8%    2.8%   1.1%    2.2%    -3.8%
Oct      0.5%   2.2%   1.1%  -1.0%   1.2%   0.4%    1.6%   0.5%    1.7%    -5.8%
Nov      0.3%   1.2%   1.0%   2.9%   1.4%   2.3%    1.7%  -0.2%   -0.9%     0.0%
Dec      0.6%   1.9%   1.3%   2.0%   1.1%   1.4%   -0.8%   2.5%    0.4%     0.8%
Year     5.4%  16.5%  12.3%  12.1%  17.8%  12.6%   16.4%  11.5%    8.8%    -7.2%

--------------------------------------------------------------------------------
Percentage Allocation
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through December 2008
--------------------------------------------------------------------------------                     Annualised
                                                                                          -----------------------------
                                             1 Month   3 Months   6 Months         YTD       1 year  3 years   5 years
Liquid Alpha USD 5 TR
Index                                           0.8%      -5.0%      -8.4%       -7.2%        -7.2%     4.0%      8.1%
MSCI World TR Index                             3.3%     -21.7%     -33.5%      -40.3%       -40.2%    -7.6%      0.0%
iBoxx USD Treasury TR
Index                                           4.3%       9.8%      12.3%       14.9%        14.9%     8.9%      6.5%
Excess Return vs iBoxx USD Treasury
TR Index                                       -3.4%     -14.8%     -20.7%      -22.1%       -22.1%    -4.8%      1.5%
S&P X-Alpha USD TR Index                        0.7%      -0.3%      -5.2%       -5.4%        -5.4%     2.0%      7.3%
DB Commodity Harvest TR
Index                                          -1.9%     -28.5%     -45.6%      -28.2%       -28.1%     4.0%     14.9%
USD Currency Harvest Balanced
Index                                          -3.9%     -18.8%     -23.0%      -21.9%       -21.9%     0.0%      6.8%
dbSMART 5x TR Index                             0.1%      -0.5%      -0.6%       -0.7%        -0.7%    -0.3%      0.1%
FED FUND TR Index                               0.0%       0.1%       0.6%        2.0%         2.0%     4.1%      3.4%

--------------------------------------------------------------------------------
Performance Analysis  October 2002 - December 2008
--------------------------------------------------------------------------------

                                             Index     Bench1   Bench2
Growth over period                          168.6%      -1.9%     84.9%
Compounded annual growth                     10.4%      -0.2%      6.4%
Volatility                                    4.3%      17.1%      4.8%
Sharpe ratio (3.54%)                          2.40      -0.22      0.59
Maximum drawdown                            -10.0%     -46.8%     -4.8%
Start of max drawdown period              Aug-2008   Jan-2006  Apr-2000
End of max drawdown period                Dec-2008   Feb-2004  Jun-2003
Average monthly growth                        0.8%       0.1%      0.5%
Best monthly return                           5.1%       8.9%      5.5%
Worst monthly return                         -5.8%     -18.9%     -4.2%
% of months with gains                       84.0%      54.6%     68.1%
Correlation versus:
MSCI World TR Index                           0.15       1.00     -0.27
iBoxx USD Treasury TR Index                  -0.05      -0.27      1.00

Index Facts
Bloomberg ticker                                           DBLAUT5J
Reuters ticker                                            .DBLAUT5J
Benchmark 1                                     MSCI World TR Index
Bloomberg ticker of Benchmark 1                        GDDUWI Index
Benchmark 2                             iBoxx USD Treasury TR Index
Bloomberg ticker of Benchmark 2                        ITRROV Index
Index sponsor                                         Deutsche Bank
Stocks weighting                                           Discreet
Rebalancing frequency                                     Quarterly
Index Currency                                                  EUR

The Deutsche Bank Liquid Alpha USD 5 Total Return S1 Index was launched on
April 23, 2008 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  25

--------------------------------------------------------------------------------
                                                              REUTERS: .DBLAUE5J
Deutsche Bank Liquid Alpha USD 5 Excess Return S1 Index      BLOOMBERG: DBLAUE5J
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------

Liquid Alpha is a multi asset investment strategy which gives access to a diversified pool of alpha generating assets thanks to a dynamic allocation tool. The Deutsche Bank Liquid Alpha USD Total Return Index 5% Volatility
Target is intended to reflect the combined total return performance of a number of indices referred to as Index Constituents, selected among S&P X-Alpha USD
Total Return Index (SPXADT), DB Commodity Harvest TR Index (DBCMHLTU), Deutsche
Bank USD Currency Harvest Balanced Funded Index (DBHVBUSF), DB Smart USD Index
leveraged 5 times (DBSMARDI) and FED FUND Total Return Index (DBMMFED1).The
Deutsche Bank Liquid Alpha USD Excess Return Index 5% Volatility Target
reflects the performance of the Deutsche Bank Liquid USD Alpha Total Return
Index 5% Volatility Target minus the FED FUND performance. The Index targets an annual volatility of 5% and aims to maximise the expected return for that target. The Index is rebalanced quarterly and upon the occurrence of periods of sharply negative returns.

--------------------------------------------------------------------------------
Absolute Return
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Annual Returns
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
12 Months Volatlity
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
Monthly Performance
--------------------------------------------------------------------------------
----------------------------------------------------------------------
         1999  2000  2001   2002  2003  2004  2005   2006  2007  2008
----------------------------------------------------------------------
Jan            1.3%  2.4%   1.0%  1.3%  0.8%  1.0%   1.2%  0.7% -0.1%
Feb      0.6%  0.8% -0.7%   0.4%  0.6%  2.2%  2.5%   0.5%  0.5%  0.0%
Mar      0.5%  0.0%  1.6%   1.7% -0.4%  0.4%  0.2%   0.3%  1.1% -0.2%
Apr      0.7%  0.7%  0.0%   2.4%  5.0% -1.1%  0.5%  -0.4%  1.3% -0.1%
May      0.3%  1.7%  0.2%   0.5%  0.4%  0.2%  2.1%  -0.5%  1.3%  0.7%
Jun      0.2% -1.2%  0.5%   0.0%  2.8%  2.1%  2.3%   1.2%  0.3% -0.4%
Jul     -1.0%  1.4% -0.3%   0.1%  0.2%  0.5%  0.4%   0.3% -1.0%  0.8%
Aug     -0.8%  0.2%  0.2%   0.3%  1.2%  1.2% -0.9%   1.4% -2.6% -0.9%
Sep      0.0%  0.6%  1.0%  -0.1%  1.1%  0.7%  2.5%   0.6%  1.8% -4.0%
Oct      0.1%  1.6%  0.9%  -1.1%  1.1%  0.3%  1.3%   0.0%  1.2% -6.0%
Nov     -0.2%  0.7%  0.8%   2.8%  1.3%  2.1%  1.3%  -0.6% -1.3%  0.0%
Dec      0.2%  1.4%  1.1%   1.9%  1.0%  1.2% -1.2%   2.0%  0.1%  0.8%
----------------------------------------------------------------------
Year     0.5%  9.5%  8.0%  10.3% 16.5% 11.1% 12.8%   6.2%  3.5% -9.1%
----------------------------------------------------------------------

--------------------------------------------------------------------------------
Percentage Allocation
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through December 2008
--------------------------------------------------------------------------------
                                                                                                     Annualised
                                                                                           -------------------------------
                                            1 Month    3 Months    6 Months         YTD     1 year     3 years    5 years
Liquid Alpha USD 5 ER Index                    0.8%       -5.2%       -9.0%       -9.1%      -9.1%        0.0%       4.6%
MSCI World TR Index                            3.3%      -21.7%      -33.5%      -40.3%     -40.2%       -7.6%       0.0%
iBoxx USD Treasury TR Index                    4.3%        9.8%       12.3%       14.9%      14.9%        8.9%       6.5%
S&P X-Alpha USD TR Index                       0.7%       -0.3%       -5.2%       -5.4%      -5.4%        2.0%       7.3%
DB Commodity Harvest TR Index                 -1.9%      -28.5%      -45.6%      -28.2%     -28.1%        4.0%      14.9%
USD Currency Harvest Balanced Index           -3.9%      -18.8%      -23.0%      -21.9%     -21.9%        0.0%       6.8%
dbSMART 5x TR Index                            0.1%       -0.5%       -0.6%       -0.7%      -0.7%       -0.3%       0.1%
Unallocated                                    0.0%        0.1%        0.6%        2.0%       2.0%        4.1%       3.4%

--------------------------------------------------------------------------------
Performance Analysis  October 2002 - December 2008
--------------------------------------------------------------------------------
                                             Index        Bench1 Bench2
Growth over period                           91.0%         -1.9%  84.9%
Compounded annual growth                      6.7%         -0.2%   6.4%
Volatility                                    4.3%         17.1%   4.8%
Sharpe ratio (3.54%)                          1.54  -       0.22   0.59
Maximum drawdown                            -11.4%        -46.8%  -4.8%
                                                                       Apr-2000
Start of max drawdown period              Jul-2007             Jun-2003
                                                                       Jan-2006
End of max drawdown period                Dec-2008             Feb-2004
Average monthly growth                        0.6%          0.1%   0.5%
Best monthly return                           5.0%          8.9%   5.5%
Worst monthly return                         -6.0%        -18.9%  -4.2%
% of months with gains                       75.6%         54.6%  68.1%

MSCI World TR Index                               0.15       1.00 -0.31
iBoxx USD Treasury TR Index                      -0.05      -0.31  1.00
Correlation versus:

--------------------------------------------------------------------------------
Index Facts
--------------------------------------------------------------------------------
Bloomberg ticker                                           DBLAUE5J
Reuters ticker                                            .DBLAUE5J
Benchmark 1                                     MSCI World TR Index
Bloomberg ticker of Benchmark 1                        GDDUWI Index
Benchmark 2                             iBoxx USD Treasury TR Index
Bloomberg ticker of Benchmark 2                        ITRROV Index
Index sponsor                                         Deutsche Bank
Stocks weighting                                           Discreet
Rebalancing frequency                                     Quarterly
Index Currency                                                  EUR

The Deutsche Bank Liquid Alpha USD 5 Excess Return S1 Index was launched on
April 23, 2008 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  26

--------------------------------------------------------------------------------
                                                                REUTERS: .DBUSVG
Deutsche Bank US ValueGrowth Select Index                    BLOOMBERG: DBUSUSVG
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------
The ValueGrowth Select Index comprises either the Eurozone Value Index or the
Eurozone Growth Index as the Index Constituent and is reconstituted on a quarterly basis based on which of the Selection Pool Indices has the higher trailing 12 month Sharpe Ratio on the relevant Index Selection Date. The
Eurozone Value Index is intended to reflect the total return performance of fifteen shares with a high Dividend Yield. The shares constituting the Eurozone
Value Index will be reconstituted on a quarterly basis. The Eurozone Growth
Index is intended to reflect the total return performance of fifteen shares with a high Price Momentum and Long Term Growth Rate.

--------------------------------------------------------------------------------
Absolute Return
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
12 Months Volatlity
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Cumulative Excess Index vs S&P 500 (TR) Index
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
Monthly Performance
--------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------
        1998    1999    2000    2001    2002   2003   2004   2005   2006   2007   2008
 --------------------------------------------------------------------------------------
 Jan    8.1%   15.9%   -3.7%    0.9%   -1.0%  -3.5%   1.7%  -6.3%   4.0%   1.3%  -11.7%
 Feb    8.3%   -9.5%   19.5%   -3.6%  -10.3%   3.4%  -1.5%  -0.6%  -2.3%  -1.8%   -5.2%
 Mar    3.0%    9.4%    3.1%   -5.9%    6.9%   0.9%  -2.2%  -1.9%   2.0%   0.6%    2.1%
 Apr    3.0%    1.4%  -14.2%    8.7%  -12.1%   8.6%  -2.6%  -4.2%  -0.2%   5.4%    7.6%
 May   -3.9%   -2.2%  -11.9%    1.6%   -5.6%   8.3%   0.2%   2.5%  -7.1%   3.2%    0.0%
 Jun   12.2%    9.9%   13.2%   -3.8%   -6.9%   0.3%   2.4%  -1.8%  -0.3%   0.3%  -10.2%
 Jul    3.0%   -1.1%   -4.1%    0.2%   -5.5%   6.3%  -2.8%   3.6%   5.1%  -0.1%    0.2%
 Aug  -17.2%    5.5%   13.0%   -5.4%   -0.8%   5.0%   0.3%  -2.4%   1.7%   2.9%    2.9%
 Sep   18.0%    0.5%  -12.4%  -11.1%  -12.4%  -2.8%  -0.9%   1.3%   2.6%   5.1%  -15.4%
 Oct    4.1%    9.5%   -8.1%    2.6%   10.6%   8.6%  -0.5%  -1.4%   3.4%   7.1%  -15.8%
 Nov   11.2%   12.5%   -6.1%    8.6%    5.9%   0.6%   5.2%   5.9%   1.2%  -6.7%   -5.3%
 Dec   17.8%   25.0%    3.6%    1.7%   -6.2%   3.1%   3.2%  -1.6%   2.0%  -0.2%   -0.6%
 --------------------------------------------------------------------------------------
 Year  83.9%  102.0%  -13.9%   -7.1%  -33.8%  45.1%   2.2%  -7.2%  12.1%  17.7%  -42.8%
 --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance Through December 2008
--------------------------------------------------------------------------------

                                                                                                      Annualised
                                                                                         -----------------------------------
                                          1 Month    3 Months    6 Months      YTD       1 year    3 years 5 years  10 years
US ValueGrowth Select Index                 -0.6%      -20.7%      -30.8%   -42.8%       -42.7%      -8.9%   -6.5%      1.1%
S&P 500 (TR) Index                           0.8%      -22.6%      -29.4%   -38.5%       -38.4%     -10.2%   -4.1%     -3.0%
Excess Return vs S&P 500 (TR) Index         -1.4%        1.9%       -1.3%    -4.3%        -4.3%       1.3%   -2.4%      4.1%

--------------------------------------------------------------------------------
Performance Analysis  January 1998 - December 2008
--------------------------------------------------------------------------------
                                          Index      Bench1
Growth over period                       104.2%       -6.9%
Compounded annual growth                   6.7%       -0.6%
Volatility                                29.4%       20.8%
Sharpe ratio (3.69%)                       0.10  -     0.21
Maximum drawdown                         -59.4%      -46.3%
Start of max drawdown period           Apr-2000    Sep-2000
End of max drawdown period             Dec-2008    May-2007
Average monthly growth                     0.8%        0.1%
Best monthly return                       25.0%        9.7%
Worst monthly return                     -17.2%      -16.9%
% of months with gains                    56.8%       56.8%
12 Month Correlation versus:
S&P 500 (TR) Index                         0.95        1.00

Index Facts
Bloomberg ticker                                            DBUSUSVG
Reuters code                                                 .DBUSVG
Benchmark 1                                       S&P 500 (TR) Index
Bloomberg ticker of Benchmark 1                            SPX Index
Index sponsor                                          Deutsche Bank
Rebalancing frequency                                      Quarterly
Index Currency                                                   USD

The Deutsche Bank US ValueGrowth Select Index was launched on May 31, 2001 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  27

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                                                              REUTERS: .DBLAUE5J
Deutsche Bank ValueGrowth Select Total Return Index          BLOOMBERG: DBLAUE5J
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------

The ValueGrowth Select Index comprises either the Eurozone Value Index or the
Eurozone Growth Index as the Index Constituent and is reconstituted on a quarterly basis based on which of the Selection Pool Indices has the higher trailing 12 month Sharpe Ratio on the relevant Index Selection Date. The
Eurozone Value Index is intended to reflect the total return performance of fifteen shares with a high Dividend Yield. The shares constituting the Eurozone
Value Index will be reconstituted on a quarterly basis. The Eurozone Growth
Index is intended to reflect the total return performance of fifteen shares with a high Price Momentum and Long Term Growth Rate.

--------------------------------------------------------------------------------
Absolute Return
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
12 Months Volatlity
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
 Cumulative Excess Index vs S&P 500 (TR) Index
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
Monthly Performance
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
        1998   1999   2000   2001   2002   2003   2004   2005   2006   2007   2008
----------------------------------------------------------------------------------
Jan     9.4%   3.4%  -1.3%   6.3%  -2.3%  -4.9%   2.8%   1.5%   5.0%   4.4% -12.7%
Feb     9.1%   0.8%  18.6%  -2.9%  -0.8%  -0.5%   2.3%   2.3%   5.3%  -1.0%  -1.4%
Mar    10.1%  -0.3%  -6.3%  -3.9%   1.9%  -5.6%  -4.8%  -0.5%   3.1%   4.6%  -1.8%
Apr    -0.1%  -0.5%  -0.8%   5.6%  -1.2%  12.7%  -2.9%  -5.1%  -1.3%   4.0%   3.4%
May     3.5%  -0.1%  -1.8%  -1.4%  -2.7%   3.9%   0.6%   4.0%  -5.3%   5.3%   0.9%
Jun     3.2%   4.4%   4.2%  -2.9% -13.0%   1.3%   0.6%   2.6%  -1.2%  -1.2% -13.6%
Jul     3.9%  -1.6%   4.6%  -1.3% -10.1%   5.7%  -1.4%   3.1%   0.0%  -3.9%  -1.2%
Aug   -16.0%   4.4%   3.5%  -2.2%   2.9%   2.2%  -0.7%  -1.3%   4.2%  -1.5%   4.3%
Sep    -8.5%  -3.2%   1.1% -11.6% -22.1%  -9.2%   1.3%   4.8%   1.5%   1.0% -13.9%
Oct     6.9%   6.8%   5.2%   2.2%  15.8%  10.3%   3.0%  -2.9%   4.0%   5.1% -15.1%
Nov     4.4%  12.9%  -1.6%   5.4%  12.5%   1.5%   3.3%   4.9%  -1.3%   0.7%  -5.7%
Dec     9.8%  21.2%   2.0%   0.5% -12.2%   1.8%   4.0%   3.5%   3.1%  -1.3%  -6.2%
----------------------------------------------------------------------------------
Year   37.1%  56.8%  28.6%  -7.4% -31.9%  18.5%   8.2%  17.6%  18.1%  16.8% -49.2%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Returns
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance Through December 2008
--------------------------------------------------------------------------------
                                                                                                          Annualised
                                                                                           ----------------------------------------
                                              1 Month    3 Months    6 Months      YTD       1 year     3 years   5 years  10 years
ValueGrowth Select Total Return Index           -6.2%      -24.9%      -33.3%   -49.2%       -49.1%      -11.2%     -2.3%      3.0%
S&P 500 (TR) Index                               1.1%      -21.9%      -28.5%   -37.0%       -36.9%       -8.3%     -2.2%     -1.4%
Excess Return vs S&P 500 (TR) Index             -7.2%       -2.9%       -4.9%   -12.2%       -12.2%       -2.8%     -0.1%      4.4%
    [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Performance Analysis  January 1998 - December 2008
--------------------------------------------------------------------------------
                                          Index      Bench1
Growth over period                        84.3%       11.9%
Compounded annual growth                   5.7%        1.0%
Volatility                                23.9%       20.8%
Sharpe ratio (3.21%)                       0.10  -     0.10
Maximum drawdown                         -49.9%      -44.7%
Start of max drawdown period           Jun-2007    Sep-2000
End of max drawdown period             Dec-2008    Oct-2006
Average monthly growth                     0.7%        0.2%
Best monthly return                       21.2%        9.8%
Worst monthly return                     -22.1%      -16.8%
% of months with gains                    56.1%       58.3%
12 Month Correlation versus:
S&P 500 (TR) Index                         0.52        1.00

--------------------------------------------------------------------------------
Index Facts
--------------------------------------------------------------------------------
Bloomberg ticker                                             DBEEVGS
Reuters code                                                  .DBVGS
Benchmark 1                                       S&P 500 (TR) Index
Bloomberg ticker of Benchmark 1                           SPTR Index
Index sponsor                                          Deutsche Bank
Stocks weighting                                               Equal
Rebalancing frequency                                      Quarterly
Index Currency                                                   EUR

The Deutsche Bank ValueGrowth Select Total Return Index was launched on January
03, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  28

--------------------------------------------------------------------------------
                                                              REUTERS: .DBLAUE5J
Deutsche Bank Global Yield US Total Return Index             BLOOMBERG: DBLAUE5J
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------
The US Dividend Strategy Index is intended to reflect the total return performance of the fifteen shares in the S&P 500 Index having a high Dividend
Yield relative to other shares in the S&P 500 Index. The dividend yield is calculated by dividing the Last Dividend by the Closing Price on the applicable
Selection Date. The Last Dividend is defined as the last annual Dividend or the sum of the last four quarterly or two semi- annual Dividends during the last 12 months.
--------------------------------------------------------------------------------
Absolute Return
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
12 Months Volatlity
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
 Cumulative Excess Index vs S&P 500 (TR) Index
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
Monthly Performance
--------------------------------------------------------------------------------
----------------------------------------------------------------------------------
        1998   1999   2000   2001   2002   2003   2004   2005   2006   2007   2008
----------------------------------------------------------------------------------
Jan    -1.4%  -1.7%  -1.3%   4.5%  -0.2%  -2.6%   1.0%  -3.9%   1.8%   1.2%   2.3%
Feb     6.2%  -1.1%  -9.8%   1.0%   0.1%  -4.1%   2.2%   1.8%   2.9%  -1.6%  -8.2%
Mar     7.4%   2.1%  15.7%   0.8%   7.0%  -3.2%  -2.3%  -2.5%   1.4%   0.5%  -1.3%
Apr    -1.3%  13.1%  -1.2%   4.4%   0.4%   8.6%  -0.2%   1.2%   2.7%   1.7%   4.0%
May     2.7%  -1.6%   6.0%   2.4%   1.3%   9.7%  -0.1%   1.2%  -2.5%   3.2%  -2.3%
Jun     1.9%   2.8% -12.6%  -2.1%  -5.3%   2.9%   0.3%  -0.1%   2.2%  -2.9% -12.6%
Jul    -0.7%  -4.3%   1.2%  -0.1% -11.2%  -3.8%   0.7%   1.7%   3.6%  -4.8%   6.3%
Aug    -8.9%  -1.7%  11.1%  -1.0%   4.8%  -0.4%   3.2%  -1.6%   1.0%   2.5%   2.9%
Sep     7.7%  -5.8%   2.9%  -5.2% -14.1%   0.6%   0.5%  -0.1%   2.6%   1.6%  -0.6%
Oct     4.5%   7.3%   2.6%  -1.6%   3.1%   6.6%   0.2%  -0.6%   1.8%  -1.2% -12.0%
Nov     2.4%  -5.6%  -5.4%   3.2%   7.7%   1.4%   3.1%   3.5%  -0.1%  -5.4% -10.9%
Dec     0.2%  -5.3%  10.0%   2.8%  -2.3%   8.7%   5.1%   1.2%   4.3%  -6.6%   3.8%
----------------------------------------------------------------------------------
Year   21.3%  -3.5%  16.3%   8.9% -10.7%  25.5%  14.4%   1.5%  23.7% -11.6% -27.2%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Returns
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through December 2008
--------------------------------------------------------------------------------
                                                                                                       Annualised
                                                                                         ------------------------------------
                                                1 Month  3 Months  6 Months      YTD     1 year   3 years  5 years   10 years
Global Yield US Total Return Index                 3.8%    -18.6%  -11.5%     -27.2%     -27.1%     -7.3%    -1.6%       2.4%
S&P 500 (TR) Index                                 1.1%    -21.9%  -28.5%     -37.0%     -36.9%     -8.3%    -2.2%      -1.4%
DJ High Yield Select 10 (TR) Index                -1.3%    -24.1%  -21.6%     -39.1%     -39.0%     -6.5%    -3.7%        N/A
Excess Return vs S&P 500 (TR) Index                2.8%      3.4%   17.0%       9.8%       9.8%      1.0%     0.6%       3.8%
Excess Return vs DJ High Yield Select 10 (TR)
Index                                              5.1%      5.5%   10.1%      11.9%      11.9%     -0.8%     2.1%        N/A

---------------------------------------------------------------------        -------------------------------------------------------
Performance Analysis  January 1998 - December 2008                           Index Facts
---------------------------------------------------------------------        -------------------------------------------------------
                                       Index     Bench1        Bench2        Bloomberg ticker                               DBUSGYTR
Growth over period                     53.7%      11.9%         -6.1%        Reuters code                                  .DBGYUSTR
Compounded annual growth                4.0%       1.0%         -0.8%        Benchmark 1                          S&P 500 (TR) Index
                                                                             Bloomberg ticker of
Volatility                             21.0%      20.8%         23.6%          Benchmark 1                                SPTR Index
                                                                             Benchmark 2                DJ High Yield Select 10 (TR)
Sharpe ratio (3.69%)                    0.01 -     0.13  -       0.19                                                          Index
                                                                             Bloomberg ticker of
Maximum drawdown                      -41.1%     -44.7%        -45.0%          Benchmark 2                                MUTR Index
Start of max drawdown period        Jun-2007   Sep-2000      Nov-2007        Index sponsor                             Deutsche Bank
End of max drawdown period          Dec-2008   Oct-2006      Dec-2008        Number of stocks                                     15
Average monthly growth                  0.5%       0.2%          0.1%        Stocks weighting                                  Equal
Best monthly return                    15.7%       9.8%         11.4%        Rebalancing frequency                         Quarterly
Worst monthly return                  -14.1%     -16.8%        -16.8%        Index Currency                                      USD
% of months with gains                 57.6%      58.3%         55.2%
12 Month Correlation versus:
S&P 500 (TR) Index                      0.93       1.00          0.94
DJ High Yield Select 10 (TR) Index      0.95       0.94          1.00

The Deutsche Bank Global Yield US Total was launched on January 31, 2004 and has no prior operating history. All pro-forma performance data shown Return
Index prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                  29

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                                                              REUTERS: .DBLAUE5J
Deutsche Bank Global Yield Euro Total Return Index           BLOOMBERG: DBLAUE5J
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------
The Euro Dividend Strategy Index is intended to reflect the total return performance of twenty-five shares in the Dow Jones EURO STOXX Large Index having a high Dividend Yield relative to other shares in the Dow Jones EURO
STOXX Large Index. The dividend yield is calculated by dividing the Last
Dividend by the Closing Price on the applicable Selection Date. The Last
Dividend is defined as the last annual Dividend or the sum of the last four quarterly or two semi-annual Dividends during the last 12 months.
--------------------------------------------------------------------------------
Absolute Return
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
12 Months Volatlity
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Cumulative Excess Index vs EuroSTOXX 50 (TR) Index
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
Monthly Performance
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
       1998   1999   2000   2001   2002   2003   2004   2005   2006   2007    2008
----------------------------------------------------------------------------------
Jan    7.3%   1.2%  -9.3%   2.5%   1.0%  -3.8%   1.5%   2.7%   4.8%   2.5%  -11.9%
Feb    7.6%  -0.2%   1.8%  -4.5%   0.3%  -1.5%   2.1%   3.4%   5.1%  -1.7%   -4.0%
Mar   11.3%   6.8%   6.0%  -2.4%   6.5%  -5.2%  -1.8%   0.4%   2.6%   2.6%   -1.6%
Apr    1.1%   9.5%   2.2%   5.6%  -0.4%  13.3%   2.8%  -3.7%  -0.3%   5.1%    8.4%
May    7.4%  -2.9%   3.0%   1.3%  -0.5%   1.7%   0.3%   4.3%  -3.8%   3.4%   -0.3%
Jun    2.6%   4.0%   1.2%  -1.6%  -6.6%   3.1%   3.4%   3.9%   0.9%  -2.1%  -14.1%
Jul    1.9%  -2.4%   3.8%  -1.7% -14.9%   4.4%  -0.3%   3.3%   1.7%  -3.4%   -1.5%
Aug  -16.2%   5.8%   2.9%  -1.5%   4.3%   3.0%  -0.4%   0.2%   4.4%  -0.1%    3.3%
Sep   -1.9%  -1.7%  -2.0% -12.1% -15.0%  -5.6%   2.7%   5.7%   2.7%   0.8%  -11.4%
Oct    4.1%   2.3%   5.9%   2.9%   7.9%   5.0%   3.3%  -2.7%   4.1%   1.8%  -23.1%
Nov    9.1%   5.1%  -1.4%   3.9%   5.6%   1.8%   1.8%   3.8%  -0.8%  -2.5%   -9.8%
Dec    2.1%   8.2%   0.8%   2.9%  -6.6%   3.8%   2.4%   3.3%   3.5%  -1.9%    3.5%
----------------------------------------------------------------------------------
Year  39.2%  40.6%  14.9%  -6.0% -19.9%  20.0%  19.4%  26.9%  27.4%   4.3%  -50.1%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Returns
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance Through December 2008
-------------------------------------------------------------
                                                                                                      Annualised
                                                                                         --------------------------------------
                                              1 Month    3 Months    6 Months        YTD   1 year   3 years   5 years  10 years
Global Yield Euro Total Return Index             3.5%      -28.2%      -35.3%     -50.1%   -50.0%    -12.8%      0.1%      3.9%
EuroSTOXX 50 (TR) Index                          0.7%      -19.0%      -26.3%     -42.4%   -42.3%     -9.3%      0.3%     -1.0%
Excess Return vs EuroSTOXX 50 (TR) Index         2.8%       -9.2%       -8.9%      -7.7%    -7.7%     -3.5%     -0.2%      4.9%

--------------------------------------------------------------------------------
Performance Analysis  January 1998 - December 2008
--------------------------------------------------------------------------------
                                          Index      Bench1
Growth over period                       104.0%       22.2%
Compounded annual growth                   6.7%        1.8%
Volatility                                21.7%       24.6%
Sharpe ratio (3.21%)                       0.16  -     0.06
Maximum drawdown                         -55.3%      -59.9%
Start of max drawdown period           Jun-2007    May-2000
End of max drawdown period             Dec-2008    Dec-2008
Average monthly growth                     0.7%        0.3%
Best monthly return                       13.3%       14.7%
Worst monthly return                     -23.1%      -18.6%
% of months with gains                    63.6%       58.3%
12 Month Correlation versus:
EuroSTOXX 50 (TR) Index                    0.94        1.00

--------------------------------------------------------------------------------
Index Facts
-------------------------------------------------------------------------------
Bloomberg ticker                                            DBEEGYTR
Reuters code                                               .DBGYEUTR
Benchmark 1                                  EuroSTOXX 50 (TR) Index
Bloomberg ticker of Benchmark 1                           SX5T Index
Index sponsor                                          Deutsche Bank
Number of stocks                                                  25
Stocks weighting                                               Equal
Rebalancing frequency                                      Quarterly
Index Currency                                                   EUR

The Deutsche Bank Global Yield Euro Total Return Index was launched on January
31, 2004 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  30

--------------------------------------------------------------------------------
                                                              REUTERS: .DBLAUE5J
Deutsche Bank Global Yield AP Total Return Index             BLOOMBERG: DBLAUE5J
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------
The Asia Pacific Dividend Strategy Index is intended to reflect the total return performance of the ten shares in the MSCI Japan Index, MSCI Hong Kong
Index, MSCI Singapore Index or MSCI Australia Index having a high Dividend
Yield relative to other shares in those Indices. The dividend yield is calculated by dividing the Last Dividend by the Closing Price on the applicable
Selection Date. The Last Dividend is defined as the last annual Dividend or the sum of the last four quarterly or two semi- annual Dividends during the last 12 months.

--------------------------------------------------------------------------------
Absolute Return
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
12 Months Volatlity
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Cumulative Excess Index vs MSCI Asia Pacific (TR) Index
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Monthly Performance
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        1998   1999   2000  2001   2002   2003   2004  2005   2006   2007   2008
--------------------------------------------------------------------------------
Jan     0.8%  -1.9%  -8.7% -2.6%  -1.2%   0.5%   3.1% -1.5%   3.8%   1.4%  -6.6%
Feb    10.0%  -2.6%  -5.2%  0.3%   3.6%   0.8%   1.7%  2.3%   3.4%   2.2%  -1.1%
Mar    -3.7%   9.7%  -1.8% -9.6%   1.1%   0.4%   2.1% -0.8%  -1.2%   1.5%   0.1%
Apr    -3.4%  14.2%   5.5%  3.4%   2.8%   2.9%  -2.2%  0.3%   5.3%   0.4%   6.9%
May    -7.4%  -7.5%  -1.5%  2.4%   4.7%   2.8%   0.7%  0.6%  -3.9%   1.6%   1.6%
Jun     1.9%   4.1%   7.7%  0.1%  -1.0%   0.0%   0.5%  1.2%  -2.6%  -2.1%  -5.4%
Jul     0.6%   2.0%  -2.4% -1.0%  -2.7%  -0.3%  -0.2%  3.4%   1.5%   0.9%  -0.8%
Aug    -6.9%  -1.0%   0.3% -2.0%   2.7%   2.1%   3.3% -1.2%   6.9%  -1.4%  -3.3%
Sep     2.4%   0.7%  -0.8% -9.5%  -1.5%   4.4%   1.4%  3.8%  -0.5%   6.6%  -6.2%
Oct    21.5%   1.3%   1.6%  4.3%   2.1%   2.1%   4.5% -3.3%   4.2%   5.6% -16.6%
Nov     4.2%   4.9%   2.2%  6.7%   1.2%   1.8%   5.0%  1.5%   4.2%  -2.1% -10.6%
Dec     1.6%  -0.9%   2.5%  1.6%  -2.6%   4.8%   2.3%  1.1%   7.8%  -1.2%  10.9%
--------------------------------------------------------------------------------
Year   20.0%  23.3%  -1.7% -7.0%   9.2%  24.5%  24.1%  7.4%  32.1%  13.7% -29.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Returns
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
Historical Performance Through December 2008
--------------------------------------------------------------------------------

                                                                                                           Annualised
                                                                                              ------------------------------------
                                               1 Month    3 Months    6 Months      YTD       1 year    3 years  5 years  10 years
Global Yield AP Total Return Index               10.9%      -17.3%      -25.5%   -29.2%       -29.2%       2.1%     7.2%      8.1%
MSCI Asia Pacific (TR) Index                      8.5%      -16.0%      -33.7%   -41.8%       -41.8%      -8.2%     2.5%       N/A
Excess Return vs MSCI Asia Pacific (TR) Index     2.5%       -1.2%        8.1%    12.6%        12.6%      10.2%     4.8%       N/A

--------------------------------------------------------------------------------
Performance Analysis  January 1998 - December 2008
--------------------------------------------------------------------------------
                                          Index      Bench1
Growth over period                       160.8%       14.5%
Compounded annual growth                   9.1%        1.7%
Volatility                                18.0%       20.9%
Sharpe ratio (3.69%)                       0.30  -     0.09
Maximum drawdown                         -38.3%      -50.5%
Start of max drawdown period           Nov-2007    Nov-2007
End of max drawdown period             Dec-2008    Dec-2008
Average monthly growth                     0.8%        0.3%
Best monthly return                       21.5%        8.6%
Worst monthly return                     -16.6%      -19.7%
% of months with gains                    62.9%       56.3%
12 Month Correlation versus:
MSCI Asia Pacific (TR) Index               0.90        1.00

--------------------------------------------------------------------------------
Index Facts
--------------------------------------------------------------------------------
Bloomberg ticker                                            DBAPGYTR
Reuters code                                               .DBGYAPTR
Benchmark 1                             MSCI Asia Pacific (TR) Index
Bloomberg ticker of Benchmark 1                       NDUEACAP Index
Index sponsor                                          Deutsche Bank
Number of stocks                                                  10
Stocks weighting                                               Equal
Rebalancing frequency                                      Quarterly
Index Currency                                                   USD

The Deutsche Bank Global Yield AP Total Return Index was launched on January
31, 2004 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  31

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                                                              REUTERS: .DBLAUE5J
Deutsche Bank E-REV Europe Total Return Index                BLOOMBERG: DBLAUE5J
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------
The E-REV Europe Index is intended to reflect the total return performance of twenty shares with a high Estimate Revision Ratio selected from the Dow Jones
Euro STOXX Large Index. The Estimate Revision Ratio for a share is defined as the number of upward revisions on the selection date minus the number of downward revisions on the selection date, divided by the number of estimates for such share.

--------------------------------------------------------------------------------
Absolute Return
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
12 Months Volatlity
--------------------------------------------------------------------------------
                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Cumulative Excess Index vs EuroSTOXX 50 (TR) Index
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Monthly Performance
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
        1998   1999   2000   2001   2002   2003   2004   2005   2006   2007   2008
----------------------------------------------------------------------------------
Jan     6.3%   3.2%  -5.7%  -0.5%  -5.1%  -4.3%   2.6%   1.9%   4.2%   1.9% -13.0%
Feb    11.7%   0.0%   5.4%  -4.6%  -1.6%  -3.8%   1.0%   3.2%   4.5%  -1.3%  -3.3%
Mar    14.3%   2.5%   2.4%  -2.0%   3.9%  -4.3%  -2.9%  -1.6%   2.9%   3.9%  -4.8%
Apr     0.6%   2.1%   3.7%   7.9%  -3.7%  15.6%   0.3%  -3.2%   0.1%   6.3%   4.8%
May     6.1%  -0.4%  -2.3%   0.3%  -2.7%   0.5%  -1.3%   2.6%  -5.3%   3.7%   2.5%
Jun     3.1%   1.9%   2.0%  -1.9%  -6.2%   2.5%   2.6%   3.4%   0.6%   0.2% -11.0%
Jul     1.3%   0.2%   4.7%  -2.7% -12.1%   4.8%  -0.6%   4.7%   0.9%  -4.4%  -1.1%
Aug   -14.1%   4.5%   3.9%  -6.3%   2.3%   3.5%  -0.7%  -1.1%   4.9%  -2.1%  -0.9%
Sep    -8.8%   0.1%  -4.9%  -7.0% -14.1%  -7.4%   2.4%   6.4%   3.4%   1.7% -10.4%
Oct     6.1%   3.7%   4.6%   5.8%   7.1%   8.1%   0.3%  -3.2%   1.6%   2.7%  -8.8%
Nov     8.0%  11.6%  -2.9%   3.5%   3.0%   1.2%   3.0%   4.5%   0.0%  -5.9%  -9.6%
Dec     4.3%  13.9%   1.5%   3.6% -10.0%   3.0%   1.8%   4.5%   4.6%  -0.3%  -0.8%
----------------------------------------------------------------------------------
Year   41.3%  51.4%  12.2%  -4.9% -34.6%  18.9%   8.6%  23.6%  24.3%   5.8% -44.9%
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Returns
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance Through December 2008
[-------------------------------------------------------------------------------

                                                                                                     Annualised
                                                                                        ------------------------------------
                                            1 Month    3 Months    6 Months      YTD    1 year    3 years  5 years  10 years
E-REV Europe Total Return Index               -0.8%      -18.2%      -28.1%   -44.9%    -44.8%     -10.2%    -0.6%      2.0%
EuroSTOXX 50 (TR) Index                        0.7%      -19.0%      -26.3%   -42.4%    -42.3%      -9.3%     0.3%     -1.0%
Excess Return vs EuroSTOXX 50 (TR) Index      -1.6%        0.8%       -1.7%    -2.5%     -2.5%      -0.8%    -0.8%      3.0%
    [GRAPHIC OMITTED]

=-------------------------------------------------------------------------------
Performance Analysis  January 1998 - December 2008
--------------------------------------------------------------------------------
                                          Index      Bench1
Growth over period                        72.6%       22.2%
Compounded annual growth                   5.1%        1.8%
Volatility                                21.9%       24.6%
Sharpe ratio (3.21%)                       0.09  -     0.06
Maximum drawdown                         -49.4%      -59.9%
Start of max drawdown period           Jul-2007    May-2000
End of max drawdown period             Dec-2008    Dec-2008
Average monthly growth                     0.6%        0.3%
Best monthly return                       15.6%       14.7%
Worst monthly return                     -14.1%      -18.6%
% of months with gains                    61.4%       58.3%
12 Month Correlation versus:
EuroSTOXX 50 (TR) Index                    0.86        1.00

=-------------------------------------------------------------------------------
Index Facts
--------------------------------------------------------------------------------
Bloomberg ticker                                            DBEEERET
Reuters code                                               .DBEEERET
Benchmark 1                                  EuroSTOXX 50 (TR) Index
Bloomberg ticker of Benchmark 1                           SX5T Index
Index sponsor                                          Deutsche Bank
Number of stocks                                                  20
Stocks weighting                                               Equal
Rebalancing frequency                                      Quarterly
Index Currency                                                   EUR

The Deutsche Bank E-REV Europe Total Return Index was launched on April 25,
2003 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  32

-------------------------------------------------------------------------------
Deutsche Bank E-REV Japan Total Return Index                    REUTERS: .DBERJT
                                                            BLOOMBERG: DBAPERJT
-------------------------------------------------------------------------------

Index Description
-------------------------------------------------------------------------------
The E-REV Japan Index is intended to reflect the total return performance of twenty shares with a high Estimate Revision Ratio selected from the TOPIX 100
Index. The Estimate Revision Ratio for a share is defined as the number of upward revisions on the selection date minus the number of downward revisions on the selection date, divided by the number of estimates for such share.

-------------------------------------------------------------------------------
12 Months Volatlity
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
----------------------------------------------------------------------------
       1998   1999  2000  2001    2002  2003  2004  2005  2006  2007  2008
----------------------------------------------------------------------------
Jan    3.2%   0.5%  -6.3%   4.9%  -9.5% -5.8% -0.6% -1.0%  4.6%  1.8% -11.4%
Feb   -2.9%  -0.1%  -1.3% -10.0%   0.4% -2.6%  3.1%  4.6% -3.6%  2.1%  -1.2%
Mar    1.0%  13.2%   7.6%   3.0%   2.3% -3.2%  6.8% -0.1%  6.9%  1.3% -10.8%
Apr   -2.0%   6.5%  -2.3%   5.9%   3.2% -0.6% -1.6% -4.9% -0.1%  0.3%  12.0%
May    1.4%  -1.5%  -6.4%  -2.4%   2.8%  4.2% -1.9%  3.2% -9.1%  4.4%   4.3%
Jun    1.8%   8.7%   6.3%   2.5%  -5.9%  5.6%  1.5%  2.0%  1.6%  3.5%  -3.1%
Jul    4.2%   1.1%  -7.8%  -8.4%  -7.4%  3.1% -5.5%  1.7%  0.0% -1.9%  -2.8%
Aug   -10.3% -3.5%  -0.2% -10.1%  -2.5%  1.7% -1.3%  6.2%  4.4% -6.2%  -4.3%
Sep   -3.6%   4.8%  -5.7%  -2.9%  -1.5% -3.9% -2.4% 14.8%  1.6%  6.7% -18.9%
Oct   -0.7%   2.8%  -3.0%   2.9%  -5.5%  2.3%  0.1%  1.2%  2.0% -0.9% -22.3%
Nov    7.1%   6.3%  -1.3%  -1.7%   6.7% -2.1%  1.1%  7.2% -0.6%-10.2%  -6.3%
Dec   -2.6%  15.9%  -6.8%   0.4%  -4.4%  4.2%  3.9%  6.4%  7.2% -3.4%   1.1%
----------------------------------------------------------------------------
Year  -4.7%  67.7% -25.1% -16.4% -20.5%  2.0%  2.5% 48.1% 14.8% -3.6% -50.9%
----------------------------------------------------------------------------

-------------------------------------------------------------------------------
Absolute Return
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Cumulative Excess Index vs TOPIX 100 (TR) Index
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Annual Returns
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through December 2008
--------------------------------------------------------------------------------------------------------------
                                                                                        Annualised
                                                                           -----------------------------------
                                       1 Month  3 Months  6 Months     YTD  1 year  3 years  5 years  10 years
E-REV Japan Total Return Index            1.1%    -26.3%    -44.4%  -50.9%  -50.8%   -18.4%    -3.8%     -3.5%
TOPIX 100 (TR) Index                      2.7%    -24.8%    -38.2%  -44.0%  -43.9%   -18.5%    -3.9%     -2.8%
--------------------------------------------------------------------------------------------------------------
Excess Return vs TOPIX 100 (TR) Index    -1.6%     -1.6%     -6.2%   -6.9%   -6.9%     0.1%     0.1%     -0.7%
--------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1998 - December 2008
-------------------------------------------------------------------------------
                                          Index      Bench1
Growth over period                       -33.0%      -33.0%
Compounded annual growth                  -3.6%       -3.6%
Volatility                                23.8%       24.3%
Sharpe ratio (0.22%)                       0.16        0.16
Maximum drawdown                         -59.0%      -61.0%
Start of max drawdown period           Jul-2007    Jan-2000
End of max drawdown period             Dec-2008    Dec-2008
Average monthly growth                    -0.1%       -0.1%
Best monthly return                       15.9%       14.9%
Worst monthly return                     -22.3%      -21.4%
% of months with gains                    50.8%       51.5%
12 Month Correlation versus:
-------------------------------------------------------------------------------
TOPIX 100 (TR) Index                       0.97        1.00
-------------------------------------------------------------------------------

Index Facts
-------------------------------------------------------------------------------
Bloomberg ticker                                            DBAPERJT
Reuters code                                                 .DBERJT
Benchmark 1                                     TOPIX 100 (TR) Index
Bloomberg ticker of Benchmark 1                        TPXD100 Index
Index sponsor                                          Deutsche Bank
Number of stocks                                                  20
Stocks weighting                                               Equal
Rebalancing frequency                                      Quarterly
Index Currency                                                   JPY

The Deutsche Bank E-REV Japan Total Return Index was launched on April 25, 2003 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 33

-------------------------------------------------------------------------------
Deutsche Bank SectorLeader Total Return Index                     REUTERS: .DSLE
                                                             BLOOMBERG: DBEESLE
-------------------------------------------------------------------------------

Index Description
-------------------------------------------------------------------------------
The Sectorleader Index is intended to reflect the total return performance of four market sector indices with a high Moving Average Momentum Ratio contained in the Dow Jones Euro STOXX market sector return indices as included in the sector classifications as published by STOXX Limited. The Moving Average
Momentum Ratio is the quotient of the arithmetic average of the Closing Levels of such Selection Pool Index for the twenty week days preceding and including such selection date and the arithmetic average of the closing levels of such
Selection Pool Index for the two hundred week days preceding and including such selection date. The four Selection Pool Indices with the highest Moving Average
Momentum Ratio are selected to become part of the Index.

-------------------------------------------------------------------------------
12 Months Volatlity
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
---------------------------------------------------------------------------
        1998  1999  2000  2001   2002  2003  2004  2005  2006  2007  2008
---------------------------------------------------------------------------
Jan     6.7%  3.6% -2.8%  -5.6%  -2.2% -4.2%  7.3%  1.8%  4.6%  3.7% -10.2%
Feb     8.5% -3.4% 15.8%  -2.1%   0.6% -4.9%  0.1%  4.8%  4.0% -0.1%  -2.4%
Mar     9.2% -2.2% -8.9%  -7.6%   1.0% -3.8% -2.4%  0.8%  3.2%  5.3%  -4.0%
Apr     2.7%  4.0% -2.9%   7.4%  -6.0% 10.3% -0.9% -2.0%  0.5%  1.2%   5.4%
May     3.3%  0.6% -6.7%   1.4%  -1.8%  4.0% -0.5%  6.7% -5.7%  4.6%   2.4%
Jun     2.3%  7.7%  2.3%  -5.5%  -9.6%  2.3%  1.9%  1.4%  3.1%  0.5%  -6.7%
Jul     5.1%  0.9%  2.0%  -0.8% -12.6%  3.5% -0.6%  4.6%  0.7% -3.2%  -7.1%
Aug   -19.1%  2.9%  2.6%  -2.9%  -1.3%  1.9% -0.4%  0.4%  3.1% -1.2%  -1.0%
Sep   -13.0% -2.8%  1.1%  -9.1% -14.8% -9.1%  2.6%  6.1%  5.4%  3.2% -17.9%
Oct     8.5%  4.7%  1.0%   1.9%   4.6%  9.8%  1.5% -6.4%  4.6%  1.9% -19.6%
Nov     9.9% 10.4% -1.7%   3.2%   0.2%  0.2%  1.7%  2.4%  0.5% -7.5%  -3.2%
Dec     6.4% 18.5%  0.0%  -0.5%  -9.7%  2.5%  2.6%  4.1%  5.3% -1.2%  -2.8%
---------------------------------------------------------------------------
Year   28.7% 52.3% -0.3% -19.5% -42.3% 11.4% 13.3% 26.9% 32.9%  6.7% -51.7%
---------------------------------------------------------------------------

-------------------------------------------------------------------------------
Absolute Return
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Cumulative Excess Index vs DJSTOXX 600 (TR) Index
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Annual Returns
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through December 2008
-----------------------------------------------------------------------------------------------------------------
                                                                                          Annualised
                                                                               ----------------------------------
                                          1 Month  3 Months  6 Months     YTD  1 year  3 years  5 years  10 years
SectorLeader Total Return Index             -2.8%    -24.4%    -42.9%  -51.7%  -51.6%   -11.8%    -0.3%     -2.5%
DJ STOXX 600 (TR) Index                     -3.8%    -22.1%    -30.8%  -43.8%  -43.7%   -11.4%    -0.2%     -1.1%
-----------------------------------------------------------------------------------------------------------------
Excess Return vs DJ STOXX 600 (TR) Index     1.0%     -2.3%    -12.2%   -7.9%   -7.9%    -0.4%    -0.1%     -1.4%
-----------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1998 - December 2008
-------------------------------------------------------------------------------
                                          Index      Bench1
Growth over period                        -0.4%        8.3%
Compounded annual growth                   0.0%        0.7%
Volatility                                22.9%       20.9%
Sharpe ratio (3.21%)                       0.14        0.12
Maximum drawdown                         -63.9%      -53.1%
Start of max drawdown period           Mar-2000    Sep-2000
End of max drawdown period             May-2007    Oct-2006
Average monthly growth                     0.2%        0.2%
Best monthly return                       18.5%       11.0%
Worst monthly return                     -19.6%      -14.1%
% of months with gains                    59.1%       57.6%
12 Month Correlation versus:
-------------------------------------------------------------------------------
DJ STOXX 600 (TR) Index                    0.91        1.00
-------------------------------------------------------------------------------

Index Facts
-------------------------------------------------------------------------------
Bloomberg ticker                                             DBEESLE
Reuters code                                                   .DSLE
Benchmark 1                                  DJ STOXX 600 (TR) Index
Bloomberg ticker of Benchmark 1                           SXXR Index
Index sponsor                                          Deutsche Bank
Stocks weighting                                          Market Cap
Rebalancing frequency                                      Quarterly
Index Currency                                                   EUR

The Deutsche Bank SectorLeader Total Return Index was launched on December 01,
2000 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 34

-------------------------------------------------------------------------------
Deutsche Bank ChinaOpportunity Index Total Return Index USD     REUTERS: .DBCOUS
8BLOOMBERG: DBAPCOU
-------------------------------------------------------------------------------

Index Description
-------------------------------------------------------------------------------
The China Opportunity USD Index is intended to reflect the total return performance of thirty ordinary shares selected from the Hang Seng China
Enterprise Index, the Hang Seng China-Affiliated Corporations Index, the
Shanghai B-Share Stock Price Index, the Shenzhen B-Share Stock Price Index and
the MSCI China Index in accordance with the following criteria: large market capitalisation, high market turnover, low price to book ratio, low price to earnings ratio and high dividend yield.

-------------------------------------------------------------------------------
12 Months Volatlity
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
-------------------------------------------------------------------------------
        1998  1999   2000   2001  2002  2003   2004  2005   2006   2007  2008
-------------------------------------------------------------------------------
Jan   -30.7% -18.2%   6.8%   1.6%  3.1% 11.0%   4.8%  -2.6% 28.6%   4.3% -14.4%
Feb    45.1%   1.3%  -9.3%  14.3%  2.7%  1.7%   3.7%  10.9% -0.9%   4.2%   4.8%
Mar    -3.7%  11.5%   5.9%  32.8%  2.2% -1.5%  -5.2%  -6.3%  1.8%   4.9% -16.1%
Apr   -12.5%  21.3%   3.0%  11.1%  0.8% -0.3% -12.2%  -2.1%  1.1%  16.7%   8.7%
May    -8.2%  14.1%   6.6%  21.3%  1.2% 11.4%   0.8%  -4.8%  7.0%  14.9%  -3.4%
Jun   -11.7%  54.3%  15.1%  -1.0%  2.6%  2.8%  -3.0%   2.1% -1.0%   2.6% -15.3%
Jul   -23.3% -13.3%  14.0% -17.3% -2.6%  8.2%  -1.1%  -1.2% -5.9%   8.2%   0.3%
Aug   -18.1%  -2.3%   3.9% -11.2% -3.0%  6.2%  -2.1%   1.2%  3.2%  -1.5% -11.8%
Sep    34.4%  -6.1% -11.3%  -6.8% -4.9%  1.4%   7.1%   3.6%  5.3%  14.5% -15.9%
Oct     8.7%  -8.8%  -2.9%  16.9% -5.6% 14.3%  -8.5% -14.5%  2.8%   7.8% -31.4%
Nov     1.6%  -2.8%   0.1%   2.5%  2.5%  2.9%   6.4%   3.0%  9.2% -13.9%  12.6%
Dec    -9.8%   0.3%   8.7%  -3.9%  0.1% 11.4%  -1.8%   1.4% 12.9%  -1.1%  12.4%
-------------------------------------------------------------------------------
Year  -42.3%  39.3%  44.1%  62.2% -1.5% 93.5% -12.3% -11.0% 80.0%  75.7% -56.8%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Absolute Return
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Cumulative Excess Index vs HANG SENG China (TR) Index (USD)
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Annual Returns
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through December 2008
---------------------------------------------------------------------------------------------------------------------
                                                                                              Annualised
                                                                                   ----------------------------------
                                              1 Month  3 Months  6 Months     YTD  1 year  3 years  5 years  10 years
ChinaOpportunity Index Total Return Index USD   12.4%    -13.2%    -35.4%  -56.8%  -56.7%    10.9%     1.3%     20.8%
HANG SENG China (TR) Index (USD)                 9.5%    -12.8%    -33.3%  -50.7%  -50.7%    14.0%     9.5%     16.4%
---------------------------------------------------------------------------------------------------------------------
Excess Return vs HANG SENG China (TR) Index
(USD)                                            2.9%     -0.4%     -2.1%   -6.1%   -6.1%    -3.0%    -8.2%      4.4%
---------------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1998 - December 2008
-------------------------------------------------------------------------------
                                           Index     Bench1
Growth over period                        281.9%      81.7%
Compounded annual growth                   12.9%      15.2%
Volatility                                 31.0%      37.9%
Sharpe ratio (3.69%)                       0.30       0.30
Maximum drawdown                          -70.9%     -66.4%
Start of max drawdown period            Nov-2007   Nov-2007
End of max drawdown period              Dec-2008   Dec-2008
Average monthly growth                      1.7%       1.9%
Best monthly return                        54.3%      21.0%
Worst monthly return                      -31.4%     -27.0%
% of months with gains                     59.1%      62.0%
12 Month Correlation versus:
-------------------------------------------------------------------------------
HANG SENG China (TR) Index (USD)           0.77       1.00
-------------------------------------------------------------------------------

Index Facts
-------------------------------------------------------------------------------
Bloomberg ticker                                                     DBAPCOU
Reuters code                                                         .DBCOUS
                                                  HANG SENG China (TR) Index
Benchmark 1                                                            (USD)
Bloomberg ticker of Benchmark 1                           HSI 21 Index (USD)
Index sponsor                                                  Deutsche Bank
Number of stocks                                                          30
Stocks weighting                                                       Equal
Rebalancing frequency                                              Quarterly
Index Currency                                                           USD

The Deutsche Bank ChinaOpportunity Index Total Return Index USD was launched on
July 31, 2001 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 35

-------------------------------------------------------------------------------
Deutsche Bank Islamic US EquityBuilder Total Return Index    REUTERS: .DBEIIUEP
                                                              BLOOMBERG: DBUSIU
-------------------------------------------------------------------------------

Index Description
-------------------------------------------------------------------------------
The Islamic US EquityBuilder Index Total Return intends to reflect the total return performance of 30 stocks with a high earnings estimate revision ratio selected from the Dow Jones Islamic United States Large Cap Index. The Estimate
Revision Ratio is defined as the quotient between (i) the number of Upward
Revisions per share on the reference selection date minus the number of
Downwards Revisions per share on the reference selection date and (ii) the number of Estimates per share on the reference selection date. There is a country restriction so that no more than five shares from the same country will constitute the Index.

-------------------------------------------------------------------------------
12 Months Volatlity
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
-------------------------------------------------------------------------------
        1998  1999   2000  2001   2002  2003  2004  2005  2006  2007   2008
-------------------------------------------------------------------------------
Jan     4.2%  9.7%   1.2%   3.5%  -1.1% -3.2% -1.9% -3.2%  1.6%  2.9%  -9.3%
Feb    11.4% -7.6%  13.1% -15.6%  -1.8% -1.1%  1.3%  0.6% -1.6% -2.0%   4.5%
Mar     4.9%  6.6%  11.2% -11.9%   2.3%  0.8%  0.7% -1.5%  0.6%  2.1%  -0.6%
Apr     3.6%  1.2%  -0.3%  12.8%  -5.7%  9.0%  0.1% -3.5%  0.4%  5.1%   2.5%
May    -2.1%  1.7%  -7.0%   0.9%   0.0%  6.7%  1.7%  3.5% -4.2%  2.9%   2.8%
Jun     7.3% 16.7%  12.9%  -3.9%  -6.6%  1.8%  1.5%  2.4% -0.4% -0.9%  -2.0%
Jul     2.5%  0.9%  -0.9%   0.6%  -9.0%  1.1% -3.2%  4.9% -1.2% -3.4%  -6.6%
Aug   -16.2%  4.3%  15.3%  -4.0%   2.2%  4.7%  1.0%  0.3%  0.7%  2.0%   0.7%
Sep     9.9%  0.6%  -6.8%  -7.1% -10.7% -2.6%  3.1%  3.4%  0.8%  6.5% -12.8%
Oct    10.2% 11.5%  -4.5%   1.5%   8.0%  6.3% -0.6% -1.2%  5.0%  2.1% -16.1%
Nov     9.0%  8.4% -18.2%   1.2%  -0.4%  1.7%  4.2%  3.0%  1.7% -4.3%  -9.6%
Dec    13.6% 13.0%   5.1%   0.2%  -1.5%  2.6%  2.1%  0.3% -1.1%  1.2%   5.3%
-------------------------------------------------------------------------------
Year   70.6% 87.5%  16.4%- 22.2% -22.9% 30.9% 10.3%  9.0%  2.2% 14.5% -36.4%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Absolute Return
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Cumulative Excess Index vs DJ Islamic Market US Index (TR)
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Annual Returns
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through December 2008
-----------------------------------------------------------------------------------------------------------------------
                                                                                                 Annualised
                                                                                     ----------------------------------
                                              1 Month  3 Months  6 Months     YTD  1 year  3 years  5 years  10 years
Islamic US EquityBuilder Total Return
Index                                            5.3%    -20.2%    -34.5%  -36.4%  -36.3%    -9.3%    -2.2%       4.4%
DJ Islamic Market US Index (TR)                  1.3%    -19.4%    -28.9%  -33.3%  -33.3%    -5.5%    -1.1%      -1.9%
DJ Islamic Mkt US Large Cap Index (TR)           0.9%    -17.4%    -26.3%  -31.6%  -31.5%    -4.7%    -1.4%        N/A
-----------------------------------------------------------------------------------------------------------------------
Excess Return vs DJ Islamic Market US
Index (TR)                                       4.0%     -0.7%     -5.7%   -3.0%   -3.0%    -3.9%    -1.0%       6.3%
Excess Return vs DJ Islamic Mkt US Large Cap
Index (TR)                                       4.4%     -2.8%     -8.3%   -4.7%   -4.7%    -4.6%    -0.8%        N/A
-----------------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1998 - December 2008
-------------------------------------------------------------------------------
                                          Index      Bench1        Bench2
Growth over period                       161.9%       13.9%         14.2%
Compounded annual growth                   9.1%        1.2%          2.3%
Volatility                                24.5%       22.0%         19.1%
Sharpe ratio (3.69%)                       0.22        0.11          0.07
Maximum drawdown                         -56.7%      -57.2%        -34.2%
Start of max drawdown period           Sep-2000    Apr-2000      Nov-2007
End of max drawdown period             Dec-2008    Dec-2008      Dec-2008
Average monthly growth                     0.9%        0.2%          0.2%
Best monthly return                       16.7%       10.4%          5.1%
Worst monthly return                     -18.2%      -15.7%        -14.2%
% of months with gains                    63.6%       53.0%         58.8%
12 Month Correlation versus:
-------------------------------------------------------------------------------
DJ Islamic Market US Index (TR)            0.96        1.00          1.00
DJ Islamic Mkt US Large Cap Index (TR)     0.96        1.00          1.00
-------------------------------------------------------------------------------

Index Facts
-------------------------------------------------------------------------------
Bloomberg ticker                                             DBUSIU
Reuters code                                              .DBEIIUEP
Benchmark 1                         DJ Islamic Market US Index (TR)
Bloomberg ticker of Benchmark 1                         IMUS Index
Benchmark 2                  DJ Islamic Mkt US Large Cap Index (TR)
Bloomberg ticker of Benchmark 2                         IMUSL Index
Index sponsor                                         Deutsche Bank
Number of stocks                                                 30
Stocks weighting                                              Equal
Rebalancing frequency                                     Quarterly
Index Currency                                                  USD

The Deutsche Bank Islamic US EquityBuilder Total Return Index was launched on
November 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 36

-------------------------------------------------------------------------------
Deutsche Bank Islamic Europe EquityBuilder Total Return Index REUTERS: .DBEIIEEP
                                                              BLOOMBERG: DBEEIE
-------------------------------------------------------------------------------

Index Description
-------------------------------------------------------------------------------
The Islamic Europe EquityBuilder Total Return Index intends to reflect the equal-weighted total return performance of 20 stocks with a high Estimate
Revision Ratio selected from the Dow Jones Islamic Europe Large Cap Index. The
Estimate Revision Ratio is defined as the quotient between (i) the number of
Upward Revisions per share on the reference selection date minus the number of
Downwards Revisions per share on the reference selection date and (ii) the number of Estimates per share on the reference selection date. There is a country restriction so that no more than five shares from the same country will constitute the Index.

-------------------------------------------------------------------------------
12 Months Volatlity
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
-------------------------------------------------------------------------------
        1998  1999  2000  2001   2002  2003  2004  2005  2006  2007   2008
-------------------------------------------------------------------------------
Jan     9.5%  14.2% -3.7% -0.3%   1.4% -5.6%  0.5%  1.1%  6.9%  2.3%  -9.9%
Feb    10.4%   5.9% 10.5% -7.4%   0.3% -2.9%  0.0%  5.0%  0.8% -2.8%   2.0%
Mar    11.3%  -0.5%  2.9% -0.3%   5.9% -2.6% -1.7% -1.7%  5.7%  3.2%  -3.5%
Apr     1.2%   3.2%  0.0%  6.6%  -5.2%  6.9%  1.9% -1.4%  2.0%  3.3%   8.0%
May     5.1%  -0.8% -4.3%  2.4%  -4.6%  0.5%  0.2%  5.5% -7.3%  2.3%   1.9%
Jun     0.4%   6.6%  2.8% -0.4%  -6.1%  1.5%  1.7%  5.7% -0.1%  1.0%  -5.4%
Jul    -1.0%   0.4%  4.2% -2.0% -10.7%  3.0% -1.4%  2.1% -0.3% -1.9%  -5.7%
Aug   -10.8%   5.1%  7.0% -0.6%   0.1%  1.9% -1.9%  1.5%  1.5% -0.4%  -2.1%
Sep    -3.0%   1.4% -4.3% -6.3%  -9.9% -2.7%  2.9%  7.8%  0.1%  5.9% -19.7%
Oct     3.5%   4.4%  2.5%  1.9%  10.2%  5.3% -0.3% -5.0%  2.3%  1.7% -13.4%
Nov     7.9%  19.0% -4.5%  1.4%   2.7%  1.6%  4.0%  2.3%  0.5% -4.4%  -5.5%
Dec     6.5%  15.5% -0.6%  3.8%  -5.3%  3.7%  0.7%  4.8%  5.3%  0.1%  -3.6%
-------------------------------------------------------------------------------
Year   46.5% 101.8% 11.9% -2.0% -21.0% 10.3%  6.6% 30.5% 18.1% 10.2% -46.1%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Absolute Return
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Cumulative Excess Index vs DJ Islamic Europe Index (TR)
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Annual Returns
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through December 2008
----------------------------------------------------------------------------------------------------------------------
                                                                                                Annualised
                                                                                    ----------------------------------
                                               1 Month  3 Months  6 Months     YTD  1 year  3 years  5 years  10 years
Islamic Europe EquityBuilder Total
Return Index                                     -3.6%    -21.1%    -41.5%  -46.1%  -46.0%   -11.1%    -0.5%      6.6%
DJ Islamic Europe Index (TR)                      6.0%    -18.6%    -39.4%  -43.1%  -43.0%    -5.9%     0.5%       N/A
DJ Islamic Mkt EUR Large Cap Index (TR)          -3.4%    -16.6%    -29.5%  -38.6%  -38.6%   -10.2%    -1.5%       N/A
----------------------------------------------------------------------------------------------------------------------
Excess Return vs DJ Islamic Europe
Index (TR)                                       -9.7%     -2.6%     -2.1%   -3.0%   -3.0%    -5.2%    -0.9%       N/A
Excess Return vs DJ Islamic Mkt EUR Large Cap
Index (TR)                                       -0.2%     -4.5%    -12.0%   -7.4%   -7.4%    -0.9%     1.1%       N/A
----------------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1998 - December 2008
-------------------------------------------------------------------------------
                                          Index      Bench1        Bench2
Growth over period                       176.5%      -10.1%          4.2%
Compounded annual growth                   9.7%       -1.1%          0.7%
Volatility                                20.7%       22.1%         19.9%
Sharpe ratio (3.21%)                       0.31        0.20          0.12
Maximum drawdown                         -48.4%      -47.9%        -39.8%
Start of max drawdown period           Nov-2007    Nov-2007      Nov-2007
End of max drawdown period             Dec-2008    Dec-2008      Dec-2008
Average monthly growth                     0.9%        0.0%          0.1%
Best monthly return                       19.0%        9.6%          7.8%
Worst monthly return                     -19.7%      -18.9%        -13.1%
% of months with gains                    61.4%       51.8%         60.3%
12 Month Correlation versus:
-------------------------------------------------------------------------------
DJ Islamic Europe Index (TR)               0.92        1.00          0.93
DJ Islamic Mkt EUR Large Cap Index (TR)    0.94        0.93          1.00
-------------------------------------------------------------------------------

Index Facts
-------------------------------------------------------------------------------
Bloomberg ticker                                                        DBEEIE
Reuters code                                                        . DBEIIEEP
Benchmark 1                                       DJ Islamic Europe Index (TR)
Bloomberg ticker of Benchmark 1                                     IMEU Index
Benchmark 2                            DJ Islamic Mkt EUR Large Cap Index (TR)
Bloomberg ticker of Benchmark 2                                    JIEUL Index
Index sponsor                                                    Deutsche Bank
Number of stocks                                                            20
Stocks weighting                                                         Equal
Rebalancing frequency                                                Quarterly
Index Currency                                                             EUR

The Deutsche Bank Islamic Europe EquityBuilder Total Return Index was launched on November 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 37

-------------------------------------------------------------------------------
Deutsche Bank Islamic Asia Pacific EquityBuilder
Total Return Index                                            REUTERS: .DBEIIAEP
                                                            BLOOMBERG: DBAPIAEP
-------------------------------------------------------------------------------

Index Description
-------------------------------------------------------------------------------
The Islamic Asia Pacific EquityBuilder Index intends to reflect the total return performance of 20 stocks with a high Estimate Revision Ratio selected from the Dow Jones Islamic Asia Pacific Large Cap Index. The Estimate Revision
Ratio is defined as the quotient between (i) the number of Upward Revisions per share on the reference selection date minus the number of Downwards Revisions per share on the reference selection date and (ii) the number of Estimates per share on the reference selection date.

-------------------------------------------------------------------------------
12 Months Volatlity
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
-------------------------------------------------------------------------------
        1998   1999  2000   2001   2002  2003  2004  2005  2006  2007   2008
-------------------------------------------------------------------------------
Jan     7.0%  -1.4%  -0.3%   4.3%  -4.8% -1.1%  0.4%  1.4%  6.5% -1.5%  -7.8%
Feb    -3.9%  -0.6%   1.6% -11.1%   2.7%  1.4%  1.0%  4.8% -3.7%  4.6%   9.1%
Mar    -2.0%  14.1%   5.0%  -4.5%   4.3% -4.1%  3.2% -4.0%  2.7%  1.9%  -7.2%
Apr     0.8%   5.8%  -7.1%   9.1%   4.4%  3.1% -2.8% -2.8%  5.8%  3.3%   4.5%
May    -3.6%  -2.2%  -1.4%   2.6%   1.8%  4.9% -1.3% -0.2% -7.2%  0.2%   5.1%
Jun    -0.7%  16.8%   9.9%  -5.2%  -4.3%  5.2%  3.8%  5.7% -1.8%  2.6%  -5.0%
Jul     1.6%  10.2%  -6.4%  -6.6%  -6.7%  5.5% -1.7%  2.5% -0.2%  5.2%  -4.3%
Aug    -7.3%   4.4%  12.4%  -2.6%  -0.9% 11.0%  0.2%  4.6%  1.5% -1.0%  -7.3%
Sep     4.6%  10.9%  -8.5%  -6.2%  -9.8%  4.3%  2.7%  8.0%  0.3% 11.0% -15.8%
Oct     9.2%  15.7% -10.2%   4.0%  -4.0%  4.5%  5.1% -3.6%  1.8%  7.5% -28.0%
Nov     7.7%  14.2%   0.8%   2.5%   4.2%  1.7%  7.8%  2.6%  0.9% -4.1%  -2.9%
Dec     6.8%  15.6%  -8.4%  -5.0%  -2.7%  5.0%  3.5%  5.7%  3.5% -4.6%   9.3%
-------------------------------------------------------------------------------
Year   20.2% 163.5% -14.4% -18.8% -15.8% 49.1% 23.6% 26.6%  9.8% 26.6% -44.3%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Absolute Return
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Cumulative Excess Index vs DJ Islamic Mkt ASIA/PAC Index (TR)
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Annual Returns
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through December 2008
--------------------------------------------------------------------------------------------------------------------------
                                                                                                   Annualised
                                                                                        ----------------------------------
                                                   1 Month  3 Months  6 Months     YTD  1 year  3 years  5 years  10 years
Islamic Asia Pacific EquityBuilder Total
  Return Index                                        9.3%    -23.5%    -42.9%  -44.3%  -44.3%    -8.2%     3.9%     10.8%
DJ Islamic Mkt ASIA/PAC Index (TR)                    7.0%    -17.8%    -38.9%  -44.3%  -44.2    -10.7%    -1.7%      2.0%
DJ Islamic Mkt ASIA/PAC Large Cap Index (TR)          6.7%    -18.2%    -38.4%  -43.4%  -43.3%    -9.6%    -1.5%       N/A
--------------------------------------------------------------------------------------------------------------------------
Excess Return vs DJ Islamic Mkt ASIA/PAC Index (TR)   2.3%     -5.7%     -4.0%   -0.1%   -0.1%     2.5%     5.6%      8.8%
Excess Return vs DJ Islamic Mkt ASIA/PAC
  Large Cap Index (TR)                                2.6%     -5.4%     -4.4%   -1.0%   -1.0%     1.4%     5.3%       N/A
--------------------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1998 - December 2008
-------------------------------------------------------------------------------
                                          Index        Bench1      Bench2
Growth over period                       234.9%         30.3%       32.1%
Compounded annual growth                  11.6%          2.4%        5.0%
Volatility                                23.6%         22.1%       21.8%
Sharpe ratio (3.69%)                       0.34          0.06        0.06
Maximum drawdown                         -53.5%        -61.5%      -50.3%
Start of max drawdown period           Nov-2007      Apr-2000    Nov-2007
End of max drawdown period             Dec-2008      Dec-2008    Dec-2008
Average monthly growth                     1.1%          0.4%        0.5%
Best monthly return                       16.8%         17.5%        7.8%
Worst monthly return                     -28.0%        -19.5%      -19.2%
% of months with gains                    59.1%         54.5%       60.3%
12 Month Correlation versus:
-------------------------------------------------------------------------------
DJ Islamic Mkt ASIA/PAC Index (TR)         0.87          1.00        1.00
DJ Islamic Mkt ASIA/PAC Large Cap
Index (TP)                                 0.86          1.00        1.00
-------------------------------------------------------------------------------

Index Facts
-------------------------------------------------------------------------------
Bloomberg ticker                                                      DBAPIAEP
Reuters code                                                         .DBEIIAEP
Benchmark 1                                  DJ Islamic Mkt ASIA/PAC Index (TR)
Bloomberg ticker of Benchmark 1                                    DJIAP Index
Benchmark 2                          Islamic Mkt ASIA/PAC Large Cap Index (TR)
Bloomberg ticker of Benchmark 2                                    JIAPL Index
Index sponsor                                                    Deutsche Bank
Number of stocks                                                            20
Stocks weighting                                                         Equal
Rebalancing frequency                                                Quarterly
Index Currency                                                             USD

The Deutsche Bank Islamic Asia Pacific EquityBuilder Total Return Index was
launched on November 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 38

-------------------------------------------------------------------------------
Deutsche Bank Islamic Global EquityBuilder Total Return Index REUTERS:.DBEIIGEP
                                                            BLOOMBERG: DBGLIGEP
-------------------------------------------------------------------------------

Index Description
-------------------------------------------------------------------------------
The Islamic Global EquityBuilder Total Return Index intends to reflect the total return performance of a weighted combination of the Europe, US and Asia
Pacific Islamic EquityBuilder Indices.

-------------------------------------------------------------------------------
12 Months Volatlity
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
-------------------------------------------------------------------------------
        1998  1999  2000   2001   2002  2003  2004  2005  2006  2007  2008
-------------------------------------------------------------------------------
Jan     5.7%  8.2%  -1.5%   1.9%  -2.0% -3.1% -1.0% -2.3%  5.3%  1.5%  -8.9%
Feb     8.8% -3.2%   9.6% -12.4%  -0.2% -1.0%  0.5%  3.4% -1.8% -0.7%   5.3%
Mar     5.5%  4.9%   7.2%  -8.0%   4.1% -1.2%  0.0% -2.7%  3.2%  2.7%  -1.3%
Apr     3.2%  2.0%  -2.8%  10.1%  -2.7%  8.7% -0.6% -2.9%  3.3%  5.0%   4.0%
May     0.2% -0.2%  -4.7%   0.3%   0.0%  6.2%  0.4%  2.1% -5.0%  1.8%   2.8%
Jun     3.4% 13.0%  10.2%  -3.0%  -4.3%  1.5%  2.8%  3.3% -0.6%  0.4%  -3.2%
Jul     1.6%  3.5%  -1.3%  -0.3%  -9.4%  2.5% -2.7%  3.7% -0.8% -1.0%  -6.2%
Aug   -12.5%  4.1%  10.6%  -1.4%   0.2%  3.3%  0.2%  1.9%  1.2%  0.5%  -3.4%
Sep     6.2%  2.9%  -6.5%  -6.6%  -9.3%  0.5%  3.7%  5.0%  0.1%  8.6% -16.7%
Oct     8.1%  9.5%  -4.5%   1.6%   6.8%  6.2%  1.3% -3.1%  3.8%  2.7% -19.8%
Nov     7.6% 11.2% -10.0%   1.3%   1.5%  2.3%  6.3%  2.2%  2.5% -3.1%  -7.2%
Dec    10.5% 14.1%   3.6%   0.3%  -1.2%  5.3%  2.7%  2.7%  1.6% -0.3%   6.1%
-------------------------------------------------------------------------------
Year   57.5% 94.4%   7.3% -16.7% -16.3% 34.9% 14.0% 13.4% 13.1% 19.1% -41.6%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Absolute Return
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Cumulative Excess Index vs DJ Islamic Mkt World Large Cap Index (TR)
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

-------------------------------------------------------------------------------
Annual Returns
-------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through December 2008
-----------------------------------------------------------------------------------------------------------------------
                                                                                                Annualised
                                                                                     ----------------------------------
                                                1 Month  3 Months  6 Months     YTD  1 year  3 years  5 years  10 years
Islamic Global EquityBuilder Total Return Index    6.1%    -21.1%    -40.4%  -41.6%  -41.5%    -7.7%     0.3%      7.1%
DJ Islamic Mkt World Large Cap Index (TR)          2.9%    -17.5%    -33.3%  -37.1%  -37.0%    -5.6%    -0.6%       N/A
DJ Islamic Market Index (TR)                       3.2%    -20.1%    -35.3%  -38.9%  -38.8%    -6.6%    -0.7%     -1.1%
-----------------------------------------------------------------------------------------------------------------------
Excess Return vs DJ Islamic Mkt World Large
  Cap Index (TR)                                   3.1%     -3.5%     -7.1%   -4.5%   -4.5%    -2.1%     1.0%       N/A
Excess Return vs DJ Islamic Market Index (TR)      2.8%     -1.0%     -5.1%   -2.8%   -2.8%    -1.1%     1.1%      8.2%
-----------------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1998 - December 2008
-------------------------------------------------------------------------------
                                          Index      Bench1     Bench2
Growth over period                       214.1%       22.8%      17.3%
Compounded annual growth                  11.0%        3.7%       1.5%
Volatility                                17.9%       16.4%      17.7%
Sharpe ratio (3.69%)                       0.41        0.00       0.13
Maximum drawdown                         -46.9%      -40.8%     -56.9%
Start of max drawdown period           Nov-2007    Nov-2007   Apr-2000
End of max drawdown period             Dec-2008    Dec-2008   Dec-2008
Average monthly growth                     1.0%        0.3%       0.3%
Best monthly return                       14.1%        6.1%      12.0%
Worst monthly return                     -19.8%      -16.0%     -18.2%
% of months with gains                    62.1%       69.1%      57.6%
12 Month Correlation versus:
-------------------------------------------------------------------------------
DJ Islamic Mkt World Large Cap Index (TR)  0.96        1.00       0.99
DJ Islamic Market Index (TR)               0.97        0.99       1.00
-------------------------------------------------------------------------------

Index Facts
-------------------------------------------------------------------------------
Bloomberg ticker                                                      DBGLIGEP
Reuters code                                                         .DBEIIGEP
Benchmark 1                          DJ Islamic Mkt World Large Cap Index (TR)
Bloomberg ticker of Benchmark 1                                   DJILRG Index
Benchmark 2                                       DJ Islamic Market Index (TR)
Bloomberg ticker of Benchmark 2                                     DJIM Index
Index sponsor                                                    Deutsche Bank
Number of stocks                                                            70
Stocks weighting                                                         Equal
Rebalancing frequency                                                Quarterly
Index Currency                                                             USD

The Deutsche Bank Islamic Global EquityBuilder Total Return Index was launched on November 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 39

Appendix A - Bloomberg Codes

Index                         Bloomberg:     Reuters:    Benchmark 1
-----                         ----------     --------    -----------
CROCI US+                     CROCI          .CROCI      S&P 500 (TR)
CROCI US Plus II              DBUSCPII                   S&P 500 (TR)
CROCI Euro+                   CRCEU          .CRCEU      EuroSTOXX 50  (TR)
CROCI Euro II                 DBEECRII                   EuroSTOXX 50  (TR)
CROCI Japan+                  CRCJP          .CRCJP      TOPIX 100 (TR)
CROCI Japan II                DBAPCRII                   TOPIX 100 (TR)
US Growth                     DBUSUSG        .DBEIUSG    S&P 500/Citigroup Growth (TR)
US Value                      DBUSUSV        .DBEIUSV    S&P 500/Citigroup Value (TR)
Euro Growth                   DBEEEUGR       .DBEIEUGR   DJES LC Growth Euro (TR)
Euro Value                    DBEEEUVA       .DBEIEUVA   DJES LC Value Euro (TR)
UK Growth                     DBEEUKGT       .DBUKGT     FTSE 100 (TR)
UK Value                      DBEEUKVT       .DBUKVT     FTSE 100 (TR)
Japan Growth                  DBAPJGT        .DBJGT      TOPIX 100 (TR)
Japan Value                   DBAPJVT        .DBJVT      TOPIX 100 (TR)
S&P X-Alpha TR                SPXADT         .SPXADT     MSCI World (TR)
S&P X-Alpha ER                SPXADE         .SPXADE     MSCI World (TR)
X-Alpha TR                    DBGLXAT                    MSCI World (TR)
X-Alpha ER                    DBGLXAE                    MSCI World (TR)
ImpAct Dollar Equity
  Volatility Index            DBVEUSDB       .DBVEUSDB   S&P 500 (TR)
Liquid Alpha USD 5 TR         DBLAUT5J       .DBLAUT5J   MSCI World (TR)
Liquid Alpha USD 5 ER         DBLAUE5J       .DBLAUE5J   MSCI World (TR)
US ValueGrowth Select         DBUSUSVG       .DBUSVG     S&P 500 (TR)
ValueGrowth Select            DBEEVGS        .DBVGS      S&P 500 (TR)
Global Yield US TR            DBUSGYTR       .DBGYUSTR   S&P 500 (TR)
Global Yield Euro TR          DBEEGYTR       .DBGYEUTR   EuroSTOXX 50 (TR)
Global Yield AP TR            DBAPGYTR       .DBGYAPTR   MSCI Asia Pacific (TR)
E-REV Europe TR               DBEEERET       .DBEEERET   EuroSTOXX 50 (TR)
E-REV Japan TR                DBAPERJT       .DBERJT     TOPIX 100 (TR)
SectorLeader TR               DBEESLE        .DSLE       DJ STOXX 600 (TR)
ChinaOpportunity TR USD       DBAPCOU        .DBCOUS     HANG SENG China Ent (TR) (USD)
Islamic US EquityBuilder      DBUSIU         .DBEIIUEP   DJ Islamic Mkt US LCAP (TR)
Islamic Europe EquityBuilder  DBEEIE         .DBEIIEEP   DJ Islamic Mkt EUR LCAP (TR)
Islamic Asia Pacific
  EquityBuilder               DBAPIAEP       .DBEIIAEP   DJ Islamic Mkt ASIA/PAC (TR)
Islamic Global EquityBuilder  DBGLIGEP       .DBEIIGEP   DJ Islamic Mkt World LCAP (TR)

Bloomberg:     Benchmark 2                        Bloomberg:
----------     -----------                        ----------
SPTR           S&P 500/Citigroup Value (TR)       SPTRSVX
SPTR           S&P 500/Citigroup Value (TR)       SPTRSVX
SX5T           MSCI EMU (TR)                      NDDUEMU (EUR)
SX5T           MSCI EMU (TR)                      NDDUEMU (EUR)
TPXD100        MSCI Japan (TR)                    NDDUJN (JPY)
TPXD100        MSCI Japan (TR)                    NDDUJN (JPY)
SPTRSGX        S&P 500 (TR)                       SPTR
SPTRSVX        S&P 500 (TR)                       SPTR
SLGT           DJES Large Euro (TR)               LCXT
SLVE           DJES Large Euro (TR)               LCXT
TUKXG          MSCI UK Growth (TR)                NLDGUK
TUKXG          MSCI UK Value (TR)                 NDLVUK
TPXD100        MSCI Japan Growth (TR)             NAGLJN
TPXD100        MSCI Japan Value (TR)              NAVLJN
NDDUWI         HFRX US Equity Market Neutral (TR) HFRXEMN
NDDUWI         HFRX US Equity Market Neutral (TR) HFRXEMN
NDDUWI         HFRX US Equity Market Neutral (TR) HFRXEMN
NDDUWI         HFRX US Equity Market Neutral (TR) HFRXEMN
SPTR           iBoxx USD Treasury (TR)            ITRROV
NDDUWI         iBoxx USD Treasury (TR)            ITRROV
NDDUWI         iBoxx USD Treasury (TR)            ITRROV
SPTR
SPTR
SPTR           DJ High Yield Select 10 (TR)       MUTR
SX5T
NDUEACAP
SX5T
TPXD100
SXXR
HSI 21 (USD)
IMUSL          DJ Islamic Market US (TR)          IMUS
DJIEUL         DJ Islamic Europe (TR)             IMEU
DJIAP          DJ Islamic Market APAC LCAP (TR)   DJIAPL
DJILRG         DJ Islamic Market (TR)             DJIM

-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 40

Additional information is available from your Deutsche Bank sales representative. In addition to this GME Indices Review, the CROCI Indices
Review, X-Alpha Monthly Reports and Liquid Alpha Monthly Reports are available upon request.

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Past performance is not indicative of future results.
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Source: Bloomberg or Deutsche Bank AG/London                                 41